Exhibit 10.87

                                                                 Loan No.: 77287

                           LOAN AND SECURITY AGREEMENT

            THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated April 16, 2007 is made by and between BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("Borrower"), whose address is c/o Bluegreen Corporation, 4960 Conference Way North, Suite 100, Boca Raton, FL 33431, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), whose address is 500 West Monroe Street, Chicago, Illinois 60661.

                                   A. RECITALS

            1. All capitalized terms used herein shall have the meanings ascribed thereto in Section B, below.

            2. Borrower desires Lender to extend a revolving secured credit facility to Borrower in an aggregate amount not to exceed Forty-Five Million Dollars ($45,000,000.00) in accordance with the terms of this Agreement.

            3. Borrower's obligations under the Loan Documents will be secured by, among other things: (1) a security interest in certain Notes Receivable; and
(2) the other Collateral. In addition, pursuant to Section 5.1 of this Agreement and subject to the RFC Loan Documents, Borrower agrees to a negative pledge with respect to the Operating Contracts.

                             B. CERTAIN DEFINITIONS

                                  Defined Terms

            The following terms used in this Agreement shall have the following meanings:

            Advance. Proceeds of the Loan advanced from time to time by Lender to Borrower in accordance with this Agreement.

            Affiliate. Any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person; provided, however, that under no circumstances shall Guarantor be deemed an Affiliate of any 5% or greater shareholder of Guarantor or any Affiliate of such shareholder who is not a Direct Affiliate (as defined herein) of Guarantor, nor shall any such shareholder be deemed to be an Affiliate of Guarantor. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, (i) any entity included in the same GAAP consolidated financial statements and the notes therein as Guarantor shall be an Affiliate of Guarantor (a "Direct Affiliate") and (ii) Guarantor shall be deemed to be an Affiliate of Borrower.


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

            Agreement. As defined in the introductory paragraph.

            Amenities. Any and all facilities, whether on-site or off-site, that are described in the sales prospectus and the Public Report for the Timeshare Project whether available at the Timeshare Project or elsewhere at the Facilities and that are or committed to be made available for the use and enjoyment of the owners of Timeshare Interests under the terms of the Timeshare Documents.

            Anti-Money  Laundering Laws. Those laws,  regulations and sanctions, state and federal, criminal and civil, that (a) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (c) require identification and documentation of the parties with whom a Financial Institution conducts business; or (d) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the Patriot Act, the Bank Secrecy Act, the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

            Approved Transactions. As defined in Section 4.13, and any other bona fide, good faith transaction with an Affiliate of Borrower, provided such transaction is on "market" terms and would not reasonably be expected to have a Material Adverse Effect.

            Association.   The  not-for-profit  Missouri  corporation  which  is
responsible for operating and maintaining the Timeshare Plan and the Timeshare Project pursuant to the terms of the Timeshare Documents.

            Availability. At all times during the Revolving Period, the lesser of (x) the Maximum Amount minus the current outstanding principal balance of the Loan or (y) an amount equal to the Availability Percentage times the principal balance of Eligible Notes Receivable to be assigned to Lender in connection with the then current Advance. After expiration of the Revolving Period, Availability shall be Zero Dollars ($0).

            Availability Percentage. The percentage adjusted in accordance with Exhibit D attached hereto.

            Availability Report. A monthly report certified by Borrower in the form attached hereto as Exhibit B evidencing Availability.

            Bank Secrecy Act. The Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq.

            Base Rate. The U.S. Dollar rate (rounded upward to the nearest one thousandth) listed on page 3750 (i.e., the Libor page) of the Telerate News Services titled "British Banker Association Interest Settlement Rates" for a designated maturity of one (1) month determined as of 11:00 a.m. London Time on the second (2nd) full Eurodollar Business Day next preceding the first day of each month with respect to which interest is payable under the Loan (unless such date is not a Business Day in which event the next succeeding Eurodollar Business Day which is also


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

a Business Day will be used). If the Telerate News Services (a) publishes more than one (1) such Libor Rate, the average of such rates shall apply, or (b) ceases to publish the Libor Rate, then the Base Rate shall be determined from such comparable substitute financial reporting service as Lender in its reasonable discretion shall determine. The term "Eurodollar Business Day", shall mean any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

            Big Cedar. Big Cedar, L.L.C., a Missouri limited liability company, one of the members of Borrower.

            Borrower. As defined in the introductory paragraph.

            Borrower Party. Borrower, Guarantor and each member of Borrower.

            Borrower's Equity. The amount of Borrower's equity in the Timeshare Project as referenced in Schedule 1.1.

            Business Day. Any day which is not a Saturday or Sunday or a legal holiday under the laws of the State of Illinois, State of New York, State of Missouri, State of Florida or the United States.

            Charges. All federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Indebtedness, (c) the employees, payroll, income or gross receipts of any Borrower Party (other than Big Cedar), (d) any Borrower Party's (other than Big Cedar) ownership or use of any properties or other assets, or (e) any other aspect of any Borrower Party's (other than Big Cedar) business.

            Closing Date. The date that Borrower satisfies all of the conditions set forth in Schedule 1.1, Part A, hereof.

            Club Trust Agreement. Collectively, that certain Bluegreen Vacation Club Amended and Restated Trust Agreement, dated as of the 18th day of May, 1994, among Bluegreen Vacations Unlimited, Inc., the Club Trustee, Bluegreen Resorts Management, Inc. and Bluegreen Vacation Club, Inc., as amended, restated or otherwise modified from time to time.

            Club Trustee. Vacation Trust, Inc., a Florida corporation, in its capacity as trustee under the Club Trust Agreement and its permitted successors and assigns.

            Code. The Uniform Commercial Code as adopted and in force in the State of New York as the same may be amended from time to time; provided that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.


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

            Collateral. Has the meaning assigned in Section 2.1.

            Collection Account. The account of Lender, account no. 50-256-497 at Deutsche Bank, New York, New York, ABA No. 0210-01033, or such other account as Lender may specify in writing to Borrower.

            Commitment Fee. A loan commitment fee with respect to the Loan equal to Two Hundred Twenty-Five Thousand Dollars ($225,000.00), which is payable in accordance with Section 1.6.

            Common Furnishings. The furnishings, fixtures and equipment located within the Resort Accommodations or other portions of the Timeshare Project or Facilities owned by, conveyed to, or to be conveyed to, the Association.

            Compliance Documents. With respect to sales of Timeshare Interests in any state or jurisdiction: (a) an opinion letter in substance satisfactory to Lender from an attorney licensed in such state or jurisdiction addressing (i) the compliance of Borrower's offering materials, sales and financing documents and sales practices with the applicable law of such state or jurisdiction, including the Timeshare Act, all applicable Consumer Laws and usury law, (ii) the enforceability of the Notes Receivables and Security Instruments, (iii) zoning, and (iv) the due organization and good standing of the Association; (b) if applicable, evidence satisfactory to Lender that the Governmental Authority of such state or jurisdiction having jurisdiction over sales of Timeshare Interests has issued all required approvals of Borrower's offering materials, sales and financing documents and sales practices, and (c) copies of Borrower's offering materials, sales and financing documents as, if applicable, approved by the applicable Governmental Authority of such state or jurisdiction.

            Confidentiality Agreement. The Confidentiality Agreement dated as of July 27, 2006, among Borrower, Guarantor and Lender.

            Consumer Laws. The applicable portions of any federal, state, and local laws and regulations relating to interest, usury, consumer credit, equal credit opportunity, fair credit reporting, privacy, consumer protection, false or deceptive trade practices and disclosure, and the sales and marketing of timeshare units, including but not limited to the Truth In Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Housing Act, the Real Estate Settlement Procedures Act, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Gramm-Leach-Bliley Act, the Patriot Act, any applicable privacy laws and the Soldier's and Sailor's Civil Relief Act.

            Costs. All reasonable expenditures and expenses which may be paid or incurred by or on behalf of Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents. Notwithstanding the foregoing, Costs payable on the date of the initial Advance shall be limited to (a) the reasonable fees, costs and expenses of Lender's attorneys in connection with the documentation of the Loan, the due diligence review of Borrower's deliveries and the consumer credit audit; and (b) all applicable title, filing and recording fees and other closing costs. During the term of the Loan, Costs payable by Borrower shall include: payments to remove or protect against liens;


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

reasonable attorneys' fees, costs and expenses; receivers' fees; engineers' fees; accountants' fees; independent consultants' fees (including environmental consultants); fees of the Custodian and the servicing agent; all costs and expenses incurred in connection with any of the foregoing; outlays for documentary and expert evidence; stenographers' charges; stamp taxes; publication costs; and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale a true condition of the title to, or the value of, the Collateral. Notwithstanding the foregoing, Lender shall pay the costs incurred by Borrower in connection with obtaining FICO scores of Purchasers in connection with Financed Notes Receivable, any insertion fee charged by Custodian for inserting copies of blanket title insurance policies in each applicable Eligible Note Receivable file as required under subparagraph (j) of the definition of Eligible Note Receivable, and $40,000.00 that Lender will pay in Lender's attorneys' fees relating to the initial Loan closing.

            Custodial Agreement. An agency and custodial agreement, on Lender's form, among Borrower, Lender and Custodian providing for the maintenance of the Pledged Documents.

            Custodian. Such Person designated by Lender and approved by Borrower to maintain physical possession of the Pledged Documents. The initial Custodian shall be U.S. Bank National Association.

            Custodian Certificate. As defined in the Custodial Agreement.

            Debt. For any Person,  without duplication:  (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or any of its assets is liable, (b) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, but excluding minority interests,
(c) all indebtedness guaranteed by such Person, directly or indirectly (if required to be recorded as a liability under GAAP), (d) all obligations under leases that constitute capital leases for which such Person or any of its assets is liable or subject, and (e) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person or any of its assets is liable or subject, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

            Default Rate. The lesser of (a) the maximum per annum rate of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of the applicable Interest Rate.

            Defaulted Notes. Notes Receivable that have been either (a) deemed uncollectible by Borrower or (b) are more than ninety (90) days past due on a contractual basis.

            Dollars. United States Dollars.


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

            EBITDA. For any period, Net Income for such period plus without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (i) income tax expense, (ii) Interest Expense, (iii) depreciation and amortization expense, and (iv) amortization of intangibles (including, but not limited to, goodwill).

            Eligible Note Receivable. Each Note Receivable satisfying all of the following criteria:

            (a) Except with respect to Program  Receivables,  payments due under
the  Note   Receivable   shall  be   self-amortizing   and  payable  in  monthly
installments;

            (b) Except with respect to Program Receivables, the term shall be no greater than one hundred eighty (180) months; provided, however, that the lesser of (i) Eligible Notes Receivable having an aggregate principal balance of $4,500,000.00, or (ii) ten percent (10%) of all Eligible Notes Receivable (based on aggregate principal balances at the time of the applicable Advance), may have an original term of between one hundred twenty one (121) months and one hundred eighty (180) months so long as the primary Purchaser (exclusive of Purchasers who are not residents of the United States) thereunder has a weighted average FICO score of at least 700 at the time of testing for the applicable Advance, and that such Note Receivable provides, as applicable, for joint and several liability of the Purchasers thereunder;

            (c) At the time of the applicable Advance, the interest rate shall be no less than eight and one quarter percent (8.25%) per annum and the weighted average interest rate of the Financed Notes Receivable which are the subject of the Advance shall not be less than fourteen percent (14%) per annum;

            (d) Purchaser has made at least one (1) payment under the Note Receivable (except where such Note Receivable is a Program Receivable or pertains to an Upgraded Note Receivable) and the Purchaser thereunder has made a cash down payment of at least ten percent (10%) of the actual purchase price (including closing costs) of the Timeshare Interest (which cash down payment may, in the case of an Upgraded Note Receivable or conversions under a Sampler Program Agreement, be represented in part or in whole by the principal payments on, as applicable, such original Note Receivable or the related Sampler Loan since its date of origination) and no part of such payment has been made or loaned to Purchaser by Borrower or an Affiliate;

            (e) No installment is more than thirty (30) days past due on a contractual basis at the time of assignment to Lender, nor becomes more than ninety (90) days past due on a contractual basis thereafter;

            (f) The Resort Accommodations with respect to which the applicable Timeshare Interest has been purchased have been completed (as are evidenced by delivery to Lender of the Certificate of Occupancy or Certificate of Conformance or other local equivalent attached to the Timeshare Declaration), developed and furnished in accordance with the Purchase Documents;

            (g) The Amenities described in the applicable Public Report for the Timeshare Project have been completed (in accordance with any applicable building inspection required under Governmental Requirements) and are available for use by all Purchasers as described in the applicable Public Report and applicable Timeshare Document;

            (h) Subject to the Permitted Exceptions, the Note Receivable is free and clear of adverse claims, liens and encumbrances and is not currently, nor shall it be potentially in the future, subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset or counterclaim;

            (i) The Note Receivable is secured by a first priority security interest on the purchased Timeshare Interest pursuant to a Mortgage;

            (j) The Mortgage is insured under a mortgagee title insurance policy (or will be insured, as evidenced by a pro forma mortgagee title insurance policy) acceptable to Lender subject only to those exceptions to title as Lender approves (and Borrower and Lender agree that a blanket pro forma mortgagee title insurance policy with a schedule attached listing borrower(s), Unit(s) and week(s) is deemed acceptable provided that, at Lender's expense, a copy of any blanket policy shall be placed by Custodian in each applicable Eligible Note Receivable file);

            (k) At the time of the applicable Advance, the primary Purchaser has a FICO score in an amount sufficient to yield a weighted average FICO score of at least 675 exclusive of Purchasers who are not residents of the United States and such Note Receivable provides, as applicable, for joint and several liability thereunder;

            (l) Purchaser is not an obligor under more than $100,000.00 in Financed Notes Receivable;

            (m) The Note Receivable is payable in Dollars;

            (n) The Note Receivable and the Purchase Documents are valid, genuine and enforceable against the obligor thereunder, and such obligor has not assigned his or her interest thereunder;

            (o) Payments have not been made by Borrower or any Affiliate of Borrower on the obligor's behalf;

            (p) The Purchaser under such Note Receivable is not on any of the Lists;

            (q) Except as may be required pursuant to the Servicemembers Civil Relief Act or for a reduction or increase in the interest rate not in excess of 1.0% in respect of a Purchaser's election to begin or cease making payments via pre-authorized checking or to correct typographical errors in the Mortgage or Purchase Documents related to the Note Receivable, if any, or as otherwise approved by Lender in writing, the original terms of the Note Receivable have not been modified in any way;

            (r) At the time of the applicable Advance, the Purchaser is a resident of the United States or Canada; provided, however, that Purchasers under up to ten percent (10%) (based on aggregate principal balances) of the Financed Notes Receivable which are the subject of the Advance may reside in countries other than the United States or Canada; and further


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

provided that not more than two and a half percent (2.5%) of Financed Notes Receivable which are the subject of the Advance (based on aggregate principal balances) are made by foreign residents (i.e., residents of countries other than the United States or Canada) from the same country;

            (s) At the time of the applicable Advance, if such Note Receivable is a Program Receivable, such Note Receivable plus any other Financed Notes Receivable which are the subject of the Advance and which are Program Receivables shall not exceed eight percent (8%) (based on aggregate principal balances) of all Financed Notes Receivable which are the subject of the Advance; and

            (t) The Lender has received a Custodian Certificate evidencing that the originals or copies, as required under this Agreement and the Custodial Agreement, of the Pledged Documents relating to such Note Receivable, are in Custodian's possession.

            Environmental Laws. Any federal, state or local law (whether imposed by statute, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, without limitation, such laws governing or regulating (a) the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release, discharge of, or exposure to, Hazardous Materials,
(b) the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property, or (c) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

            Event of Default. Has the meaning set forth in Article 7 of this Agreement.

            Facilities. Collectively, the buildings, Improvements and furniture, fixtures and equipment comprising the Timeshare Project, the Timeshare Property, the Resort Accommodations and the Amenities and known as Big Cedar Wilderness Club Condominium, Ridgedale, Missouri.

            Fees. Any and all fees payable to Lender pursuant to Sections 1.5(a) and 1.6 of this Agreement.

            FICO. A Purchaser's credit score shall be the one generated by Experian and, to the extent not available, it shall be the one generated by one of the following credit reporting agencies: (i) Equifax, (ii) Transunion, or by a credit reporting agency of similar experience and recognition in the industry.

            Financed Note(s) Receivable. Any Note Receivable as to which an Advance has been made and which has been pledged and collaterally assigned to Lender pursuant to the assignment as set forth in Exhibit F attached hereto as security for the Loan.

            Financial Institution. A United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended.


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

            Force Majeure Delay. Any cause or event that is beyond the control and not due to the negligence of Borrower or Guarantor (including when Guarantor acts in its capacity as Servicer under the Servicing Agreement), which delays, prevents or prohibits the performance of any duty or obligation of Borrower or Guarantor (including when Guarantor acts in its capacity as Servicer under the Servicing Agreement) under the Loan Documents, including, without limitation, computer, electrical and mechanical failures, acts of God or the elements and fire; provided, that no such cause or event shall be deemed to be a Force Majeure Delay unless Borrower or Guarantor (including when Guarantor acts in its capacity as Servicer under the Servicing Agreement) shall have given Lender written notice thereof as soon as possible after the beginning of such delay.

            GAAP. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

            Governmental Authority. The United States of America, the state and county in which any of the Facilities is located, and/or any other governmental authorities, including, if applicable the governmental authorities of a foreign country or political subdivision of such foreign country, having jurisdiction over Borrower, the Association, the Timeshare Project, the Timeshare Plan, the Facilities or the offer and sale of Timeshare Interests.

            Governmental Requirements. All rules, regulations, ordinances, laws and statutes of any Governmental Authority which affect the Timeshare Project, the Timeshare Plan, the Association, the Facilities, any Amenities or Borrower's offer, sale and financing of Timeshare Interests.

            Guarantor. Bluegreen Corporation, a Massachusetts corporation.

            Guaranty. A guaranty agreement, on Lender's form, executed by Guarantor guarantying all of the obligations of Borrower to Lender under the Loan Documents.

            Hazardous Materials. (a) Petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by product thereof, (b) asbestos or asbestos containing materials, (c) polychlorinated biphenyls (pcbs),
(d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

            Improvements. The timeshare complex as existing from time to time on the Land, including all related common elements, limited common elements, parking areas and other Amenities, as established by the Timeshare Documents.

            "Include" or similar words. Include, without limitation.

            Indebtedness. All payment obligations of Borrower to Lender under the Loan Documents.

            Intangible Asset. A nonphysical, noncurrent right that gives Guarantor or any of its subsidiaries an exclusive or preferred position in the marketplace including but not limited to a copyright, patent, trademark, goodwill, organization costs, capitalized advertising cost, computer programs, licenses for any of the preceding, governmental licenses (e.g., broadcasting or the right to sell liquor), leases, franchises, mailing lists, exploration permits, import and export permits, construction permits, and marketing quotas.

            Intercreditor Agreement. The letter agreement between Lender and RFC executed substantially concurrently herewith, acknowledging the respective rights of Lender and RFC with respect to the Timeshare Project.

            Interest Expense. For any period, Borrower's or Guarantor's, as applicable, total interest expense (net of interest income) for such period, including the current interest portion of long-term debt, and the current interest portion of capital lease payments, determined on a GAAP basis.

            Interest Holder. As defined in Section 5.1.

            Interest Rate. The Loan Interest Rate.

            Land. The real property located in Ridgedale, Missouri, and more particularly described in Exhibit A hereto, as amended from time to time pursuant to changes in the Timeshare Declaration.

            Lender. As defined in the introductory paragraph and including any successors or assigns.

            Liabilities. The aggregate value of all short and long term notes payable on Borrower's or Guarantor's balance sheet, as applicable, which is included among the financial statements and the notes therein delivered to Lender pursuant to this Agreement less the total dollar amount of monies loaned by an Affiliate to Borrower, the payment of which (including payment of interest or principal) has been fully subordinated to the Loan and to the liens and rights to payment in favor of Lender, as determined to Lender's reasonable satisfaction, all as determined in accordance with GAAP.

            Lien. Any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

            Lists. The Specially Designated Nationals and Blocked Persons List maintained by the OFAC, and any other list of terrorists or terrorist organizations maintained pursuant to

Executive Order No. 133224 (Sept. 23, 2001), any rule or regulation of OFAC with respect to such Executive Order, any enabling legislation with respect to such Executive Order, any other applicable Executive Order or any other applicable law, statute, rule or regulation.

            Litigation. Any action, demand, lawsuit, investigation, proceeding, order or injunction.

            Loan. The Forty-Five Million Dollar ($45,000,000.00) revolving credit facility described in this Agreement.

            Loan Documents. Collectively, this Agreement, the Note, any Guaranty, the Security Agreement, the Custodial Agreement, the Lockbox Agreement, the Servicing Agreement, the Confidentiality Agreement, and any and all other agreements, documents, instruments and certificates delivered or contemplated to be delivered in connection with this Agreement, as such may be amended, renewed, extended, restated or supplemented from time to time.

            Loan Interest Rate. A floating rate per annum, adjusted monthly, equal to the Base Rate plus one and three-quarters percent (1.75%).

            Loan Maturity Date. April 16, 2016.

            Loan Year. Each successive twelve (12) month period commencing with the expiration of the Revolving Period.

            Lockbox Account. The account designated pursuant to the Lockbox Agreement.

            Lockbox  Agent.  Bank  of  America,   N.A.,  or  any  other  banking
institution selected by Borrower and approved by Lender to act as the depositary of payments on the Financed Notes Receivable under the Lockbox Agreement.

            Lockbox Agreement. An agreement among Borrower, Lender and Lockbox Agent providing for the receipt by Lockbox Agent of payments on the Financed Notes Receivable and disbursement of such payments to Lender.

            Management   Agreement.   An  agreement  among   Bluegreen   Resorts
Management, Inc. and the Association for management of the Timeshare Project.

            Mandatory Prepayment. Any prepayment required by Section 1.5 of this Agreement.

            Material Adverse Effect. A material adverse effect on (i) the financial condition or operations of Borrower, Guarantor or the Timeshare Project, (ii) the ability of Borrower or Guarantor to perform its obligations under the Loan Documents to which it is a party, (iii) the legality, validity or enforceability of any Loan Document, (iv) Borrower's interest in the Collateral, or (v) the collectibility of the Notes Receivable generally or of any material portion of the Notes Receivable.

            Maximum Amount. $45,000,000.00.

            Minimum Interest Coverage Ratio. For any period described in Section 6.1(c) of this Agreement, the ratio of EBITDA to Interest Expense for any period; excluding, however, interest paid or payable under indebtedness to Affiliates of Borrower that is fully subordinated to the Loan and to the liens and rights to payment in favor of Lender.

            Monthly Reports. The monthly reports required pursuant to Section 6.2(a) of this Agreement.

            Mortgage. A mortgage or deed of trust made by the Club Trustee, on behalf of a Purchaser, to secure a Purchaser's Note Receivable.

            Net Income. The net income of Borrower or the consolidated net income of Guarantor, as applicable, as determined in accordance with GAAP.

            Net Income Adjustment. The sum of (a) fifty percent (50%) of the Net Income for Guarantor (on a consolidated basis) for the quarter then ending as determined from the quarterly financial statements and the notes therein required pursuant to Section 6.2 hereof plus (b) fifty percent (50%) of the amount of any increase in Guarantor's total equity (on a consolidated basis) arising from the sale of stock, membership interests partnership interests or other ownership interests in Guarantor; provided, that at the end of each fiscal year, the Net Income Adjustment shall be re-calculated based on the Net Income for the year then ending as determined from the audited annual financial statements and the notes therein required pursuant to Article 6 hereof.

            Note. One or more revolving promissory notes evidencing the Loan executed and delivered by Borrower to Lender concurrently herewith.

            Note Receivable. A promissory note executed by a Purchaser in favor of Borrower in connection with such Purchaser's acquisition of a Timeshare Interest.

            OFAC. The Office of Foreign Assets Control, Department of the Treasury.

            Operating Contracts. The Management Agreement, the reservations systems agreement and any marketing, maintenance, service, franchise, sales and other contracts entered into by Borrower with respect to the Facilities identified in Exhibit I.

            Owner Beneficiary Rights. As defined in the Club Trust Agreement.

            Patriot Act. The USA PATRIOT Act of 2001, Pub. L. No. 107 56.

            Permitted Exceptions. The exceptions to title listed on Exhibit J.

            Person. Natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

            Pledged  Documents.   The  Financed  Notes  Receivable,   the  other
Receivables Transaction Documents, and the Purchase Documents, inclusive of any modifications or amendments thereto.

            Potential Default. An event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

            Pre-Tax Income. Net Income before the imposition of Taxes.

            Program Receivable. A Note Receivable whereby the Purchaser has made a down payment of at least fifty percent (50%) of the purchase price of the subject Timeshare Interest or Timeshare Interest(s), having an annual interest rate of at least 8.25%, and with the remaining balance (together with interest) due and payable within one (1) year of its execution, such balance to be paid either in 12 monthly amortizing installments of principal and interest or all principal and interest due in a lump sum payment on the one year anniversary of the execution of such Note Receivable.

            Property Manager. Bluegreen Resorts Management, Inc., the property manager of the Timeshare Project approved by Lender, and any successor property manager approved by Lender.

            Public Reports. The original sales certificate for the Timeshare Project, the Bluegreen Vacation Club Multi-Site Public Offering Statement, and any other public reports now or hereafter filed with and approved or issued by any Governmental Authority with respect to the Timeshare Project.

            Purchase Documents. Any purchase agreement and related sale and escrow documents, executed and delivered by a Purchaser to Borrower, and all deeds, certificates or other instruments of ownership delivered to such Purchaser by the Borrower, with respect to the purchase of a Timeshare Interest which is the subject of a Financed Note Receivable.

            Purchaser. Any purchaser of one or more Timeshare Interests who is also an obligor under a Note Receivable.

            Qualified Assignee. (A) any Affiliate of Lender, or (B) any commercial bank, savings and loan association or savings bank or any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies, commercial paper conduits and commercial finance companies, in each case, which has a rating of BBB/A-1 (as applicable) or higher from S&P and a rating of Baa2/P-1 (as applicable) or higher from Moody's at the date that it becomes a "lender" hereunder.

            Reassignment. A Reassignment of Note Receivable, in form and substance attached hereto as Schedule 2.3, to be executed and delivered by Lender when and as provided herein.

            Receivables Transaction Documents. The Note Receivable and any Security Instrument delivered as security for a Purchaser's obligations thereunder, any title insurance policy obtained by Purchaser in connection with any Mortgage, any guaranty or Purchaser's obligation in connection with such Note Receivable and/or any Mortgage, and all other documents or instruments executed in connection therewith or evidencing a Purchaser's or any guarantor's obligation relating thereto.

            Resort Accommodation. One individual condominium unit within the Timeshare Project together with any and all interest in common elements appurtenant thereto, as provided in the Timeshare Declaration.

            Revolving Period. The period commencing on the date hereof and ending on April 16, 2009.

            RFC. Residential Funding Corporation, a Delaware corporation.

            RFC Loan Documents. That certain Loan and Security Agreement dated February 10, 2003, between Residential Funding Corporation, a Delaware corporation, as lender, and Bluegreen/Big Cedar Vacations, LLC, a Delaware limited liability company, as borrower, and the other parties thereto, as it may be renewed, amended, restated or replaced ("RFC Loan Agreement"), and the other related Loan Documents (as "Loan Documents" is defined in the RFC Loan Agreement), that certain Loan Agreement dated February 10, 2003 between Residential Funding Corporation, a Delaware corporation, as lender, and Bluegreen Vacations Unlimited, Inc., a Florida corporation, as borrower, as it may be amended or modified ("RFC AD&C Loan Agreement") and the other related Loan Documents (as "Loan Documents" is defined in the RFC AD&C Loan Agreement), and all other loan and security documents executed in connection therewith, all as may be renewed, amended, restated or replaced.

            Sampler Loan. A loan made to a purchaser by Borrower pursuant to the terms of a Sampler Program Agreement.

            Sampler Program Agreement. A Bluegreen Vacation Club Sampler Program Agreement, pursuant to which a purchaser thereunder obtains those certain benefits set forth therein which comprise the "Sampler Membership" and, subject to the terms and conditions thereof, has the opportunity to convert such Sampler Membership into full ownership in the multi-site timeshare plan described under the Club Trust Agreement.

            Schedule. Each Schedule attached to this Agreement.

            Security Agreement. The security agreement set forth in this Agreement and any other pledge or security agreement executed by Borrower to secure the Loan.

            Security Instrument. The security agreement, mortgage or deed of trust executed in connection with a Note Receivable and encumbering a Timeshare Interest.

            Service Charge. As defined in Section 1.2(a).

            Servicer. Guarantor or any other servicer under the Servicing Agreement as reasonably approved by Lender.

            Servicing Agreement. A servicing agreement reasonably approved in form and substance by Lender among Lender, Borrower and Servicer providing for the servicing of the Financed Notes Receivable.

            Site Assessment. An environmental engineering report for the Timeshare Project prepared by an engineer engaged by Lender at Borrower's expense, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Timeshare Project, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E 1527 93 (or any successor thereto published by ASTM) and other good customary and commercial practice.

            Solvent. With respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person;
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute unreasonably small capital.

            Specially Designated National and Blocked Persons. Those Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC.

            Stock. All shares, options, warrants, general or limited partnership interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

            Subordinated Indebtedness. Debt represented by Guarantor's junior subordinated debentures or such other Debt incurred by Guarantor which is treated as subordinated indebtedness in accordance with GAAP.

            Tangible Net Worth. On a consolidated basis for Guarantor and its subsidiaries, at any date, (i) the sum of (a) capital stock taken at par or stated value plus (b) capital of Guarantor in excess of par or stated value relating to capital stock plus (c) retained earnings (or minus any retained earning deficit) of Guarantor plus (d) other comprehensive income plus (e) Subordinated Indebtedness plus (f) an amount not in excess of $600,000,000 of non-recourse receivables-backed notes payable as reported on the consolidated balance sheet of Guarantor, minus (ii) the sum of Intangible Assets, treasury stock, capital stock subscribed for and unissued and other contra-equity accounts, all determined in accordance with GAAP.

            Taxes. Taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender by the jurisdictions under the laws of which Lender is organized or conducts business or any political subdivision thereof.

            Timeshare Act. The applicable provisions of M.R.S. chapter 407, sections 407.600 to 407.630.

            Timeshare Declaration. The declaration of condominium pursuant to which the Timeshare Project is encumbered and the property regime thereat is created as it may be lawfully amended and/or supplemented from time to time in accordance with its terms.

            Timeshare Documents. Any and all documents evidencing or relating to the Timeshare Plan, the sale of Timeshare Interests by Borrower or the Purchaser Documents, the Timeshare Declaration, the Articles of Incorporation and Bylaws of the Association, any management agreement between the Association and a manager of the Timeshare Project, the rules and regulations of the Association in the Timeshare Declaration, and any documents referenced in the Timeshare Declaration, or the Articles of Incorporation or Bylaws of the Association.

            Timeshare  Interest.  With respect to the Timeshare Project,  (x) an undivided fee simple ownership interest as a tenant in common or (y) a Resort Interest (as defined in the Club Trust Agreement) that is an ownership interest in real property substantially similar to an ownership interest described in clause (x) above (including Owner Beneficiary Rights), in either case with respect to any Resort Accommodation, with a right to use such Resort Accommodation, or a Resort Accommodation of such type, generally for one (1) week or a portion of one (1) week annually or biennially, together with all appurtenant rights and interests as more particularly described in the Timeshare Documents.

            Timeshare Plan. The common scheme and plan for the use, occupancy, enjoyment, repair, maintenance, restoration and improvement of the Timeshare Project established by and as provided in the Timeshare Documents.

            Timeshare Project. That certain project known as the "Big Cedar Wilderness Club Condominium," located in Ridgedale, Missouri, comprising the Resort Accommodations and Timeshare Property and operated, managed and maintained by the Association and in which the Timeshare Interests are sold to Purchasers under the terms of the Purchase Documents.

            Timeshare Property. All real and personal property owned by the Association including, but not limited to, any Amenities and furniture, fixtures and equipment located in the Resort Accommodations or elsewhere owned by the Association.

            Title Company. Resort Title Agency, Inc.

            Total Revenues. For any period, the total revenues of Borrower or Guarantor, as applicable, as determined in accordance with GAAP.

            Upgraded Note Receivable. A new Eligible Note Receivable made by the Purchaser of an existing Financed Note Receivable (i) who has elected to terminate such Purchaser's interest in an existing Timeshare Interest and related Owner Beneficiary Rights and Vacation Points (if any) in exchange for purchasing an upgraded Timeshare Interest of higher value than the existing Timeshare Interest and related Owner Beneficiary Rights and Vacation Points (if any) and (ii) whereby the Borrower releases the Purchaser from Purchaser's obligations in respect of the existing Timeshare Interest and all related Owner Beneficiary Rights and Vacation Points (if any) in exchange for receiving (in substantially all cases) the new Eligible Note Receivable from the Purchaser secured by the upgraded Timeshare Interest and related Owner Beneficiary Rights and Vacation Points (if any). All Upgraded Notes Receivable shall also be considered to be Financed Notes Receivable, and shall be subject to the security interest granted to Lender pursuant to Section 2.1 of this Agreement, unless Lender shall have released such Financed Notes Receivable pursuant to the terms of this Agreement.

            U.S. Person. Any United States citizen, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories.

            Vacation Points. As defined in the Club Trust Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, Borrower and Lender agree as follows:

                                    ARTICLE 1

                                    THE LOAN

1.1 The Loan.

            During the Revolving Period, provided that Borrower satisfies all conditions set forth in Section 1.2 and Schedule 1.1, Parts A, B and C, hereof, Lender shall make Advances of the Loan to Borrower not in excess of Availability.

1.2 Advances of Loan Proceeds. Lender shall advance the Loan as follows:

                  (i) Availability. Advances of the Loan shall be (A) in minimum amounts of One Hundred Thousand Dollars ($100,000) each, (B) no more frequently than one (1) time each week; provided, however, that, any request for an Advance of the Loan of less than One Hundred Thousand and no/100 Dollars ($100,000) or for any Advance of the Loan in excess of the number of Advances permitted in any week shall be honored by Lender only at Lender's sole discretion and, if Lender agrees to make such Advances, shall, in Lender's discretion, be subject to payment to Lender of a fee (the "Service Charge") equal to the greater of one percent (1%) of the requested Advance or One Thousand Dollars ($1,000) for each such Advance, and (C) subject to Borrower's compliance with the conditions to such Advance set forth herein. Each Advance of the Loan shall be made by Lender on the earlier to occur of

(x) two (2) Business Days after the later of Lender's receipt of Borrower's application for a Loan Advance or (y) the date on which Borrower complies with the conditions to such Advance set forth herein. Except in connection with a prepayment mandated under Section 1.5(c) below, any amounts repaid during the Revolving Period may be reborrowed during the Revolving Period.

                  (ii) In addition to, and not in limitation of Advances made pursuant to Section 1.2(i) above, and provided Borrower is in compliance with the conditions to such Advance set forth in this Section 1.2 and in Schedule 1.1 hereof, Lender shall make Advances of the Loan up to the amount of Availability to Borrower not more often than once per month and within ten (10) days of Borrower's delivery to Lender of written request therefor accompanied by Monthly Reports evidencing such Availability to Lender's satisfaction. During the Revolving Period, on the first day of each calendar quarter, the Availability Percentage will be adjusted as set forth in Exhibit D to this Agreement to preserve Lender's credit enhancement if there are increases in the Interest Rate without corresponding increases in the weighted average consumer coupon rate for the Financed Notes Receivable.

                  (iii) The initial Advance of the Loan shall be in an amount at least equal to Twenty-Five Million Dollars ($25,000,000.00) and such Advance must be made within thirty (30) days of the date of this Agreement or Lender in its sole discretion shall have the right to terminate its obligations to lend hereunder unless such Advance was not made due to a Force Majeure Delay.

                  (iv) Maximum Amount. Notwithstanding anything to the contrary contained herein, in no event shall Borrower be entitled to any Advance if as a result thereof the outstanding principal balance of the Loan shall exceed the Maximum Amount.

1.3 Interest Rate. The outstanding principal balance of the Loan together with all other Indebtedness shall bear interest as set forth below; provided, however, that after the occurrence of an Event of Default the Loan will bear interest at the Default Rate:

            (a) Loan. The Loan shall bear interest at the Loan Interest Rate.

            (b) Computation. Interest owing for each month shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the first day of such month (or, for the initial Advance, from the date of such Advance).

            (c) Late Charge; Default Interest. Principal and other amortization payments shall be applied to the Loan balance as and when actually received. If Borrower fails to pay any installment of interest or principal within five (5) Business Days after the date on which the same is due, Borrower shall pay to Lender a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to five percent (5%) of such amount, but not in excess of the maximum amount of interest allowed by applicable law. The foregoing late charge is intended to compensate Lender for the expenses incident to handling any such delinquent payment and for the losses incurred by Lender as a result of such delinquent payment. Borrower agrees that, considering all of the circumstances existing on the date this Agreement is executed, the late charge represents a reasonable estimate of the costs and losses Lender will incur by reason of late payment. Borrower and Lender further agree that proof of actual losses would be costly, inconvenient, impracticable and extremely difficult to fix. Acceptance of the late charge shall not constitute a waiver of the default arising from the overdue installment, and shall not prevent Lender from exercising any other rights or remedies available to Lender. While any Event of Default exists, the Loan shall bear interest at the Default Rate. Notwithstanding the foregoing, Borrower shall not be obligated to pay to Lender a late charge on any past-due amounts due to a Force Majeure Delay or due to the fault of the Lockbox Agent.

      1.4 Payments; Term.

            (a) From Lockbox Proceeds. All funds collected by the Lockbox Agent with respect to the Financed Notes Receivable shall be paid to Lender daily pursuant to the Lockbox Agreement, and, provided no Event of Default or Potential Default then exists, applied in the following order: first to the payment of Costs incurred by Lender in collecting any amounts due in connection with the Loan; second, to the payment of accrued but unpaid interest on the Loan; and thereafter to the reduction of the principal balance of the Loan. If an Event of Default or Potential Default then exists, the proceeds of the Lockbox Account shall be applied as determined by Lender in its sole discretion. If the funds received by Lender from the Lockbox Agent with respect to any month are insufficient to pay Costs and interest on the Loan in full, Borrower shall pay the difference to Lender within five (5) Business Days after receipt of written notice from Lender.

            (b) Upon Maturity of the Loan. On the Loan Maturity Date, if not accelerated prior thereto pursuant to the terms of the Loan Documents, the entire outstanding balance of the Loan, inclusive of all outstanding principal, accrued but unpaid interest, and outstanding Fees and Costs attributable thereto, shall be due and payable.

1.5 Prepayments.

            (a) Voluntary Prepayments.

                  (i) Loan.  Other than  mandatory  prepayments  as set forth in
Section 1.5(b), below, and in connection with Upgraded Notes Receivable and as provided in (y) below, prepayments of the Loan shall not be permitted during the Revolving Period nor during the first or second Loan Years, except through application of funds pursuant to Section 1.4(a). Any actual or attempted voluntary prepayment by Borrower in violation of such voluntary prepayment prohibition shall constitute an immediate Event of Default and Borrower shall pay interest at the Default Rate calculated and payable based on the aggregate committed Loan amount from and after the date of any such actual or attempted voluntary prepayment until the date that this prepayment prohibition is not longer applicable. Notwithstanding the foregoing, (x) if an inadvertent or erroneous actual or attempted voluntary prepayment occurs in violation of this
Section 1.5(a) by reason of a direction of funds to Lender in error, Borrower shall be entitled to withdraw such prepayment within five (5) Business Days after Borrower is notified in writing of such prepayment in which case, no Event of Default shall occur under this Section 1.5(a), and (y) Borrower shall be permitted to prepay the Loan during or after the Revolving Period by reason of a dissolution of Borrower pursuant to the terms of Section 8.1(A)(2) of its limited liability company agreement provided that if such prepayment is made during the Revolving

Period or during the first Loan Year, Borrower shall pay to Lender a prepayment premium equal to three percent (3%) of the amount of such prepayment together with such prepayment. For avoidance of doubt, prepayment of the Loan during or after the Revolving Period by reason of a dissolution of Borrower permitted by the foregoing sentence shall not constitute an Event of Default or trigger interest at the Default Rate. Thereafter, voluntary prepayments of the Loan may be made in whole, but not in part, on any scheduled interest payment date upon not less than five (5) Business Days prior written notice to Lender. The above-referenced Default Rate interest and prepayment premium which may be applicable to certain Loan prepayments as set forth herein shall represent liquidated damages and reasonable calculation of Lender's lost profits in view of the difficulties and impracticality of determining actual damages from early termination of the Loan.

            (b) Mandatory Prepayments.

                  (i) Of Loan. If at any time the outstanding principal balance of the Loan exceeds the Maximum Amount, Borrower shall, within five (5) Business Days after receipt of written notice from Lender prepay the Loan in an amount necessary to reduce the principal balance of the Loan, to be applied as determined by Lender in its sole discretion, such that the remaining outstanding principal balance of the Loan does not exceed the Maximum Amount.

                  (ii) Excess Outstandings. If at any time the outstanding principal balance of the Loan exceeds the Availability, Borrower shall, within five (5) Business Days after receipt of written notice from Lender, either, at Lender's sole option, (A) prepay the Loan in an amount necessary to reduce the principal balance of the Loan, or (B) deliver to Lender such additional or replacement Eligible Notes Receivable, and in either event the remaining outstanding principal balance of the Loan must be equal to or less than the Availability.

                  (iii) Ineligible Financed Note Receivable. If at any time after the expiration of the Revolving Period a Financed Note Receivable ceases to be an Eligible Note Receivable, Borrower shall, within five (5) Business Days after receipt of written notice from Lender, at Lender's election in its sole and absolute discretion, either (A) prepay the Loan in an amount equal to the balance due under such Financed Note Receivable multiplied by the applicable Availability Percentage, or (B) deliver to Lender one (1) or more Eligible Notes Receivable having an outstanding aggregate principal balance equal to the outstanding principal balance of the Financed Note Receivable that has ceased to be an Eligible Note Receivable. To the extent the outstanding aggregate principal balance of such new Eligible Note Receivable(s) is less than the outstanding principal balance of the ineligible Note Receivable being replaced hereunder, Borrower shall deposit cash into the Collection Account in an amount equal to the deficiency. To the extent the outstanding aggregate principal balance(s) of such new Eligible Note Receivable on such date exceeds the outstanding principal balance of the ineligible Note Receivable on such date, the aggregate outstanding principal balance(s) of the new Eligible Note(s) Receivable shall be deemed to be equal to the aggregate outstanding principal balance of the ineligible Note Receivable and shall be included in total Eligible Notes Receivable. Upon any such repayment of the Loan pursuant to clause (A), or replacement pursuant to (B), Lender shall execute an appropriate Reassignment and take all reasonable steps necessary to release related Collateral, and the ineligible Note Receivable, and released Collateral shall be returned to

Borrower; provided, however, Borrower shall pay all Costs in connection with execution of such Reassignment and delivery of such Note Receivable.

                  (iv) Incomplete Custodial Files. With respect to each Advance, the Custodian shall have received originals of all Pledged Documents and the Collateral Assignments of Purchase Money Mortgages, in the form attached hereto as Exhibit F (with only such modifications to such form as are necessary to properly identify the collateral and to cause the document to be properly recorded), covering all of the Pledged Documents to be pledged in relation with such Advance; provided that copies of the recordable Mortgages and recordable Collateral Assignment of Purchase Money Mortgages shall be complete provided that recorded originals are delivered to the Custodian within sixty (60) days after the Advance date, all in forms approved by Lender and the Custodian has delivered to Lender its monthly audit report covering the files related to such Pledged Documents. In the event such file is not deemed complete within sixty
(60) days, Borrower shall have an additional thirty (30) days to deliver the recorded Security Instrument to such file or such additional time period as may be reasonably necessary to cure such deficiency with respect to the recorded Security Instrument, but in no event longer than a total time period of ninety
(90) days. In the event the recorded original of a recordable Security Instrument relating to a Financed Note Receivable and original title insurance policy relating thereto have not been delivered to Custodian within such ninety
(90) day  period  after the  Advance  made with  respect to such  Financed  Note
Receivable (as evidenced by an audit report prepared by Custodian), such Financed Note Receivable shall cease being an Eligible Note Receivable and Borrower shall make any mandatory prepayment of the Receivables Loan required under Section 1.5(b)(i) or (ii), above, if any.

1.6 Commitment Fee. Borrower hereby agrees that by entering into this Agreement, and regardless of whether Borrower satisfies the conditions set forth in
Schedule 1.1, the Commitment Fee has been fully earned by Lender. Borrower shall pay to Lender the Commitment Fee (to the extent not paid by Borrower through Lender's application of Borrower's good faith deposit delivered to Lender) on the earlier to occur of (i) thirty (30) days after the date of this Agreement, or (ii) the date of the Initial Advance.

1.7 Receipt of Payments. Borrower shall use reasonable efforts to cause each payment under this Agreement to be paid not later than 2:00 p.m. (New York time) pursuant to Section 3 of the Lockbox Agreement on the day when due in immediately available funds into the Collection Account. For purposes of computing interest and Fees and determining Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the Collection Account prior to 2:00 p.m. New York time. Payments received after 2:00 p.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

1.8 Taxes.

            (a) Any and all payments by Borrower hereunder or under the Note shall be made, in accordance with this Section 1.8, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.8) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, Borrower shall furnish to Lender (upon Lender's written request) the original or a certified copy of a receipt evidencing payment thereof. Lender shall not be obligated to return or refund any amounts received pursuant to this Section.

            (b) Borrower hereby indemnifies and, within 10 Business Days of demand therefor, shall pay Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.8) properly paid by Lender, and any liability (including penalties, interest and expenses due to Borrower's failure to pay such Taxes when due) arising therefrom or with respect thereto. If the Lender receives a refund of amounts paid by the Lender and as to which it has been indemnified hereunder, the Lender agrees to repay such refund to Borrower.

1.9 Single Loan. The Loan and all of the other obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrower secured by all of the Collateral.

1.10 Application of Advances. In the event that any Costs, including custodial fees, are unpaid at the time of any Advance, Lender may apply the proceeds of the Advance to such Costs without notice to, or demand on, Borrower.

                                    ARTICLE 2

                                   COLLATERAL

2.1 Grant of Security Interest. To secure the payment and performance of the Indebtedness, Borrower does hereby unconditionally and irrevocably assign, convey, grant, hypothecate, mortgage, pledge and transfer to Lender a first priority continuing security interest and lien in and to the right, title and interest of Borrower in the following property of Borrower, whether now owned by or owing to Borrower, or leased to or from Borrower, or hereafter acquired by or arising in favor of Borrower and regardless of where located (collectively, with the other collateral being secured by operation of the liens and security interests granted in the other Loan Documents, the "Collateral"):

            (a)  The  Financed  Notes  Receivable  and  all  other   Receivables
Transaction Documents related thereto;

            (b) The Purchase Documents;

            (c)  Upgraded  Notes   Receivable  which  are  also  Financed  Notes
Receivable;

            (d) All deposits, deposit accounts, including, without limitation, the Lockbox Account and accounts receivable, escrow accounts, payment intangibles, general intangibles and other receivables arising under or in connection with the Pledged Documents, together with all payments, privileges and benefits arising out of the enforcement thereof, and all funds held in any deposit accounts related to any of the Financed Notes
Receivable after the date of the Advance relating to such Financed Notes Receivable;

            (e) All documents, instruments, pledged assets and chattel paper relating to the Pledged Documents and the other properties and rights described as Collateral herein;

            (f)  All  books,  records,  ledger  cards,  files,   correspondence,
computer tapes, disks and software relating to the Pledged Documents or any other Collateral described herein;

            (g) Except to the extent of any deposits which do not relate to the Financed Notes Receivable, all cash and other monies and property of Borrower in the possession of Lender;

            (h) All proceeds, extensions, amendments, additions, improvements, betterments, renewals, substitutions and replacements of the foregoing; and

            (i) Any and all after acquired right, title and interest of Borrower in and to any property of the types described in the preceding clauses.

2.2 Security Agreement. This Agreement shall be deemed a security agreement as defined in the Code, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be cumulative and be as prescribed (a) herein, (b) by general law, (c) as to such part of the Collateral which is also reflected in any filed financing statement, by the specific provisions of the Code now or hereafter enacted, all at Lender's sole election and (d) by any other Loan Document.

                                    ARTICLE 3

                      INSURANCE, CONDEMNATION AND IMPOUNDS

3.1 Insurance. Borrower shall maintain insurance as follows:

            (a) Casualty; Business Interruption. Borrower shall use its best efforts to cause the Association, at the Association's sole cost and expense, to keep the Timeshare Project insured against damage by fire and the other hazards covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof on a replacement cost claim recovery basis (without reduction for depreciation or co-insurance and without any exclusions or reduction of policy limits for acts of terrorism or other specified action/inaction), and shall maintain boiler and machinery insurance, acts of terrorism endorsement coverage and such other casualty insurance as reasonably required by Lender and agreed upon by Borrower. Lender reserves the right to require from time to time the following additional insurance in its reasonable discretion: flood, earthquake/sinkhole, windstorm and/or building law or ordinance. Borrower shall cause the Timeshare Project to be insured against loss by flood if the Timeshare Project is located currently or at any time in the future in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994 (as such acts may from time to time be amended) in an amount at least equal to the lesser of (a) the maximum amount of the Loan or (b) the maximum limit of coverage available under said acts. Any such flood insurance policy shall be issued in accordance with the requirements and current guidelines of the Federal Insurance Administration. Borrower shall not maintain any separate or additional insurance, other than insurance required under the RFC Loan Documents, which is contributing in the event of loss unless it is properly endorsed and (except with respect to insurance required under the RFC Loan Documents) otherwise satisfactory to Lender in all respects. The proceeds of insurance paid on account of any damage or destruction to the Timeshare Project relating to any Collateral and received by Borrower pursuant to the terms of the Timeshare Declaration shall be applied as provided in Section 3.2.

            (b)  Liability.  Borrower  shall use its best  efforts  to cause the
Association to maintain, at the Association's sole cost and expense (a) commercial general liability insurance with respect to the Timeshare Project providing for limits of liability of not less than $1,000,000 for both injury to or death of a person and for property damage per occurrence; (b) worker's compensation insurance to statutory limits, and employer's liability insurance covering employees at the Timeshare Project employed by Borrower or Property Manager (to the extent required, and in the amounts required by applicable laws but in no event less than for Employer's Liability, Bodily Injury by Accident--$1,000,000 each accident, for Bodily Injury by Disease--$1,000,000 policy limit and for Bodily Injury by Disease--$1,000,000 each employee); (c) business interruption insurance, including use and occupancy, rental income loss and extra expense, against all periods covered by Borrower's property insurance for a limit equal to twelve (12) calendar months' exposure; (d) employee dishonesty, and money and securities insurance (inside and out), depositors forgery, and liability for guests' property on a blanket basis covering all employees of Borrower or Property Manager who have access to or are responsible for the handling of guest property or tenant security deposits, in such amounts as Lender shall require from time to time, but in no event less than $1,000,000;
(e) umbrella liability on a following-form basis with limits of $5,000,000 per occurrence and annual aggregate, and (f) builder's risk insurance, as applicable, in amounts and with coverages required by Lender. Borrower shall be required to maintain the following types of insurance, which must be satisfactory to Lender and Borrower in all respects (including the deductible and the amount of coverage):

                  (i) Liquor Liability Insurance;

                  (ii) Commercial General Liability Insurance;

                  (iii) Deleted;

                  (iv) Worker's Compensation Insurance;

                  (v) Employee Dishonesty; and

                  (vi) Automobile Insurance

            (c) Form and Quality. The Borrower shall use its best efforts to cause the Association, at the Association's sole cost and expense, to maintain the policies of insurance described on this Article 3 as in effect on the date hereof or otherwise in form and amounts and with insurers reasonably acceptable to Lender and Borrower; provided that in the event the Association fails to maintain any insurance required under this
Article 3 then Borrower, so long as Borrower controls the Association, shall be required to obtain and maintain such insurance. All insurance policies shall be endorsed in form and substance acceptable to Lender to name Lender as an additional insured, loss payee or mortgagee thereunder. All such insurance policies and endorsements shall be fully paid for, shall be issued by appropriately licensed insurance companies with a rating of "A-:VIII" or better as established by A.M. Best's Rating Guide, and shall be in such form, and shall contain such provisions, deductibles (with no increased deductible for acts of terrorism or other specified action/inaction) and expiration dates, as are acceptable to Lender and Borrower. Notwithstanding the foregoing, if market conditions in the insurance industry limit the Borrower's ability to obtain the insurance required under this Section 3.1 on commercially reasonable terms, Lender and Borrower shall in good faith cooperate to select insurers and coverages reasonably acceptable to Lender and Borrower. Each policy shall provide that such policy may not be canceled or materially changed except upon
(i) providing ten (10) days' prior written notice, with respect to casualty insurance coverage, and (ii) endeavoring to provide ten (10) days' prior written notice, with respect to liability insurance coverage, of intention of non-renewal, cancellation or material change to Lender and that no act or thing done by Borrower shall invalidate any policy as against Lender; provided, however, that Borrower agrees to use commercially reasonable efforts to require the insurer to provide thirty (30) days prior written notice of cancellation. Blanket policies shall be permitted provided that coverage will not be affected by any loss on other properties covered by the policies. If Borrower fails to maintain insurance in compliance with this Section 3.1, Lender may obtain such insurance and pay the premium therefor and Borrower shall, on demand, reimburse Lender for all expenses incurred in connection therewith.

            (d) Adjustments. Borrower shall give immediate written notice to the insurance carrier and to Lender of any loss in respect to which a claim is being made in excess of $50,000.00 or if the claim has a Material Adverse Effect.

3.2 Use and Application of Insurance Proceeds. In the event that any portion of the Facilities subject to the Timeshare Declaration should suffer any casualty loss covered by hazard insurance or other insurance, upon receipt of any insurance proceeds, the Association is required, during the time such properties are covered by such insurance, under the Timeshare Declaration to rebuild or repair the damaged portions of all of the buildings and other improvements within the condominium property described in the applicable Timeshare Documents unless provided otherwise pursuant to Article 14 of the Timeshare Declaration. In the event that any proceeds of insurance are to be delivered to holders of first mortgage liens pursuant to Article 14 of the Timeshare Declaration, Borrower agrees to deliver such proceeds relating to the Financed Notes Receivable to Lender to the extent received by Borrower.

3.3 Condemnation. Borrower shall immediately notify Lender of the institution of any proceeding for the condemnation or other taking of the Timeshare Project or any portion thereof. Notwithstanding anything to the contrary contained herein, for so long as any condemned portion of the Timeshare Project are to be replaced by the Association in accordance with the applicable Timeshare Declaration, any and all awards and payments arising from any condemnation or conveyances in lieu thereof relating to such portion of the Timeshare Project shall be distributed and used in accordance with the provisions of the Timeshare Declaration.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

            To induce Lender to make the Loan, the Borrower makes the following representations and warranties to Lender, each and all of which shall survive the execution and delivery of this Agreement and, subject to such supplements as are permitted pursuant to Section 6.2(k), Borrower covenants that the representations and warranties shall remain true and correct during all times while the Loan is outstanding (except with respect to organizational changes made in accordance with the terms of this Agreement), as follows:

4.1 Organization and Power. Borrower and Guarantor are duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and are in compliance with all legal requirements applicable to doing business in the state in which the Timeshare Project is located. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code. The organizational chart for Borrower in Schedule 4.1 accurately reflects the ownership structure of Borrower and its constituent entities. Borrower and Guarantor have only one state of incorporation or organization as set forth in Schedule 4.1. All other information regarding Borrower and Guarantor contained in Schedule 4.1 is true and correct as of the Closing Date.

4.2 Validity of Loan Documents. The execution, delivery and performance by Borrower and Guarantor of the Loan Documents: (1) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (2) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and Guarantor, as applicable, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

4.3 Liabilities; Litigation; Other Secured Transactions.

                  (i) The financial statements and the notes therein delivered by Borrower and Guarantor are true and correct with no material adverse change since the date of preparation. Except as disclosed in such financial statements and the notes therein, there are no fixed liabilities (or contingent liabilities as required to be disclosed by GAAP) affecting the Timeshare Project, Borrower or Guarantor unless otherwise disclosed to Lender in compliance with Section
12.1 of this Agreement. Except as disclosed in such financial statements and the notes therein, or on Schedule 5.11 attached hereto, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Timeshare Project, Borrower or Guarantor which would reasonably be expected to have a Material Adverse Effect.

                  (ii) Neither Borrower nor Guarantor nor Bluegreen Vacations Unlimited, Inc. is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor Guarantor has actual knowledge of Big Cedar LLC contemplating the filing of such a petition or any Person contemplating the filing of any such petition against Borrower or Guarantor. For purposes of this
Section 4.3(ii) and the last sentence of Section 4.11, below, "actual knowledge" of the Borrower or Guarantor shall mean the actual knowledge of the members of the Borrower's Management Committee appointed by Bluegreen Vacations Unlimited, Inc.

                  (iii) Borrower has not within the last five (5) years become bound (whether as a result of a merger or otherwise) as a debtor under a pledge or security agreement entered into by another Person, which has not heretofore been terminated except with respect to the RFC Loan Documents. For purposes of this Section 4.3(iii), a pledge or security agreement in respect of an equipment lease shall be excluded.

4.4 Taxes and Assessments. There are no pending or, to Borrower's best knowledge after diligent inquiry, proposed, special or other assessments for public improvements or otherwise affecting the Timeshare Project, nor are there any contemplated improvements to the Timeshare Project that may result in such special or other assessments.

4.5 Other Agreements; Defaults. Neither Borrower nor Guarantor is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which would reasonably be expected to have a Material Adverse Effect. Neither Borrower nor Guarantor is in violation of any agreement which violation would reasonably be expected to have a Material Adverse Effect.

4.6 Compliance with Law.

                  (i) Borrower has all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Timeshare Project and carry on its business. Guarantor has all requisite licenses, permits, franchises, qualifications, or other governmental authorizations to carry on its business. The Timeshare Project is in compliance with all applicable zoning, subdivision, building and other legal requirements. All of the Timeshare Project's building systems are in good working order, subject to ordinary wear and tear. The Timeshare Project does not constitute, in whole or in part, a legally non-conforming use under applicable legal requirements; and

                  (ii) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Timeshare Project or for the relocation of roadways providing access to the Timeshare Project.

4.7 Location of Borrower. Borrower's principal place of business and chief executive offices are located at the address stated in Section 12.1 and, except as otherwise set forth in Schedule 4.1, Borrower at all times has maintained its principal place of business and chief executive office at such location or at other locations within the same state.

4.8 ERISA.

                  (i) As of the Closing Date and throughout the term of the Loan, (a) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (b) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                  (ii) As of the Closing Date and throughout the term of the Loan (a) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (b) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

4.9 Margin Stock. No part of proceeds of the Loan will be used for purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

4.10 Tax Filings. Borrower and Guarantor have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision in accordance with GAAP for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and Guarantor, respectively.

4.11 Solvency. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, (a) no petition in bankruptcy has been filed by or against Borrower, Guarantor or Bluegreen Vacations Unlimited, Inc. or, to the actual knowledge of Borrower or Guarantor, against Big Cedar, L.L.C., in the last seven (7) years, and (b) neither Borrower, nor Guarantor nor Bluegreen Vacations Unlimited, Inc., nor, to the actual knowledge of Borrower or Guarantor, Big Cedar, L.L.C., has made in the last seven (7) years an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

4.12 Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower or Guarantor in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which could reasonably be expected to have a Material Adverse Effect. All information supplied by Borrower regarding any other Collateral is accurate and complete in all material respects.

4.13 Contracts with Affiliates; Subordinated Indebtedness.

            (a) Subject to future changes to Borrower's organization structure made in compliance with Section 5.3 of this Agreement, Schedule 4.1 is a true and complete organizational chart disclosing the ownership and relationship of Borrower and the other Borrower Parties, including any subsidiaries of Borrower and any Affiliates of Borrower that have any involvement or interest in the Association, the Timeshare Project, the Amenities and the other Facilities. Disclosure Schedule 4.13 discloses all agreements between Borrower and any of its Affiliates with respect to the Timeshare Association, the Timeshare Project, the Amenities and the other Facilities (as in effect on the Closing Date or as supplemented with the consent of Lender, the "Approved Transactions"). All Approved Transactions were negotiated in good faith, are arms-length transactions and all terms, covenants and conditions which govern the Approved Transactions are at market rate.

            (b) The intercompany indebtedness for those of Borrower's Affiliates described as "Due to Related Parties" on Borrower's balance sheet constitutes all Borrower's debts, liabilities and obligations to any Affiliates of Borrower except for the Approved Transactions and for salaries and other compensation due officers and directors as of the date of this Agreement. Other than the Tour Agreement and item 19 set forth in Disclosure Schedule 4.13, Borrower has provided copies of all instruments, agreements and other writings evidencing and/or securing any of the foregoing intercompany debt to Lender for Lender's approval. Borrower agrees that all of such indebtedness shall be expressly subordinated to the Loan and shall be shown on Borrower's financial statements and notes thereto as subordinated obligations. If an Event of Default shall have occurred and is continuing or a Potential Default exists, Borrower will not, directly or indirectly, (i) permit any payment to be made in respect of any intercompany indebtedness, liabilities or obligations, direct or contingent, to any Affiliate other than Guarantor or to members of Borrower as required pursuant to its operating agreement, which payments (i.e., other than payments to Guarantor or members of Borrower as required pursuant to its operating agreement) shall be and are hereby made subordinate to the payment of principal of, and interest on, the Note and the other Indebtedness, (ii) permit the amendment, rescission or other modification of any of Borrower's obligations with respect to intercompany indebtedness other than in respect of Guarantor or members of Borrower, or (iii) incur additional intercompany indebtedness other than in respect of Guarantor or members of Borrower.

4.14 Intellectual Property. As of the Closing Date, each of Borrower and Guarantor owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. Each of Borrower and Guarantor conducts its business and affairs without infringement of or interference with any intellectual property of any other Person in any material respect. Neither Borrower nor Guarantor has actual knowledge of any infringement claim by any other Person with respect to any intellectual property. For purposes of this
Section 4.14, intellectual property shall mean copyrights, licenses, trademarks or tradenames used in the ordinary course of Borrower's business.

4.15 Title; Prior Liens. Borrower has good and marketable title to the Resort Accommodations and the Resort Accommodations are free and clear of Liens except for Timeshare Interests previously sold in such Resort Accommodations and the Lien of taxes not yet due and the obligations and restrictions arising under the Timeshare Documents and

Permitted Exceptions. Borrower is not in default under any of the Timeshare Documents or under any other document evidencing or securing any indebtedness which is secured, wholly or in part, by the Resort Accommodations, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the Timeshare Documents or under any of the documents evidencing or securing any such indebtedness.

4.16 Intentionally Deleted.

4.17 Eligible Notes. Each Financed Note Receivable and Upgraded Note Receivable constitutes an Eligible Note Receivable, and Borrower is not aware of any facts or information which would cause such Financed Note Receivable not to be an Eligible Note Receivable hereunder.

4.18 Intentionally Deleted.

4.19 Representations as to the Association.

            (a) Other Required Licenses and Permits. The Association possesses all material requisite franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions, orders and approvals as are necessary to carry on its business as now being conducted including without limitation to manage, maintain and operate the Timeshare Project, the Association and in accordance with all applicable Governmental Regulations.

            (b) Access. All roadways, if any, inside the Timeshare Project are either common areas under the Timeshare Declaration or areas over which the Purchasers of Timeshare Interests have access by easements held by such Purchasers or by the Association.

            (c) Utilities. Electric, gas, sewer, water facilities and other necessary utilities are lawfully available in sufficient capacity to service the Timeshare Project and any easements necessary to the furnishing of such utility service have been obtained and duly recorded. Water and utility charges relating to the Timeshare Project have been timely paid when due.

            (d) Amenities. All Amenities described as then being currently available to Purchasers in any applicable Public Reports are completed or, if necessary, a bond or other financial assurance acceptable to the regulatory authority having jurisdiction over the offering of the Timeshare Interests insuring the completion of the Amenities has been posted or provided for. The Amenities include those listed in the applicable Public Reports. Each Purchaser of a Timeshare Interest has access to and the use of all of the completed Amenities of the Timeshare Project as and to the extent provided in the Timeshare Documents.

            (e) Intentionally Deleted.

            (f) Compliance with Timeshare Documents. To the best of Borrower's knowledge after due inquiry, the Association is not in default under the Timeshare Documents and no event has occurred which, with the passage of time or the giving of notice would become a material default by the Association under the Timeshare Documents.

            (g) Construction. All costs arising from the construction of any improvements and the purchase of any equipment, inventory, or Common Furnishings located in or on the Timeshare Project have been paid or are being paid in accordance with the purchase or loan documents in connection therewith.

4.20 Operating Contracts. Except for the Tour Agreement, Borrower has delivered to Lender true, correct and complete copies of the Operating Contracts (with confidential financial terms redacted in certain instances as approved in advance by Lender), including all exhibits, schedules and attachments. Each of the Operating Contracts is in full force and effect. To the best of Borrower's knowledge after due inquiry, Borrower is not in default under any of the Operating Contracts to which it is a party, and Borrower knows of no default on the part of any other party to any of the Operating Contracts.

4.21 Consumer Law Matters. The Notes Receivable were originated and have been serviced in compliance with, and do not contravene any Consumer Laws.

                                    ARTICLE 5

                                    COVENANTS

            To induce Lender to make the Loan, the Borrower makes the following covenants for Lender, each and all of which shall survive the execution and delivery of this Agreement and Borrower covenants while the Loan is outstanding, as follows:

5.1 Due on Sale and Encumbrance; Transfers of Interests. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, and subject to the provisions of Section 1.5(a)(i):

                  (i) no Transfer shall occur or be permitted, nor shall Borrower enter into any easement, declaration of covenant, condition or restriction, public or private dedication or other agreement granting rights in or restricting the use or development of the Timeshare Project, which has a Material Adverse Effect; and

                  (ii) no Transfer shall occur or be permitted which would (a) cause Guarantor or an Affiliate thereof to own less than (i) fifty-one percent (51%) of the beneficial interest in Borrower or (ii) one hundred percent (100%) of the ownership interests in Bluegreen Vacations Unlimited, Inc., or (b) result in a new member having the ability to control the affairs of Borrower being admitted to or created in Borrower (or result in any existing controlling member withdrawing from Borrower).

            As used in this Agreement, "Transfer" shall mean any direct or indirect sale, transfer, conveyance, installment sale, master lease, mortgage, pledge, encumbrance, grant of Lien or other interest, license, lease, alienation or assignment, whether voluntary or involuntary, of all or any portion of the direct or indirect legal or beneficial ownership of, or any interest in (a) the Timeshare Project or any part thereof, including any Intangible Assets of Borrower in connection with the Timeshare Project, Operating Contracts, and rights under the Timeshare Declaration, or (b) Borrower, including any agreement to transfer or cede to another Person any voting, management or approval rights, or any other rights, appurtenant to any such legal or beneficial ownership or other interest. "Transfer" is specifically intended to include any pledge or assignment, directly or indirectly, of a controlling interest in Borrower or its controlling limited partner or controlling member for purposes of securing so-called "mezzanine" indebtedness. "Transfer" shall not include (i) the sale of Timeshare Interests in the ordinary course of Borrower's business so long as Borrower complies with the provisions of the Loan Documents relating to such sales; or (ii) the transfer of non-managing member interests in Borrower so long as the transfer does not violate the provisions of
Section 5.1(ii), and does not violate the provisions of Article 10.

            Without limiting the foregoing, Borrower further agrees that it will require each Person that proposes to become a partner, member or shareholder (each such Person, an "Interest Holder") in Borrower after the Closing Date to sign and deliver to Borrower, within thirty (30) days after such transfer (and Borrower shall deliver to Lender promptly after receipt), a certificate executed by a duly authorized officer of the new Interest Holder containing representations, warranties and covenants substantially the same as the representations, warranties and covenants provided by Borrower in Article 10 hereof.

5.2 Taxes; Charges. At any time that Borrower is in control of the Association, Borrower shall pay or use reasonable efforts to cause to be paid, to the extent funds are generally available to the Association or pursuant to a special assessment required by the Association, before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges that may become a Lien upon the Timeshare Project or become payable during the term of the Loan and will promptly furnish Lender with evidence of such payment upon the written request of Lender. Borrower or the Association, to the extent that Borrower is in control of the Association, shall not consent to the joint assessment of the Timeshare Project with any other real property constituting a separate tax lot or with any other real or personal property and if the foregoing occurs, shall use reasonable efforts to contest such joint assessment. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on any Financed Note Receivable or security therefor; however, Borrower may contest the validity of such claims and demands so long as Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Revolving Loan Maturity Date or the date on which the Timeshare Project is scheduled to be sold for non-payment.

5.3 Control; Management. Without the prior written consent of Lender, there shall be no change in the day-to-day control and management of Borrower, and no change in their respective organizational documents relating to control over Borrower and/or the Timeshare Project which changes may reasonably be expected to have a Material Adverse Effect. Whether or not Lender's approval is required hereunder, Borrower shall promptly notify Lender in writing of any changes to the organizational documents of Borrower, or any change to the Borrower's management committee. At any time while Borrower is in control of the Association, Borrower shall not terminate, replace or appoint any Property Manager or terminate the Management Agreement for the Timeshare Project or consent to any of the foregoing by another party, including RFC, without Lender's prior written approval which consent shall not be unreasonably withheld, or amend the Management Agreement in a manner which may reasonably be expected to have a

Material Adverse Effect. Any change in ownership or control of the Property Manager shall be cause for Lender to re-approve such Property Manager and the Management Agreement, unless, provided that no Event of Default exists, such change in ownership or control results in ownership or control by an Affiliate of Borrower or Bluegreen Vacations Unlimited, Inc. Each Property Manager shall hold and maintain all material necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its material covenants, agreements and obligations under the Management Agreement.

5.4 Operation; Maintenance; Inspection. Borrower shall observe and comply with all legal requirements applicable to its existence and to the ownership, use and operation of the Timeshare Project. Borrower shall maintain, or, so long as Borrower is in control of the Association, shall cause the Association to maintain, the Timeshare Project in good condition (ordinary wear and tear excepted) and promptly repair any damage or casualty in accordance with the Timeshare Declaration. Borrower shall not, without the prior written consent of Lender which shall not be unreasonably withheld, undertake any alteration of the Timeshare Project which may result in a Material Adverse Effect or permit any of the fixtures or personalty owned by Borrower and utilized in connection with the operation of the Timeshare Project to be removed at any time from the Timeshare Project, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value. Subject to the Timeshare Documents, any Governmental Requirements and the provisions of the RFC Loan Documents, Borrower shall permit or cause to be permitted Lender and its agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect the Timeshare Project and conduct such environmental and engineering studies as Lender may require (at Lender's sole cost and expense unless an Event of Default has occurred), provided such inspections and studies do not materially interfere with the use and operation of the Timeshare Project.

5.5 Taxes on Security. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law applicable to the Pledged Documents (1) deducting the Loan from the value of the Timeshare Project for the purpose of taxation, (2) affecting any Lien on the Timeshare Project, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof. If Borrower pays any such tax and Lender subsequently receives a refund or reimbursement of such tax, Lender shall promptly deliver such refund or reimbursement to Borrower provided no Event of Default exists.

5.6 Legal Existence; Name, Etc. Borrower and Guarantor shall preserve and keep in full force and effect its respective entity status, and its material franchises, rights and privileges under the laws of the state of its respective formation, and all material qualifications, licenses and permits applicable to the ownership, use and operation of the Timeshare Project. Except in accordance with Section 5.1 of this Agreement, Borrower shall not wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate of Borrower to do so.

Without limiting the foregoing, Borrower shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the Closing Date. Borrower shall conduct business only in its own name and shall not change its name, identity, organizational structure, state of formation or the location of its chief executive office or principal place of business unless Borrower (1) shall have obtained the prior written consent of Lender to such change, not to be unreasonably withheld, and (2) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing corporate and partnership formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other entity; provided however that the foregoing shall not preclude Borrower and Guarantor from consolidating its financial statements in accordance with GAAP.

5.7 Affiliate Transactions. Without the prior written consent of Lender, not to be unreasonably withheld, and except for the Approved Transactions, Borrower shall not engage in any transaction affecting the Timeshare Project with an Affiliate of Borrower or of any Borrower Party (other than Guarantor); provided however that the foregoing shall not prohibit Affiliates entering into Purchase Documents in good faith and pursuant to a bona fide transaction in an aggregate amount not to exceed $100,000.00.

5.8 Further Assurances. Borrower shall promptly (1) cure any defects in the execution and delivery of the Loan Documents, and (2) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments, including without limitation new Notes, as Lender may reasonably request to further evidence and more fully describe the Collateral for the Loan, to (i) correct any omissions in the Loan Documents, (ii) perfect, protect or preserve any Liens created under any of the Loan Documents, (iii) to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith or (iv) to effectuate Loan Outplacement or Loan rearrangement as set forth in Section 12.10 of this Agreement.

5.9 Estoppel Certificates. Borrower, within ten (10) Business Days after request, shall furnish to Lender a written statement in the form attached hereto as Exhibit C, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request, provided, however, that such request shall not be made more than once per calendar quarter.

5.10 Notice of Certain Events. Borrower shall promptly notify Lender of (1) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (2) any notice of material default received by Borrower under other obligations relating to the Association or the Timeshare Project or otherwise material to Borrower's business; and (3) any claim, action or threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any Governmental Authority, which are deemed reasonably possible (as defined by GAAP) of having a Material Adverse Effect other than personal injury claims arising from the Timeshare Project not in excess of $1,000,000.00.

5.11 Indemnification. Borrower shall indemnify, defend and hold Lender harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs and disbursements (including the reasonable fees and actual expenses of Lender's counsel) of any kind or nature whatsoever, including those arising from the joint, concurrent, or comparative negligence of Lender (except to the extent such joint, concurrent or comparative negligence constitutes gross negligence or willful misconduct on the part of Lender), in connection with (1) any inspection, review or testing of or with respect to the Timeshare Project required to be taken by reason of circumstances arising under this Section 5.11 for which Lender is entitled to indemnification hereunder, (2) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Lender is designated a party thereto, commenced or threatened at any time (including after the repayment of the Loan) in any way related to the execution, delivery or performance of any Loan Document or to the Timeshare Project, (3) any proceeding instituted by any Person claiming a Lien, (4) any brokerage commissions or finder's fees claimed by any broker or other party in connection with the Loan, the Timeshare Project, or any of the transactions contemplated in the Loan Documents, (5) the violation by Borrower or the Servicer of Governmental Requirements including without limitation, the Environmental Laws, Consumer Laws, Interstate Land Sales Act, Patriot Act or the Timeshare Act) (whether such law or violation is material or not and whether or not Lender is aware of such violation or makes Advances while such violation exists), (6) any claim by any Person other than Lender with respect to the Collateral, (7) any action taken by or on behalf of Borrower or Guarantor relating to any Financed Note Receivable which is not permitted by or pursuant to the terms of this Agreement or which is taken by Lender pursuant to
Section 8.3 of this Agreement, and/or (8) any act or omission constituting negligence or willful misconduct, or breach of fiduciary duty by any officer, director, agent or employee of Guarantor in connection with Borrower's performance under the Servicing Agreement except to the extent that any of such losses in connection with any of the individual circumstances set forth in the foregoing clauses (1)-(8) are caused by Lender's gross negligence or willful misconduct. Borrower shall promptly notify Lender of (A) any claim, action or proceeding affecting the Association, the Timeshare Project, the Timeshare Property, the Amenities or the Collateral, or any part thereof, or any of the security interests granted hereunder which is reasonably expected to have a Material Adverse Effect (it being agreed that such disclosure shall not be deemed to be an amendment of Disclosure Schedule 5.11 unless agreed to in writing by Lender), and (B) any action, suit, proceeding, order or injunction of which Borrower becomes aware after the date hereof pending or threatened against or affecting Guarantor or any Affiliate thereof which is reasonably expected to have a Material Adverse Effect.

5.12 Application of Loan Proceeds/Operating Revenues. Borrower shall not misappropriate funds derived from the Loan or the Collateral and shall at all times apply any proceeds of the Loan and the Collateral as required under this Agreement and the other Loan Documents.

5.13 Compliance with Laws. Borrower shall timely comply with, and, for so long as Borrower shall control the Association shall cause the Association to comply with all material laws and any notice or claim by any Governmental Authority, or by any other party to such indenture, order, instrument, agreement or Timeshare Document, pertaining to the Borrower, the Resort Accommodations, the Association, the Timeshare Project, the Timeshare Plan and the Facilities. Sales of Timeshare Interests are, and during the Term shall be, made by only persons who hold all required licenses, or who are exempt from licensure and are made in compliance with all applicable material Governmental Requirements. The Borrower, the Resort Accommodations with respect to which Timeshare Interests are being sold, the Timeshare Project, the Timeshare Plan, and the Facilities comply with, conform to and obey, and during the term of the Loan shall continue to comply with, conform to and obey, all material Governmental Requirements applicable to the Borrower, such Resort Accommodations, the Timeshare Project, the Timeshare Plan and Facilities, and each indenture, order, instrument, agreement or document to which Borrower is a party or by which it is bound.

5.14 Litigation and Proceeding. Borrower shall (i) at the request of Lender, appear in and defend, at Borrower's expense, any claim naming Lender and any other material claim, action or proceeding pertaining to the Borrower, the Resort Accommodations, the Timeshare Project, the Timeshare Plan and the Facilities; and (ii) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any Governmental Authority.

5.15 Collateral.

            (a) Title. Borrower has, and during the term of the Loan, will continue to have, good and marketable title to the Collateral, free and clear of any Lien except for (i) the security interest created by this Agreement or otherwise created in favor of Lender, and (ii) the Permitted Exceptions. There are no facts, circumstances or conditions known to any Borrower Party that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Exceptions. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of, Borrower and are being assigned to Lender.

            (b) No Modification. Borrower shall not take any action (nor permit or consent to the taking of any action) which might reasonably be anticipated to impair the value of the Collateral or any of the rights of Lender in the Collateral. Borrower shall not (i) modify or amend any of the Pledged Documents without Lender's prior written consent (except that Borrower may modify Pledged Documents to comply with the Servicemembers Civil Relief Act and up to one percent (1%) of other Pledged Documents in the aggregate during the term of the Loan without Lender's consent), or (ii) solicit prepayment of, grant extensions of time for the payment of (except as permitted in (i) above) or compromise for less than the full face value, release in whole or in part any Purchaser liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Collateral or any instrument or document representing the Collateral except as provided in Section 5.15(c) hereof.

            (c) Upgraded Notes Receivable. The provisions of Section 5.15(b) hereof notwithstanding, Borrower may engage in upgrade sales and shall either replace the affected Financed Notes Receivable with Upgraded Notes Receivable or repay the Loan by the applicable portion of the Loan which is outstanding in respect of the affected Financed Notes Receivable, provided, however, that after the expiration of the Revolving Period, the Borrower's replacement or repayment shall be at Lender's option but no such repayment shall constitute a voluntary prepayment for purposes of Section 1.5(a) of this Agreement. Upon the closing of the upgraded sale, the prior Note Receivable shall be deemed "ineligible." Borrower shall remove the prior Financed Note Receivable from all financial reports delivered by Borrower to Lender pursuant to this Agreement. Upon the replacement of the Financed Note Receivable with an Upgraded Note Receivable, all subsequent requests for Advances shall be calculated to reflect the Upgraded Note Receivable and Lender shall execute an appropriate Reassignment and take all reasonable steps to release the related Collateral and the ineligible Note Receivable and related Collateral shall be returned to Borrower; provided, however, Borrower shall pay all of Lender's Fees and Costs in connection with execution of such Reassignment and delivery of such Note Receivable and related Collateral. For the avoidance of doubt, there shall be no updated FICO requirement to the extent that affected Financed Notes Receivable are replaced with the applicable Upgraded Notes Receivable.

5.16 Sale of Collateral; Proceeds. Immediately upon Borrower's receipt of proceeds from the sale of any of the Collateral (excluding sale proceeds from any Collateral which has been released by Lender in accordance with this Agreement), Borrower shall deliver proceeds in an amount equal to the applicable portion of the Loan which is outstanding with respect to such Collateral to Lender in their original form and, pending delivery to Lender, Borrower will hold such proceeds as agent for Lender and in trust for Lender. Payments received by Borrower directly from any Purchaser shall be delivered to the Lockbox Agent within one (1) Business Day.

5.17 Intentionally Deleted.

5.18 Performance of Operating Contracts. Borrower agrees to perform and discharge its obligations, covenants and agreements contained in the Operating Contracts except where such failure to perform or discharge would not have a Material Adverse Effect; to give prompt notice to the Lender of any notice of default (whether oral or written) either given or received by Borrower with respect thereto, together with a complete copy of any such notice, if written, if such default could reasonably be expected to have a Material Adverse Effect or result in termination of such Operating Contract. Borrower will not (i) amend or modify any of the Operating Contracts or surrender or cancel any such Operating Contract to the extent such amendment or modification could reasonably be expected to have a Material Adverse Effect, or (ii) further encumber any of them without the prior written consent of Lender, which consent shall not be unreasonably withheld; or (iii) consent to any assignment thereof by the other contract parties; provided, however, that in no event shall Borrower amend or modify an Operating Contract in a manner which would violate the Timeshare Documents.

5.19 Servicing of Financed Notes Receivable. Borrower shall cause the Financed Notes Receivable to be serviced pursuant to a Servicing Agreement and a Servicer satisfactory to Lender in its sole discretion. In the event Borrower or Guarantor is the Servicer, Lender shall have the right to replace Borrower or Guarantor with a new Servicer in its sole discretion, upon the occurrence of an Event of Default. All reasonable servicing fees, and the reasonable costs and expenses of the Servicer, shall be paid by Borrower. Borrower shall not amend, modify or make any other alteration to, or consent to any termination of or terminate the Servicing Agreement without the prior written consent of Lender, which consent may be withheld by

Lender in Lender's sole discretion. Borrower shall not interfere with the Servicer's performance of its duties under the Servicing Agreement or take any action that would be inconsistent in any way with the terms of the Servicing Agreement.

5.20 Custodian. Lender shall have the right at any time to utilize a third-party Custodian to maintain custody of the Collateral, pursuant to a Custodial
Agreement satisfactory to Lender in its sole discretion. All reasonable custodial fees, and the reasonable costs and expenses of the Custodian, shall be paid by Borrower. Borrower shall not amend, modify or make any other alteration to, or consent to any termination of or terminate the Custodial Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion. Borrower shall not interfere with the Custodian's performance of its duties under the Custodial Agreement or take any action that would be inconsistent in any way with the terms of the Custodial Agreement.

5.21 Maintenance. To the extent that the Association controls all or any portion of the Facilities and, further, that Borrower controls the Association, Borrower shall cause the Association to maintain each portion of the Facilities under its responsibility in good repair, working order and condition (ordinary wear and tear excepted) and shall make or cause to be made all necessary replacements to such Facilities. To the extent that any Amenities are provided by a third party pursuant to an agreement between the Association and such third party, the Borrower shall, to the extent it controls the Association, cause the Association to maintain such agreement in full force and effect.

5.22 Records. Borrower shall keep its books and records in accordance with GAAP. So long as Borrower is in control of the Association, Borrower shall cause the Association to keep books and records reflecting all financial transactions of the Association, including billing and collection of dues and assessments from its members and any payments in lieu thereof by Borrower under the terms of any subsidy agreement between Borrower and the Association, in which complete entries will be made in accordance with GAAP.

5.23 Other Documents. Borrower or Servicer will maintain accurate and complete files in electronic form relating to the Financed Notes Receivable and other Collateral to the satisfaction of Lender, and such files will contain copies of each Financed Note Receivable together with the purchase agreements, any disclosure or notice required by law including Consumer Laws and the consumer's credit application and all other relevant credit memoranda, if any, and all applicable collection information and correspondence relating to such Financed Notes Receivable and the notice required pursuant to Section 5.25, below.

5.24 Inspections and Audits. Borrower shall cause, or if Borrower is no longer in control of the Association, shall use its best efforts to cause the Association to, at reasonable times during normal business hours and as often as may be requested, permit any agents or representatives of Lender to inspect the Timeshare Project and the other Facilities and any of Borrower's assets (including financial and accounting books and records), to examine and make copies of and abstracts from the books and records of Borrower, the Association, and any servicer under any Servicing Agreement, and to discuss any such party's affairs, finances and accounts with any of its officers, employees or independent public accountants. If an Event of Default has occurred and is continuing or if access is necessary to preserve or protect the Collateral as determined by

Lender, Borrower shall, or if Borrower is no longer in control of the Association shall use its best efforts to, provide such access at all times and without advance notice. Borrower acknowledges that Lender intends to conduct or cause to be conducted such audits and inspections on at least an annual basis. Lender acknowledges that the foregoing covenants in this Section 5.24 are subject to the Timeshare Documents and Governmental Requirements. Subject to the Confidentiality Agreement, Borrower shall make available to Lender all credit information in Borrower's possession or under Borrower's control with respect to Purchasers as Lender may request. All inspections and audits (other than environmental and engineering inspections referenced in Section 5.4), shall be at Borrower's expense; provided, however, that Borrower shall not be required to pay for such inspection and audits more than one (1) time per calendar year, unless an Event of Default has occurred and is continuing.

5.25 Notices Regarding Lender's Interests. Within three (3) Business Days after acceptance of a Financed Note Receivable by Lender, Borrower or Servicer shall notify the obligor under each Financed Note Receivable that such Note Receivable has been assigned to Lender and, as applicable, that all future Financed Note Receivable coupon payments should be made to the Lockbox Account.

5.26 Payment of Charges. To the extent Borrower has control over the Association, Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with Borrower's ownership interest in the Timeshare Project and other portions of the Facilities and the construction of the Improvements, and Borrower shall keep Borrower's ownership interests in the Timeshare Project and other portions of the Facilities free and clear of any Charge other than the Permitted Exceptions, and other Liens approved in writing by Lender if any such lien would attach to any Financed Notes Receivable or Security therefor. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower may (a) discharge in accordance with applicable law any such Charge or contest the validity or amount of any claim of any contractor, consultant, architect, or other Person providing labor, materials, or services with respect to the Timeshare Project and other portions of the Facilities or
(b) contest any tax or special assessments levied by any Governmental Authority; provided that (i) during the pendency of any such contest Borrower shall, if requested by Lender, furnish to Lender and Title Company, cash, an indemnity bond from a corporate surety satisfactory to Lender and Title Company or other adequate security in an amount at least equal to the amount being contested or other security reasonably acceptable to them to induce Title Company to issue its title insurance policy or an interim endorsement thereto insuring against all such claims or liens; (ii) no Lien shall be imposed to secure payment of such Charges (other than payments to warehousemen and bailees) that is superior to any of the Liens securing the Indebtedness and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges; (iii) none of the Collateral becomes subject to forfeiture or loss as a result of such contest; and (iv) Borrower shall promptly pay or discharge such contested Charges, Taxes or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Lender evidence reasonably acceptable to Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower or the conditions set forth in this Section 5.26 are no longer met.

5.27 Amendment of Timeshare Documents. Without Lender's prior written consent, which shall not be unreasonably withheld, Borrower shall not amend, modify or terminate the Timeshare Documents in a manner that would have a Material Adverse Effect.

                                    ARTICLE 6

                   FINANCIAL COVENANTS; REPORTING REQUIREMENTS

            So long as any portion of the Indebtedness remains unpaid or Lender is committed to lend hereunder, unless Lender otherwise consents in writing, Borrower hereby covenants and agrees with Lender as follows:

6.1 Financial Covenants.

            (a) Tangible Net Worth. It shall be an Event of Default if Guarantor fails to maintain as of the last day of each fiscal quarter a minimum Tangible Net Worth in the amount of at least equal to the sum of Two Hundred Forty Million Dollars ($240,000,000.00) plus the Net Income Adjustment, commencing with the Guarantor's fiscal quarter ending March 31, 2007 statements and continuing throughout the Term.

            (b) Maximum Leverage Ratio. It shall be an Event of Default if Guarantor's ratio of Liabilities (exclusive of all Subordinated Indebtedness and up to $600,000,000.00 of non-recourse receivables-backed notes payable) to Tangible Net Worth exceeds 2.5 to 1, as determined at the end of each fiscal quarter.

            (c) Minimum Interest Coverage Ratio. It shall be an Event of Default if Guarantor has an aggregate Minimum Interest Coverage Ratio less than 2.0:1, as determined at the end of each fiscal quarter, calculated on a trailing twelve
(12) month basis. For the avoidance of doubt, a negative Minimum Interest Coverage Ratio shall be deemed to be zero and not in violation of this ratio.

6.2 Reporting Requirements. Borrower shall furnish, or Borrower shall cause Servicer to furnish (on a best efforts basis, if Servicer is not an Affiliate of Borrower), the following to Lender during the Term:

            (a) Monthly Reports. The Availability Report and, to the extent not provided to Lender pursuant to the requirements of the Servicing Agreement, within ten (10) days after the end of each calendar month, reports showing through the end of the preceding month, (i) the following information with respect to each Financed Note Receivable and in the aggregate with respect to all Financed Notes Receivable: (A) the closing balances of Financed Notes Receivable, (B) all payments received allocated to interest, principal, late charges, taxes or the like, (C) the rate of interest, and (D) an itemization of delinquencies, extensions, refinances, prepayments, upgrades, payoffs, cancellations and other adjustments, (ii) the weighted average interest rate and the weighted average remaining term of all Financed Notes Receivable; (iii) a list of all Upgraded Notes Receivable; (iv) calculation of the ratio of the outstanding principal of Financed Notes Receivable for each of thirty-one (31), sixty (60) and ninety (90) days or greater, past due on a contractual basis to the outstanding principal of all Financed Notes Receivable; and (v) a list of Financed Notes Receivable that became Defaulted Notes during the preceding month. Each monthly report shall include a certification from an authorized party of the Servicer that the information contained in such monthly report is true, correct and complete.

            (b) Sales Reports. Upon written request of the Lender, within fifteen (15) days after Lender's request but not more than fifteen (15) Business Days after the end of the most recent quarter, a quarterly report showing all sales and cancellations of sales of Timeshare Interests at the Timeshare Project, in the form attached hereto as Exhibit K, certified by the treasurer of Borrower to be true, correct and complete and otherwise in the form approved by Lender. Such report will not contain any confidential personal information relating to the Purchaser of such Timeshare Interest of the Timeshare Project.

            (c) Inventory Reports. Upon written request of the Lender, within fifteen (15) days after Lender's request but not more than fifteen (15) Business Days after the end of the most recent quarter, an inventory report for the Timeshare Project detailing the available inventory of Resort Accommodations, certified by the treasurer of Borrower to be true, correct and complete and otherwise in the form approved by Lender.

            (d) Quarterly Financial Reports (Borrower and Guarantor). Within forty-five (45) days after the end of each fiscal quarter, other than the fourth
(4th) quarter of the year, unaudited financial statements and the notes therein for the trailing three (3) month period of Borrower and Guarantor, together with a certification from the treasurer of Borrower and chief financial officer of Guarantor, as applicable, stating that such financial statements and the notes therein are true, correct and complete and a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants of the Guarantor in Section 6.1 hereof. Concurrently with the delivery of such financial reports, a certificate signed by the treasurer of the Borrower indicating that the Borrower is in compliance with all representations, warranties and covenants of the Agreement and the other Loan Documents or, if a Potential Default or Event of Default then exists, an identification of any such Potential Default or Event of Default and the steps, if any, that Borrower is undertaking to cure such Potential Default or Event of Default.

            (e) Annual Financial Reports (Association). Within ninety (90) days after the end of each fiscal year, unaudited financial statements for such fiscal year of the Association, certified by an officer of the entity preparing such financial statements.

            (f) Year-End Financial Reports (Borrower and Guarantor). As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of Borrower: (i) the balance sheet of Borrower as of the end of such year and the related statements of income and cash flow for such fiscal year; (ii) a listing of outstanding notes payable at the end of such fiscal year; and (iii) with respect to the financial statements and the notes therein of Borrower and Guarantor, copies of reports from a firm of independent certified public accountants selected by Borrower or Guarantor, as applicable, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements and the notes therein present fairly the financial position of Borrower and Guarantor, as applicable, as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP. Such financial statements and the notes therein shall be accompanied by the certification of the treasurer of Borrower and chief financial officer of

Guarantor, as applicable, that all such financial statements and the notes therein present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower and Guarantor, as applicable, as at the end of such fiscal year and for the period then ended and indicating that the Borrower is in compliance with all representations, warranties and covenants of the Agreement and the other Loan Documents or, if the Borrower is in default, an identification of any such default and the steps, if any, that Borrower is undertaking to cure such default.

            (g) Management Letters. Within five (5) Business Days after receipt thereof by the Borrower or Guarantor, copies of all management letters, exception reports or similar letters or reports received by Borrower or Guarantor from its independent certified public accountants.

            (h) Annual Report. If the Borrower is in control of the Association, then within one hundred and twenty (120) days or such shorter period as is required by law or the applicable Timeshare Documents, or otherwise as soon as available and in any event within the time period prescribed therefor in the Timeshare Documents, such annual report as is prepared by the Association for delivery to its members.

            (i) Audit Reports. Promptly upon receipt thereof, one (1) copy of each other report submitted to Borrower or to the Association by independent public accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or the Association, respectively.

            (j) Supplemental Disclosure. From time to time as may be reasonably requested in writing by Lender (which request will not be made more frequently than once each year absent the occurrence and continuance of a Potential Default or an Event of Default), Borrower and Guarantor shall supplement each of the Schedules attached hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein); provided that (i) no such supplement to any such Schedule or representation shall amend, supplement or otherwise modify any Schedule or representation, or be deemed a waiver of any Potential Default or Event of Default resulting from the matters disclosed therein, except as consented to by Lender in writing; and (ii) no supplement shall be required as to representations and warranties that relate solely to the Closing Date.

            (k) Other Reports. Such other reports, statements, notices or written communications relating to the Borrower, the Association, the Timeshare Project or the Facilities as Lender may require, in its reasonable discretion.

                                    ARTICLE 7

                                EVENTS OF DEFAULT

            Each of the following shall constitute an Event of Default under the
Loan:

7.1 Payments. Borrower's failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) Business Days after the date when due or Borrower's failure to pay the Loan at the applicable maturity date, whether by acceleration or otherwise. In the event of a Force Majeure Delay, the grace period shall be extended up to ten (10) additional Business Days as appropriate and provided further that no grace period shall apply to the payment due on the Loan Maturity Date other than in the event of a Force Majeure Delay.

7.2  Insurance.  Borrower's  failure to maintain  insurance  as  required  under
Section 3.1 of this Agreement.

7.3 Transfer. Any Transfer occurs in violation of Section 5.1 of this Agreement.

7.4 Covenants. Borrower's failure to perform, observe or comply with any of the agreements, covenants or provisions contained in this Agreement or in any of the other Loan Documents (other than those agreements, covenants and provisions referred to elsewhere in this Article 7), and the continuance of such failure for ten (10) Business Days after notice by Lender to Borrower; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional thirty (30) days to cure such failure if (1) such failure does not involve the failure to make payments on a monetary obligation; (2) such failure cannot reasonably be cured within ten (10) Business Days but, using reasonable diligence, is curable within such 30-day period; (3) Borrower is diligently undertaking to cure such default, and (4) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure. The notice and cure provisions of this
Section  7.4 do not  apply to the  other  Events of  Default  described  in this
Article 7 or Borrower's failure to comply with the provisions of Article 10.

7.5 Representations and Warranties. Any representation or warranty made in any Loan Document proves to be untrue in any material and adverse respect when made or deemed made.

7.6 Other Encumbrances. Any default under the RFC Loan Documents relating to the Timeshare Project evidencing or creating a Lien on the Timeshare Project or any part thereof.

7.7 Involuntary Bankruptcy or Other Proceeding. Commencement of an involuntary case or other proceeding against Borrower, Guarantor or the Club Trustee (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

7.8 Voluntary Petitions, Etc. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

7.9 Suspension of Sales. The issuance of any stay order, cease and desist order or similar judicial or non-judicial sanction that materially limits or otherwise affects any Timeshare Interest sales activities relating to the Timeshare Project, and, with respect to any such sanction only, such sanction is not dismissed, terminated or rescinded within thirty (30) days after issuance.

7.10 Default by Borrower in Other Agreements. Any default by Borrower in the payment of indebtedness for borrowed money under the RFC Loan Documents and relating to the Timeshare Project, after the expiration of any applicable grace or cure period; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness; or any default under the RFC Loan Documents relating to the Timeshare Project which permits RFC to control the management of Borrower.

7.11 Other Agreements. Any material default or breach of the Borrower occurs and is continuing under the Management Agreement.

                                    ARTICLE 8

                                    REMEDIES

8.1 Remedies - Insolvency Events. Upon the occurrence of any Event of Default described in Section 7.7 or 7.8, the obligations of Lender to Advance amounts hereunder shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; however, if the Bankruptcy Party under
Section 7.7 or 7.8 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Lender's election, in Lender's sole discretion.

8.2 Remedies - Other Events. Except as set forth in Section 8.1 above, while any Event of Default exists beyond applicable cure rights, Lender may (1) by written notice to Borrower, declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, (2) terminate the obligation, if any, of Lender to advance amounts hereunder, and (3) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

8.3 Lender's Right to Perform the Obligations. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall, subject to the provisions of the Timeshare Declaration and Governmental Requirements and subject to any other Person's prior right to cure provided Lender has received notice that such Person has elected to cure, have the right to enter upon the Timeshare Project for such purpose and to take all such action thereon and with respect to the Timeshare Project as it may reasonably deem necessary or appropriate. Subject to the foregoing, if Lender shall elect to pay any sum due with reference to the Timeshare Project, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an Advance for the purpose of preventing or removing the same. All sums paid by Lender pursuant to this Section 8.3 and all other sums expended by Lender to which it shall be entitled to be indemnified under this Agreement, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand.

8.4 Remedies Upon Default. Upon the occurrence of an Event of Default, Lender may take any one or more of the following actions, all without notice to
Borrower:

            (a) Judgment. Reduce Lender's claim to judgment, foreclose or otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial or non-judicial procedure.

            (b) Sale of Collateral. Exercise all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) Business Days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

            (c)  Receiver.   Apply  by  appropriate   judicial  proceedings  for
appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

            (d) Reserved.

            (e) Exercise of Other Rights. Exercise any and all other rights or remedies afforded by any applicable laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including the right to charge interest at the Default Rate and to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

8.5 Funds of Lender. Any funds of Lender used for any purpose referred to in this Section 8 shall constitute protective advances secured by the Loan Documents and shall bear interest at the Default Rate.

8.6 Application of Collateral; Termination of Agreements. Upon the occurrence of an Event of Default, Lender may apply against the Indebtedness any and all Collateral in its possession, other than misdirected deposits, if any, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not.

8.7 Direct Disbursement and Application by Lender. Upon an Event of Default, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance or the unadvanced balance of the Loan to the satisfaction of any of Borrower's obligations hereunder or under any of the other Loan Documents. Any Advance by Lender for such purpose shall be part of the Loan and shall be secured by the Loan Documents, even though in excess of the amount of the Loan, shall be secured by the Loan Documents and payable to Lender.

8.8 Waivers. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default, nor shall any waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, Borrower waives notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and any and all rights to require the marshalling of assets in connection with the exercise of its remedies hereunder, and agrees that its liability shall not be affected by any renewal or extension in the time of payment of the Indebtedness, or by any release or change in any security for the payment or performance of the Indebtedness, regardless of the number of such renewals, extensions, releases or changes. Borrower also hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by the Loan Documents.

8.9 Commercial Reasonableness. To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Purchasers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Purchasers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Lender to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section 8.9 is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.9. Without limitation upon the foregoing, nothing contained in this Section 8.9 shall be construed to grant any rights to Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 8.9.

8.10 Cumulative Rights. Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower or any Collateral, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

8.11 Intercreditor Agreement. Borrower and Lender acknowledge and agree that pursuant to the Intercreditor Agreement, RFC has consented to Borrower's entering into the Loan

Documents which grant to Lender certain rights to exercise remedies under the Loan Documents including rights of Lender under Article 3, Sections 5.1, 5.8, 5.24, 9.1, 9.2, 9.6 and 9.7.

                                    ARTICLE 9

                            CERTAIN RIGHTS OF LENDER

9.1 Protection of Collateral. Lender may at any time and from time to time take such actions as Lender deems necessary or appropriate to protect Lender's Liens and security interests in and to preserve the Collateral.

9.2 Performance by Lender. If Borrower fails to perform any agreement contained herein, Lender may, but shall not be obligated to, cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower pursuant to Section 9.3 below.

9.3 Costs. Borrower agrees promptly to pay all Costs and all such Costs shall be included as additional Indebtedness bearing interest at the then applicable Loan Interest Rate until paid. This provision is separate and several, and shall survive merger into judgment.

9.4 Assignment of Lender's Interest. Lender shall have the right to assign all or any portion of its rights in this Agreement to any subsequent holder or holders of the Indebtedness; provided that so long as no Event of Default has occurred and is continuing, such assignment shall be to a Qualified Assignee and shall require the consent of the Borrower, which consent shall not be unreasonably withheld and shall not be required in connection with (i) an assignment to an Affiliate of the Lender, (ii) an assignment of Lender's whole portfolio of timeshare related loans, or (iii) after the end of the Revolving Period. Upon such assignment, such assignee shall be a party hereto (or execute a separate agreement in form and substance acceptable to each of the other parties hereto) and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, shall have the rights and obligations of the Lender under this Agreement (or the same rights and obligations under a separate agreement in form and substance acceptable to each of the other parties hereto) and the Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations hereunder.

9.5 Notice to Purchasers. Borrower authorizes each of Lender and, at Lender's direction, the Custodian (but the Lender shall not be obligated) to communicate at any time and from time to time after Lender's financing of a Timeshare Interest if the Lender reasonably believes an Event of Default has occurred, with any Purchaser or any other Person primarily or secondarily liable under a Financed Note Receivable with regard to the lien or other interest of Lender thereon and any other matter relating thereto. Lender may perform, at its expense, any and all credit investigations as Lender may deem necessary to determine whether any such Purchaser meets the credit standards as outlined in the definition of an Eligible Note Receivable.

9.6 Collection of Notes. Borrower shall, or shall cause Servicer to, direct and authorize each applicable party liable for the payment of the Financed Notes Receivable to pay each installment thereon to the Lockbox Agent pursuant to the Lockbox Agreement, until otherwise directed by

Lender. Following the occurrence of an Event of Default, Lender shall have the right to (a) require that all payments due under the Financed Notes Receivable be paid directly to Lender, and to receive, collect, hold and apply the same in accordance with the provisions of this Agreement, whereupon Lender shall notify Borrower and Servicer of its receipt and application of any such funds with sufficient detail and information for the Servicer to credit the accounts in respect of a Financed Note Receivable in such timeframe as required by Servicer and (b) take such remedial action available to it for the enforcement of any defaulted Financed Note Receivable including the foreclosure of any Mortgage securing the payment thereof. After the occurrence of an Event of Default, Borrower hereby further irrevocably authorizes, directs and empowers Lender to collect and receive all checks and drafts evidencing payments on the Financed Notes Receivable and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor. Upon payment and satisfaction in full of all Indebtedness, Lender will, at Borrower's request and sole expense, give written notice as necessary to redirect payment of the Financed Notes Receivable as requested by Borrower.

9.7 Power of Attorney. Borrower does hereby irrevocably constitute and appoint Lender as Borrower's true and lawful agent and attorney in fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 9.6 above; (b) demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; and (c) cause such reports to be prepared or audits to be performed if Borrower fails to deliver such reports and/or audits; (d) upon the occurrence and during the continuance of any Event of Default hereunder, (i) institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens, and (ii) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until all obligations of Borrower to Lender have been satisfied.

                                   ARTICLE 10

                            ANTI-MONEY LAUNDERING AND
                          INTERNATIONAL TRADE CONTROLS

10.1 Compliance with International Trade Control Laws and OFAC Regulations. Borrower represents, warrants and covenants to Lender that:

            (i) It is not now nor shall it be at any time until after the Loan is fully repaid a Person with whom a U.S. Person, including a Financial Institution, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under U.S. law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

            (ii) No Borrower Party and no Person who owns a direct interest in Borrower is now nor shall be at any time until after the Loan is fully repaid a Person with whom a U.S. Person, including a Financial Institution, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under U.S. law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

10.2 Borrower's Funds. Borrower represents, warrants and covenants to Lender that:

            (i) It has taken, and shall continue to take until after the Loan is fully repaid, such measures as are required by law to verify that the funds invested in the Borrower are derived (a) from transactions that do not violate U.S. law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (b) from permissible sources under U.S. law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

            (ii) To the best of its knowledge, neither Borrower, nor any Borrower Party, nor any holder of a direct interest in Borrower, nor any Person providing funds to Borrower (a) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws; (b) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; and (c) has had any of its/his/her funds seized or forfeited in any action under any Anti-Money Laundering Laws.

            (iii) Borrower shall make payments on the Loan using funds invested in Borrower, Total Revenues of Borrower, collections on Notes Receivable, proceeds of Debt or insurance proceeds unless otherwise agreed to by Lender.

            (iv) To the best of Borrower's knowledge, as of the Closing Date and at all times during the term of the Loan, all Total Revenues of Borrower, collections on Notes Receivable and proceeds of Debt are and will be derived from Borrower's business activities or other permissible sources under U.S. law.

            (v) On the Loan Maturity Date, Borrower will take reasonable steps to verify that funds used to repay the Loan in full (whether in connection with a refinancing, asset sale or otherwise) are from sources permissible under U.S. law and to the extent such funds originate outside the United States, permissible under the laws of the jurisdiction in which they originated.

                                   ARTICLE 11

                              ENVIRONMENTAL MATTERS

11.1 Representations and Warranties on Environmental Matters. To Borrower's knowledge, except as set forth in the Site Assessment, (1) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, disposed of or otherwise present at or about the Timeshare Project or any property adjacent to the Timeshare Project (except for cleaning and other products currently used in connection with the routine maintenance or repair of the Timeshare Project in full compliance with Environmental Laws), (2) all material permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Timeshare Project do not, and did not previously, violate any Environmental Laws, and (3) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with the Timeshare Project concerning Hazardous Materials or Environmental Laws.

11.2 Covenants on Environmental Matters.

            (a) Borrower shall (A) comply in all respects with applicable Environmental Laws; (B) notify Lender immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material in violation of applicable Environmental Laws at, upon, under, within, contiguous to or otherwise affecting the Timeshare Project which would have a Material Adverse Effect; (C) promptly remove all Hazardous Materials which violate Environmental Laws and remediate the Timeshare Project which is managed by Borrower or its Affiliate (and if the Timeshare Project is not managed by Borrower or its Affiliate, use its best efforts to cause the Timeshare Project to be so remediated) in full compliance with applicable Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant reasonably acceptable to Lender and (D) promptly forward to Lender copies of all claims made against or in respect of Borrower or any of its Affiliates and relating to the Timeshare Project, and copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Timeshare Project which would be material in respect of the Timeshare Project. Borrower shall not cause, and shall use prudent, commercially reasonable efforts to prohibit any other Person within the control of Borrower from causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Timeshare Project or the transportation of any Hazardous Materials to or from the Timeshare Project (except in material compliance with Environmental Laws).

            (b) After the Closing Date, Borrower shall provide to Lender, promptly upon the written request of Lender, a Site Assessment or, if required by Lender, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Timeshare Project and the cost of any such Site Assessment or update shall be paid as set forth in Section 5.4 of this Agreement.

            (c) As between Borrower, on the one hand, and Lender, on the other hand, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Timeshare Project, shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any such loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by applicable Governmental Requirements.

            (d) Borrower  shall  indemnify  the Lender and agrees to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including court costs and reasonable attorneys' fees and legal expenses) arising out of or associated, in any way, with the non-compliance with applicable Environmental Laws with respect to the Timeshare Project, or the existence of Hazardous Materials in, on, or about the Facilities, or a breach of any representation, warranty or covenant contained in this Article 11, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those arising from the joint, concurrent, or comparative negligence of the Lender (except to the extent such joint, concurrent or comparative negligence constitutes gross negligence or willful misconduct on the part of Lender); provided, further, that this Article 11 shall not apply with respect to any liability, release, violation or other matter that arises solely from the Lender's gross negligence or willful misconduct or after Borrower loses possession of any property due to foreclosure or other exercises of remedies by Lender. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Article 11 may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnifications set forth in this Article 11. Borrower's obligations under this Article 11 shall arise upon the discovery of the presence of any Hazardous Material which violates applicable Environmental Law, whether or not any Governmental Authority has taken or threatened any action in connection with the presence of any such Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in any Site Assessment and shall continue notwithstanding the termination of this Agreement or any transfer or sale of any right, title and interest in the assets of Borrower (by foreclosure, deed in lieu of foreclosure or otherwise).

            (e) Notwithstanding any provision in this Article 11 or elsewhere in any Loan Document, or any rights or remedies granted by any Loan Document, Lender does not waive all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

                                   ARTICLE 12

                                  MISCELLANEOUS

12.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy or electronic mail (provided that for both telecopy and electronic mail delivery, an identical notice is also sent simultaneously by mail, overnight courier or personal delivery as otherwise provided in this Section 12.1). All such notices shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

            If to Borrower:      Bluegreen/Big Cedar Vacations, LLC
                                 c/o Bluegreen Corporation
                                 4960 Conference Way North, Suite 100
                                 Boca Raton, FL  33431
                                 Attention:   Anthony M. Puleo
                                 Telecopy:    (561) 912-8123
                                 E Mail:  tony.puleo@bluegreencorp.com

            with a copy to:      Bluegreen/Big Cedar Vacations, LLC
                                 c/o Bluegreen Corporation
                                 4960 Conference Way North, Suite 100
                                 Boca Raton, FL  33431
                                 Attention:   General Counsel
                                 Telecopy:    (561) 912-8299
                                 E Mail:  jim.martin@bluegreencorp.com

            If to Lender:        General Electric Capital Corporation
                                 c/o GE Real Estate
                                 500 West Monroe Street
                                 Chicago, Illinois  60661
                                 Attention:   Asset Manager/Bluegreen-Big Cedar
                                 Telecopy:    (312) 876-2583
                                 E Mail:  dawn.sparr@gecapital.com

            with a copy to:      General Electric Capital Corporation
                                 c/o GE Real Estate
                                 500 West Monroe Street
                                 Chicago, Illinois  60661
                                 Attention:   Counsel
                                 Telecopy:    (312) 441-7872
                                 E Mail:  karen.lieberman@GECapital.com

            Any notice so addressed and sent by United States mail or overnight courier shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee. Any notice so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 12.1. If given by electronic mail, a notice shall be deemed given and received when the electronic mail is transmitted to the recipient's electronic mail address specified above and electronic confirmation of receipt (either by reply from the recipient or by automated response to a request for delivery receipt) is received by the sending party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier or personal delivery as otherwise provided in this Section
12.1. Except for telecopy and electronic mail notices sent as expressly described above, no notice hereunder shall be effective if sent or delivered by electronic means. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

12.2 Amendments and Waivers; References. No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought. This Agreement and the other Loan Documents shall not be executed, entered into, altered, amended, or modified by electronic means. Without limiting the generality of the foregoing, the Borrower and Lender hereby agree that the transactions contemplated by this Agreement shall not be conducted by electronic means, except as specifically set forth in
Section 12.1 regarding notices. Any reference to a Loan Document, whether in this Agreement or in any other Loan Document, shall be deemed to be a reference to such Loan Document as it may hereafter from time to time be amended, modified, supplemented and restated in accordance with the terms hereof.

12.3 Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law, then, notwithstanding anything to the contrary in the Loan Documents: (1) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof (or, if the Note has been paid in full, refunded to Borrower); and (2) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of Advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note (or, if the Note has been paid in full, refunded to Borrower). The terms and provisions of this Section 12.3 shall control and supersede every other provision of the Loan Documents. If at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by applicable state law (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

12.4 Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

12.5 Reimbursement of Expenses. Borrower shall pay all Costs. Borrower shall, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Lender under the Loan Documents or with respect to the Timeshare Project (by litigation or other proceedings), which amounts will include all Costs, court costs, reasonable attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

12.6 Approvals; Third Parties; Conditions. All rights retained or exercised by Lender to review or approve leases, contracts, plans, studies and other matters, including Borrower's and any other Person's compliance with the provisions of
Article 10 and  compliance  with laws  applicable  to  Borrower,  the  Timeshare
Project or any other Person, are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions of the obligations of Lender hereunder, including the obligation to make Advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion.

12.7 Lender Not in Control; No liability or Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and Borrower or to create an equity in the Timeshare Project in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other Person with respect to the Lockbox Agent, the Servicer, the Custodian, the Timeshare Project or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (1) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and Lender does not intend to ever assume such status; (2) Lender shall in no event be liable for (a) any acts or omissions of any of the Lockbox Agent, the Servicer or the Custodian and Borrower hereby releases Lender from any claims, losses, damages or liability incurred by Borrower by reason of any such acts or omissions, or (b) any Debts, expenses or losses incurred or sustained by Borrower; and (3) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Lender and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and Borrower, or to create any equity in the Timeshare Project in Lender, or any sharing of liabilities, losses, costs or expenses.

12.8 Time of the Essence. Time is of the essence with respect to this Agreement.

12.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and the respective permitted successors and assigns of Lender and Borrower, provided that neither Borrower nor Guarantor shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder and that Lender shall not assign any rights, duties or obligations hereunder other than in accordance with Section 9.4 above.

12.10 Renewal, Extension, Rearrangement, Loan Outplacement. All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan. For portfolio management purposes, at Lender's expense, at any time during the term of the Loan Lender may elect to divide the Loan into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrower are not effectively increased or otherwise modified. Borrower agrees to cooperate with Lender and to execute such documents as Lender reasonably may request to effect such division of the Loan, provided that the foregoing do not result in any increased obligations to Borrower under the Loan Documents or decrease of Borrower's rights thereunder.

In addition, Borrower acknowledges that Lender and its permitted successors and assigns may without notice to or consent from Borrower participate the Loan to one or more investors or otherwise sell the Loan or interests therein to investors, subject to the provisions of Section 9.4 hereof ("Loan Outplacement"). Borrower shall cooperate with Lender in effecting any such

Loan Outplacement and shall cooperate and use all reasonable efforts to satisfy the market standards to which the Lender customarily adheres or which may be reasonably required by any potential participant or purchaser involved in any Loan Outplacement, at no cost to Borrower or Borrower Parties. Notwithstanding anything to the contrary herein or otherwise, Borrower shall be reimbursed by Lender for its reasonable costs incurred in connection with Loan Outplacement, including without limitation, its legal and other professional fees and expenses. Borrower shall provide such information and documents relating to the Borrower and the Timeshare Project as Lender may reasonably request in connection with such Loan Outplacement. In addition, Borrower shall make available to Lender, at Lender's cost and expense if the information is not otherwise required to be provided to Lender under the Loan Documents, all information concerning the property, its business and its operations that Lender may reasonably request. Lender shall be, subject to the Confidentiality Agreement in connection with the consumer information, permitted to share all such information with the potential participants, investors, purchasers, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Loan Outplacement. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering or sale documents for the Loan Outplacement and thus various investors, participants or purchasers may also see some or all of the information. Lender and all of the aforesaid potential participants, purchasers, advisors and professional firms shall be entitled to rely on the information supplied by or on behalf of Borrower. Borrower also agrees to execute any amendment of or supplement to this Agreement and the other Loan Documents as Lender may reasonably request in connection with any Loan
Outplacement, provided that such amendment or supplement does not change the economic terms of the Loan or result in any increased obligations to Borrower under the Loan Documents or decrease of Borrower's rights thereunder.

12.11 Waivers. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under any of the Loan Documents, shall operate as a waiver thereof.

12.12 Cumulative Rights. Rights and remedies of Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

12.13 Singular and Plural. Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

12.14 Phrases. When used in this Agreement and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's sole discretion, and except where expressly provided otherwise herein, the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

12.15 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

12.16 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

12.17 Promotional Material. Subject to Borrower's reasonable prior written approval in advance of issuance, Lender may issue press releases, advertisements and other promotional materials in connection with Lender's own promotional and marketing activities, and describing the Loan in general terms and Lender's participation in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Lender in advance of issuance.

12.18 Survival. All of the representations, warranties, covenants, and indemnities hereunder, and under the indemnification provisions of the other Loan Documents, shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Timeshare Project to any party, whether or not an Affiliate of Borrower.

12.19 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE TIMESHARE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT.

12.20 Punitive or Consequential Damages; Waiver. Neither Lender nor Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto. Borrower represents and warrants to Lender that as of the Closing Date neither Borrower nor Guarantor has any claims against Lender in connection with the Loan.

12.21 Governing Law. The Loan was negotiated by Lender in the State of Illinois, accepted by Lender in the State of Illinois, which state Borrower agrees has a substantial relationship to Lender and Borrower and to the transaction embodied hereby, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance. The Loan and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State (without regard to the conflicts of law rules thereof) and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant to this Agreement and the other Loan Documents shall be governed by and construed according to the law of the state, country or other jurisdiction in which the Collateral is located, it being understood that, to the fullest extent permitted by law of such state, country or other jurisdiction, the law of the State of Illinois shall govern the validity and the enforceability of all Loan Documents and obligations arising hereunder or thereunder. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs the Loan and the Loan Documents, and the Loan Documents shall be governed by and construed in accordance with the laws of the State of Illinois.

12.22 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof, including any commitment letter (if any) issued by Lender with respect to the Loan. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. If any conflict or inconsistency exists between this Agreement and any of the other Loan Documents, the terms of this Agreement shall control.

12.23 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

12.24 Limitation on Liability of Borrower's, Guarantor's and Lender's Officers, Employees, Etc. Any obligation or liability whatsoever of Lender, Borrower or Guarantor which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of the assets of Lender, Borrower or Guarantor, as applicable, only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Lender's, Borrower's or Guarantor's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

12.25  Venue.  BORROWER  HEREBY  CONSENTS  TO THE  JURISDICTION  OF ANY STATE OR
FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR
PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF

ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) BUSINESS DAYS AFTER THE SAME HAS BEEN POSTED.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            The parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

                                       BORROWER:

                                       BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                       a Delaware limited liability company


                                       By:
                                             -----------------------------------
                                             Anthony M. Puleo
                                             Vice President and Treasurer


                                       LENDER:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       a Delaware corporation


                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Its
                                             -----------------------------------

                                  Schedule 1.1

                               ADVANCE CONDITIONS

Part A  Conditions To Initial Advance
Part B  General Conditions
Part C  Loan Advances

                      PART A. CONDITIONS TO INITIAL ADVANCE

            The initial Advance of the Loan shall be subject to Lender's receipt, review, approval and/or confirmation of the following, at Borrower's cost and expense (other than the cost of obtaining FICO scores), each in form and content satisfactory to Lender in its sole discretion:

            1. The Loan Documents, executed by Borrower and, as applicable, Guarantor and each other party thereto.

            2. The Commitment Fee of $225,000.00 in cash or immediately available funds.

            3. A copy of Borrower's Owner's title policy for the Timeshare Project and a mortgagee title insurance policy or a pro forma mortgagee title policy for a Timeshare Interest in accordance with clause (j) of the definition of Eligible Note Receivable.

            4. All documents evidencing the formation, organization, valid existence, good standing, and due authorization of and for Borrower and Guarantor and the authorization for the execution, delivery, and performance of the Loan Documents by Borrower and Guarantor.

            5. Legal opinions issued by counsel for Borrower and Guarantor, opining as to the due organization, valid existence and good standing of Borrower and Guarantor, and the due authorization, execution, delivery, enforceability and validity of the Loan Documents with respect to, Borrower and Guarantor; that the Loan, as reflected in the Loan Documents, is not usurious; to the extent that Lender is not otherwise satisfied, that the Timeshare Project and its use is in full compliance with all legal requirements and that the Notes Receivable are in compliance with all Consumer Laws; and as to such other matters as Lender and Lender's counsel reasonably may specify.

            6. Current UCC searches for Borrower and Guarantor.

            7. Evidence of insurance as required by this Agreement, and conforming in all respects to the requirements of Lender.

            8. A current "as built" survey of the Timeshare Project, dated or updated to a date not earlier than thirty (30) days prior to the date hereof, certified to Lender, prepared by a licensed surveyor acceptable to Lender and such title insurer, and conforming to Lender's current standard survey requirements.


                                     1.1/1

            9. A current engineering report or architect's certificate with respect to the Timeshare Project and the Plans, covering, among other matters, inspection of heating and cooling systems, roof and structural details and showing no failure of compliance with building plans and specifications, applicable legal requirements (including requirements of the Americans with Disabilities Act) and fire, safety and health standards. As requested by Lender, such report shall also include an assessment of the Timeshare Project's tolerance for earthquake and seismic activity.

            10. A current Site Assessment.

            11. A copy of the Management Agreement for the Timeshare Project, certified by Borrower as being true, correct and complete.

            12. Evidence that the Timeshare Project Association, Facilities and the operation thereof comply with all legal requirements, including (if applicable) that all material requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required of any Governmental Authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters. Borrower shall furnish Lender with a zoning letter from the applicable municipal agency and utility letters from applicable service providers or other evidence of availability of utilities.

            13. No condemnation or adverse zoning or usage change proceeding shall have occurred or, to the best of Borrower's knowledge, shall have been threatened against the Timeshare Project; the Timeshare Project shall not have suffered any significant damage by fire or other casualty which has not been repaired; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or, to the best of Borrower's knowledge, threatened by any governmental authority, which would have, in Lender's judgment, a material adverse effect on Borrower.

            14. All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the Loan or the acquisition of the Timeshare Project have been paid, if any, such evidence to be accompanied by any waivers or indemnifications deemed reasonably necessary by Lender.

            15. Payment of Lender's Costs in underwriting (other than the costs of obtaining FICO scores with respect to Purchasers).

            16. Estoppel certificates and subordination, non disturbance and attornment agreements, as reasonably requested by Lender.

            17. Such credit checks, background investigations and other information required by Lender regarding Borrower, each Borrower Party and any other Person holding a direct or indirect interest in Borrower in order to confirm compliance with Article 10 of this Agreement.


                                     1.1/2

            18. Such other documents or items as Lender or its counsel may reasonably require.

            19. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct.

            20. No Potential Default or Event of Default shall have occurred or exist.

            21. Lender shall have received satisfactory evidence that all security interests and liens granted to Lender pursuant to this Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral.

            22. Lender shall have received (i) satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the related transactions or (ii) an officer's certificate in form and substance reasonably satisfactory to Lender affirming that no such consents or approvals are required.

            23. Lender shall have completed its business and legal due diligence with results satisfactory to Lender, including Lender's receipt, review and approval of all items shown on the Closing Checklist delivered by Lender to Borrower including the consumer law audit and Fair Housing Act searches as approved by Lender and its counsel.

            24. Lender shall have verified that the Association's reserves for replacement are at least equal to $650,000.00.

                   PART B. GENERAL CONDITIONS TO LOAN ADVANCES

            Each Advance of the Loan following the initial Advance shall be subject to Lender's receipt, review, approval and/or confirmation of the following, each in form and content satisfactory to Lender in its sole discretion:

            1. There shall exist no Potential Default or Event of Default (currently and after giving effect to the requested Advance).

            2. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct as of the date of the requested Advance.

            3. Such Advance shall be secured by the Loan Documents, subject only to the Permitted Exceptions, as evidenced by title insurance endorsements satisfactory to Lender.

            4. Borrower shall have paid Lender's Fees and Costs in connection with such Advance, but excluding the cost of obtaining FICO scores for Purchasers and the insertion fee, if applicable, for the blanket title insurance policies.

            5. No materially adverse change shall have occurred in the financial condition of Borrower or Guarantor, or the Timeshare Project.


                                     1.1/3

            6. Borrower shall have delivered to Lender all information requested by Lender pursuant to Article 10 and all Interest Holder certifications then required under Section 4.1.

            7. No condemnation or Material Adverse Effect, as reasonably determined by Lender, zoning or usage change proceeding shall have occurred; the Timeshare Project shall not have suffered any damage by fire or other casualty which has not been repaired or is not being restored in accordance with this Agreement; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, or adopted, or, to the best of Borrower's knowledge, threatened by any Governmental Authority, which would have, in Lender's reasonable judgment, a Material Adverse Effect.

            Each request for and acceptance of a Loan Advance shall be deemed to constitute, as of the date of such request or acceptance, a representation and warranty by Borrower that the statements contained in paragraphs 1 and 2 above are true and correct.

            8. Advances of the Loan shall be subject to Lender's receipt of the following:

                  (a) Request for Advance (in the form of Exhibit E to the Agreement) listing all Timeshare Interests to be financed;

                  (b) A current aging report for the Eligible Notes Receivable to be pledged in connection with the requested Advance; and

                  (c) Such additional information as Lender may reasonably require.

                  (d) Lender shall have received a Custodian Certificate in substance satisfactory to Lender.

            9. Custodian shall have received at least five (5) Business Days prior to the requested funding date all documents, instruments and information as provided for in the Collateral Package Items in the Custodial Agreement.

            10. Custodian shall have delivered to Lender its monthly audit report within the time period set forth in the Custodial Agreement (except in the event of a Force Majeure Delay).

            11. All documents to be delivered to Lender should be sent to:

                  U.S. Bank National Association
                  1133 Rankin Street, Suite 100
                  St. Paul, MN 55116
                  Attention:  Account Management, Bluegreen/Big Cedar
                  Telecopy:  (651) 695-6102


                                     1.1/4

                                  Schedule 2.3

                FORM OF REASSIGNMENT OF PURCHASE MONEY MORTGAGES
                                ("Reassignment")

            REASSIGNMENT OF PURCHASE MONEY MORTGAGES ("Reassignment")

Dated: _________________________

Grantor: (Assignor) General Electric Capital Corporation, 500 West Monroe Street, Chicago, Illinois 60661

Grantee: (Assignee) Bluegreen/Big Cedar Vacations, LLC, 4960 Conference Way North, Suite 100, Boca Raton, FL 33431

            WHEREAS, the Loan and Security Agreement by and between Assignor and Assignee dated April 16, 2007 (the "Loan Agreement") provides that upon repayment of any of the Financed Notes Receivable held as collateral under the Assignment, Assignor will reassign its collateral assignments of such Financed Notes Receivable and the Purchase Documents and Mortgages related thereto to the Borrower. Capitalized terms used herein and not defined shall have the meaning set forth for them in the Loan Agreement.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, General Electric Capital Corporation, a Delaware Corporation ("Assignor"), as collateral assignee of the mortgages dated, recorded and more particularly described in Schedule A, attached hereto ("Mortgages") affecting property located at the resort in the County of Taney, State of Missouri having the following legal description:

      Timeshare Interest(s) consisting of an undivided 1/52nd (if Annual) OR 1/104th (if Biennial) Interest(s) one fifty-second (1/52) tenant in common, undivided interest, as a fee simple estate, in each of the below-described Condominium Unit(s), in the Big Cedar Wilderness Club Condominium, according to the Declaration of Condominium and Bylaws for The Big Cedar Wilderness Club Condominium, as recorded in Book 396, Page 3727-3828 of the Office of the Recorder of Deeds, Taney County, Missouri, as such Declaration may now or hereafter be amended (the "Declaration"); together with the right to occupy in the respective season in every calendar year (if Annual) OR every other calendar year (if Biennial), pursuant to the Declaration, the foregoing Condominium Unit(s), and each comparable Unit which is subject to the Flexible Use Plan, during any Flexible Unit Week(s) within that same season, and subject to the provisions of the Flexible Use Plan, the then-current Rules and Regulations for the Resort and the Declaration; the foregoing being conveyed together with a one fifty-second (1/52) tenant in common interest in the Allocated Interests of such Unit(s) (the same being the undivided interest in the Common Elements, the Common


                                     2.3/1

      Expense Liability, and votes in the Association as allocated to the Unit(s) pursuant to the terms of the Declaration).

            An Annual Unit Week allows occupancy and use of a Unit each and every year. An Annual Unit Week is designated with an "F," indicating a Full Timeshare Interest. A Biennial Unit Week, indicating one-half of a Full Timeshare Interest, allows occupancy only during Odd Numbered Years (and such Unit Week is designated with an "O") or only during Even Numbered Years (and such Unit Week is designated with an "E").

hereby reconveys, reassigns, transfers and sets over to Bluegreen/Big Cedar Vacations, LLC, a Delaware limited liability company ("Assignee'), all right, title and interest of Assignor in the Mortgages, and all right, title and interest in and to the promissory note or notes referred to in said Mortgages referred to in Schedule A (the "Notes"), without recourse and without warranty of any kind, and all documents and instruments securing said Notes, whether or not referenced in Schedule A, and all monies, proceeds and awards, including without limitation, interest, due or to become due thereon or with respect thereto, as set forth in the Loan Agreement.

Taney County, MO

      IN WITNESS WHEREOF, Assignor has caused this Reassignment of Purchase Money Mortgages to be duly executed on the date first above written.

                                      General Electric Capital Corporation,
                                      a Delaware corporation


                                      By:
                                             ------------------------------
                                      Name:
                                             ------------------------------
                                      Title:
                                             ------------------------------


                                     2.3/2

STATE OF                )
                        ):SS
COUNTY OF               )

The foregoing instrument was acknowledged before me on _______________, 2007 by _________________________, as _________________________ of General Electric
Capital Corporation, a Delaware corporation, who is personally known to me or has produced _________________________ as identification.


                                        ----------------------------
                                        Notary Public
                                        Print Name:  _______________________

                                        (AFFIX NOTARIAL SEAL)

Prepared by and After Recording Return to:
Janet Konstand
Bluegreen Corporation - Mortgage Funding
4960 Conference Way North, Suite 100
Boca Raton, FL 33431

Taney County, MO


                                     2.3/3

                                  [Exhibit "1"]

                                  [Schedule A]

            REASSIGNMENT OF CONTRACTS, NOTES RECEIVABLE AND MORTGAGES

                                                                                   Mortgage
             Unit                                  Mortgage        Mortgage        Recording     Recording      Recording
Name        Number      Week      Subdivision       Amount       Document No.        Date          Book           Page
----        ------      ----      -----------       ------       ------------        -----         ----           ----



                                     2.3/4

                                  Schedule 4.1

                             ORGANIZATIONAL MATTERS

A.    Borrower's Organizational Structure.

      See Attached Organizational Chart.

B.    Organizational Information: (Borrower and each Borrower Party).

-----------------------------------------------------------------------------------------------------------------
                                  State of
                              Incorporation or             Type of          State Organizational       Federal
       Legal Name*              Organization               Entity                  ID No.**           Tax ID No.
-----------------------------------------------------------------------------------------------------------------
1.  Bluegreen/Big Cedar         Delaware              limited liability            3220565            65-1016052
    Vacations, LLC                                    company
-----------------------------------------------------------------------------------------------------------------
2.  Bluegreen                   Massachusetts         corporation                    N/A              03-0300793
    Corporation
-----------------------------------------------------------------------------------------------------------------
3.  Big Cedar, L.L.C.           Missouri              limited liability           LC0034424           43-1647673
                                                      company
-----------------------------------------------------------------------------------------------------------------
4.  Bluegreen Vacations         Florida               corporation                P93000051653         65-0433722
    Unlimited, Inc.
-----------------------------------------------------------------------------------------------------------------

* As it appears in official filings in the state of its incorporation or organization.

** If none issued by applicable state of organization/incorporation, insert "none issued."

C.    Location Information.

1.    Borrower:

      a.    Chief Executive Office:            4960 Conference Way North, Suite 100
                                               Boca Raton, FL  33431
                                               Attention:  Anthony M. Puleo
                                               Telecopy:   (561) 912-8123
                                               E Mail: tony.puleo@bluegreencorp.com

      b.    Location of any prior Chief        ______________________________________________
            Executive Office (during last      ______________________________________________
            5 years):                          ______________________________________________

      c.    Other Office Location:             ______________________________________________
                                               ______________________________________________
                                               ______________________________________________

d. Location of Collateral:                     At the Timeshare Project and at the offices of
                                               U.S. Bank National Association, as Custodian


                                     4.1/1

2.    Borrower Parties (Chief Executive
      Office):

      a.    Bluegreen Corporation              4960 Conference Way North, Suite 100
                                               Boca Raton, FL  33431
                                               Attention:  Anthony M. Puleo
                                               Telecopy:   (561) 912-8123
                                               E Mail: tony.puleo@bluegreencorp.com

      b.    Big Cedar, L.L.C.:                 2500 E. Kearney
                                               Springfield, MO 65898

      c.    Bluegreen Vacations                4960 Conference Way North, Suite 100
            Unlimited, Inc.                    Boca Raton, FL  33431
                                               Attention:  Anthony M. Puleo
                                               Telecopy:   (561) 912-8123
                                               E Mail: tony.puleo@bluegreencorp.com


                                     4.1/2

                        ORGANIZATIONAL CHART OF BORROWER

|-------------------------------|             |-------------------------------|
|    Bluegreen Corporation,     |             |        Three Johns Company,   |
|  a Massachusetts corporation  |             |       a Missouri corporation  |
|------------------------------ |             |-------------------------------|
                \                                              /
                 \                                            /
                  \ 100%                                100% /
                   \                                        /
                    \                                      /
      |-----------------------------|        |------------------------------|
      |     Bluegreen Vacations     |        |    Big Cedar, L.L.C.,        |
      |      Unlimited, Inc.,       |        | a Missouri limited liability |
      |    a Florida corporation    |        |           company            |
      |-----------------------------|        |------------------------------|
                        \                              /
                         \                            /
                          \ 51%                  49% /
                           \                        /
                            \                      /
                         |-------------------------------|
                         |                               |
                         |          Borrower             |
                         |                               |
                         |-------------------------------|
                                        |
                                        |
                                        |100%
                                        |
                                        |
                         |-------------------------------|
                         |    Big Cedar JV Interiors,    |
                         |             LLC,              |
                         | A Delaware limited liability  |
                         |            company            |
                         |-------------------------------|


                                     4.1/3

                                  Schedule 4.13

                 Contracts with Affiliates/Approved Transactions

1. Marketing and Promotions Agreement, dated as of June 16, 2000, by and between Big Cedar, L.L.C., Bass Pro, Inc., Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

2. Advertising Space Receipt and Confirmation Agreement, dated as of June 16, 2000, by and between Bass Pro, Inc., BPS Catalog, L.P., Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

3. License and Concession Agreement, dated June 16, 2000, by and between Bass Pro, Inc., Bass Pro Outdoor World, L.L.C., World Wide Sportsman, Inc., Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

4. Mailing List Agreement, dated as of June 16, 2000, by and between Bass Pro, Inc., Bass Pro Trademarks, L.L.C., Bluegreen Corporation, Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

5. Security Agreement, dated as of June 16, 2000, by and between Bass Pro, Inc., Bass Pro Trademarks, L.L.C., Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

6. Mailing List Agreement, dated as of June 16, 2000, by and between Big Cedar, L.L.C., Bluegreen Corporation, Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

7. Trademark License Agreement, dated as of June 16, 2000, by and between Bass Pro, Inc., Bass Pro Trademarks, L.L.C., Bluegreen Corporation, Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

8. Trademark License Agreement, dated as of June 16, 2000, by and between Big Cedar, L.L.C., Bluegreen Corporation, Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

9. Commercial Lease, dated June 16, 2000, by and between Big Cedar, L.L.C. and Bluegreen/Big Cedar Vacations, LLC. (Sales Center).

10. Commercial Lease, dated June 16, 2000, by and between Big Cedar, L.L.C. and Bluegreen/Big Cedar Vacations, LLC. (Cabin Fever).

11.   Administrative  Services  Agreement,  dated  as of June 16,  2000,  by and
      between  Bluegreen/Big  Cedar  Vacations,   LLC  and  Bluegreen  Vacations
      Unlimited, Inc.

12. Easement Agreement, dated as of June 15, 2000, by and between Big Cedar, L.L.C., Three Johns Company, Bluegreen/Big Cedar Vacations, LLC. and Big Cedar Resort Club Owners Association, Inc.


                                     4.13/1

13. Intercreditor Agreement, dated as of June 16, 2000, by and among Bass Pro, Inc., Bass Pro Trademarks, L.L.C., Bluegreen Vacations Unlimited, Inc., Bluegreen/Big Cedar Vacations, LLC and Fleet Retail Finance Inc., as Agent.

14. Non-Disturbance Agreement, dated June 16, 2000, by and among Finova Capital Corporation, Bluegreen/Big Cedar Vacations, LLC., Big Cedar Resort Club Owners Association, Inc., Big Cedar, L.L.C. and Bluegreen Vacations Unlimited, Inc.

15. Subordination and Non-Disturbance Agreement, dated June 16, 2000, by and between Finova Capital Corporation, Bluegreen/Big Cedar Vacations, LLC., Big Cedar Resort Club Owners Association, Inc. and Big Cedar, L.L.C.

16.   Operational Services and Integration Agreement, dated as of June 16, 2000,
      Bluegreen/Big  Cedar  Vacations,   LLC.,  Big  Cedar  Resort  Club  Owners
      Association, Inc. and Big Cedar, L.L.C.

17. Servicing Agreement, dated as of June 16, 2000, by and between Bluegreen Corporation, Bluegreen/Big Cedar Vacations, LLC and Big Cedar, L.L.C.

18. Tour Agreement, dated 2005, by and between Big Cedar, L.L.C., Bluegreen Vacations Unlimited, Inc. and Bluegreen/Big Cedar Vacations, LLC.

19. Contribution or other transfer of certain adjacent property owned by Big Cedar, L.L.C. or an affiliate of Big Cedar, L.L.C. to Bluegreen/Big Cedar Vacations, LLC. (Anticipated Spring 2007).


                                     4.13/2

                                  Schedule 5.11

                                   Litigation

      Any legal proceedings as disclosed in Guarantor's most recently filed 10K Statement and the following other matters:

      Bluegreen Southwest One, L.P. ("Southwest"), a subsidiary of Bluegreen Corporation ("Bluegreen"), is the developer of the Mountain Lakes subdivision in Texas. In Lesley, et al v. Bluegreen Southwest One, L.P. acting through its General Partner Bluegreen Southwest Land, Inc., et al, Cause No. 28006 District Court of the 266th Judicial District, Erath County, Texas, plaintiffs filed a declaratory action against Southwest in which they seek to develop mineral interests in the Mountain Lakes subdivision. Plaintiffs' claims against Southwest total in the aggregate $25 million. Plaintiffs' claims are based on property law, contract and tort theories. The property owners association has filed a cross complaint against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and related to certain amenities in the subdivision as described in the following paragraph. The court has confirmed the seniority of the mineral interests of the plaintiffs and has held that restrictions against drilling within the subdivision are not enforceable. Bluegreen is evaluating whether to appeal the court's ruling and is unable to predict the ultimate resolution of the litigation. Bluegreen estimates that it is reasonably possible that the company will incur costs of approximately $500,000 in this declaratory action case.

      One of the lakes that is an amenity in the Mountain Lakes development has not filled to the expected level. Owners of homesites within the subdivision have asserted claims against Bluegreen regarding such failure as part of the litigation referenced above. Southwest has investigated the causes of the failure of the lake to fill and currently estimates that the cost of correcting the condition will be approximately $3,000,000.

      Bluegreen has initiated litigation against Welbro Construction with regard to construction defects discovered at Bluegreen's Shorecrest Resort in Myrtle Beach, SC. Bluegreen cannot currently predict the outcome of the litigation including the estimated cost of correcting the condition, the amounts that may ultimately be recovered from the defendant or the amounts that Bluegreen may need to contribute to correct the condition if the matter is resolved by negotiated settlement.

      Bluegreen is involved in litigation relating to the employment of sales associates at its Williamsburg sales and project site, as well as its Shenandoah project, who were allegedly subject to non-compete agreements with a prior employer. Bluegreen cannot predict the outcome of the litigation.

      Litigation has been initiated against Bluegreen and LeisurePath, Inc. ("LeisurePath"), a subsidiary of Bluegreen whose principal business is a travel club, involving claims asserted by consumers with regard to sales of LeisurePath memberships through Vacation Station, Inc., an independent retail outlet. Claims asserted against Bluegreen and its affiliates relate to transactions that allegedly occurred in May, 2005. LeisurePath had terminated its relationship with Vacation Station, Inc. prior to that time. Bluegreen believes that the likelihood of an


                                     5.11/1
unfavorable outcome resulting in a material loss to be remote; however Bluegreen cannot predict the outcome of the litigation.


                                     5.11/2

                                    Exhibit A

                                      LAND

           Legal Description of Big Cedar Wilderness Club Condominium

Phase 1 (Units 2020, 2021, 2022, 2023, 2024, 2025, 2026, 2027, 2028, and 2029)

A part of Lots 11, 12, 13, 14, all of Lots 15 and 16 of Block 10, a part of Lots 15, 16 and 17 of Block 16, a part of Lots 3, 4, 5 and 6 of Block 17 of Lakeside South, a subdivision in Taney County, Missouri, recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of Lot 1, Block 22 of the First Addition to Lakeside South, subdivision in Taney County, Missouri, recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, said tract of land being situated N 1/2 of the NE 1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Beginning at the Southwest comer of Lot 5, Block 22 of The First Addition to Lakeside South, at the Corps of Engineers monument N-1400-14; Thence N 01(degree)31'35" E, along the west line of Lots 5 through 1, Block 22, First Addition to Lakeside South, a distance of 311.58 feet to the New Point of Beginning; Thence continuing N 0(degree)'31'35" E, a distance of 12.52 feet to Corps of Engineers monument 338-3-1; Thence N 25(degree)18'06" W, along the Government Fee Taking Line and the southwesterly line of Lot I of said Block 22, and Lots 16 through 14, Block 10, Lakeside South, a distance of 239.85 feet; Thence N 27(degree)13'46" E, a distance of 323.50 feet; Thence N 73(degree)32'38" E, a distance of 36.45 feet; Thence S 69(degree)32'48" E, a distance of 19.82 feet; Thence N 20(degree)27'12" E, a distance of 248.16 feet to a point on new southerly right-of-way line of Estate Drive, said point being on a non-tangent curve; Along the Southerly right-of-way line of the New Estate Drive as follows: Thence Easterly along a non-tangent 21.0128 degree segment of a curve to the right, 4.28 feet (said segment having a chord bearing and distance of S 81(degree)34'58" E, 4.28 feet and having a radius of 272.67 feet); Thence S 81(degree)07'59" E, a distance of 52.34 feet; Thence S 29(degree)38'39" W, leaving the Southerly right-of-way line of New Estate Drive, a distance of
112.02 feet; Thence S 20(degree)27'12" W, a distance of 353.35 feet; Thence Southerly along a 67.8057 degree curve to the left, 52.67 feet (said curve having a radius of 84.50 feet); Thence S 15(degree)15'36" E, a distance of 53.70 feet; Thence S 81(degree)34'16" E, a distance of 18.34 feet; Thence S 20(degree)50'42" E, a distance of 92.70 feet; Thence S 60(degree)21'15" E, a distance of 54.61 feet; Thence S 42(degree)04'50" E, a distance of 46.04 feet; Thence S 47(degree)55'10" W, a distance of 56.30 feet; Thence S 73(degree)44'33" W, a distance of 85.70 feet; Thence West, a distance of 80.33 feet; to the New Point of Beginning; Containing 1.99 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 3 (Units 2012, 2030, 2031 and 2032)

Parcel One:

A tract of land being a part of Lots 1, 6 through 8, and 10 of Block 17 of Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of vacated Juniper Drive, said land being situated in the E 1/2 of the NE 1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22, of The First Addition to Lakeside South, being marked by Corps. Of Engineers monument N-1400-14; Thence North 01(degree)31'35" East, along the west line of lots 5 through I of Block 22, The First Addition to Lakeside South, a distance of 311.58 feet; Thence East, a distance of 80.33 feet; Thence North 73(degree)44'33" East, a distance of 85.70 feet; Thence North 47(degree)55'10" East, a distance of 56.30 feet, to the Point of Beginning; Thence North 42(degree)04'50" West, a distance of 24.90 feet; Thence North 59(degree)46'49" East, a distance of 58.12 feet; Thence North 86(degree)03'20" East, a distance of 62.66 feet; Thence North 22(degree)24'03" East, a distance of 97.26 feet; Thence North 25(degree)12'17" West, a distance of 158.23 feet; Thence Northwesterly along a 67.4068 degree curve to the left,
26.47 feet (said curve having a radius of 85.00 feet); Thence North 43(degree)02'42" West, a distance of 16.06 feet; Thence Northwesterly along a
49.8224 degree curve to the right, 33.89 feet (said curve having a radius of 115.00 feet); Thence North 26(degree)09'34" West, a distance of 21.52 feet; Thence Northwesterly along a 38.1972 degree curve to the left, 84.42 feet (said curve having a radius of 150.00 feet), to a point of compound curvature; Thence Northwesterly along a 229.1831 degree curve to the left, 44.13 feet (said curve having a radius of 25.00 feet); Thence North 20(degree)27'12" East, a distance of 80.93 feet; Thence Southerly along a 229.1837 degree curve to the left, 36.32 feet (said curve having a radius of 25.00 feet), to a point of reverse curvature; Thence Southeasterly along a 31.8310 degree curve to the right,
115.05 feet (said curve having a radius of 180.00 feet); Thence South 26(degree)09'34" East, a distance of 21.52 feet; Thence Southeasterly along a
67.4068 degree curve to the left, 25.05 feet (said curve having a radius of 85.00 feet); Thence South 43(degree)02'42" East, a distance of 16.06 feet; Thence Southeasterly along a 49.8224 degree curve to the right, 35.81 feet (said curve having a radius of 115.00 feet); Thence South 25(degree)12'17" East, a distance of 164.69 feet; Thence South 22(degree)24'03" West, a distance of
138.95 feet; Thence South 59(degree)47'07" West, a distance of 105.39 feet; Thence North 30(degree)12'53" West, a distance of 37.73 feet, to the Point of Beginning; Containing 0.48 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Parcel Two:

A tract of land being a part of Lots 10, 11 of Block 10 and Lots 16, 17 of Block 11 of Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of vacated Juniper Drive and Woodhull Drive, said land being situated in the E 1/2 of the NE 1/4 of
Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of The First Addition to Lakeside South, being marked by Corps of Engineers monument N-1400-14; Thence North 01(degree)31'35" East, along the west line of lots 5 through I of Block 22, of the First Addition to Lakeside South, a distance of 324.10 feet to Corps of Engineers Monument 338-3-1; Thence North 25(degree)18'06" West, along the westerly line of lot 1, Block 22 of The First Addition to Lakeside South, and the lots 16 through 14 of Block 10 of Lakeside South, a distance of 239.85 feet; Thence North 27(degree)13'46" East, a distance of 301.96 feet, to the Point of Beginning; Thence North 09(degree)20'48" West, a distance of 78.62 feet; Thence North 80(degree)47'47" East, a distance of 34.71 feet; Thence North 19(degree)53'11" East, a distance of 184.09 feet to a point on new Southerly right-of-way line of Estate Drive, said point being on a non-tangent curve; Thence Easterly along a non-tangent 21.0128 degree segment of a curve to the right, 66.16 feet (said segment having a chord bearing and distance of South 88(degree)58'58" East, 65.99 feet and having a radius of 272.67 feet); Thence South 20(degree)27'12" West, a distance of 248.16 feet; Thence North 69(degree)32'48" West, a distance of 19.82 feet; Thence South 73(degree)32'38" West, a distance of 36.45 feet; Thence South 27(degree)13'46" West, a distance of 21.54 feet, to the Point of Beginning; Containing 0.38 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 4 (Building  2300)  (Units  2301/2302,  2304/2305,  2307/2308,  2309/2310,
2312/2313,  2314/2315,  2317/2318,  2320/2321,  2323/2324, 2326/2327, 2329/2330,
2331/2332,  2334/2335,  2336/2337,  2339/2340,  2342/2343, 2345/2346, 2348/2349,
2351/2352, 2353/2354, 2356/2357, 2358/2359, 2361/2362 and 2364/2365)

A tract of land being a part of Lots 11 through 17 of Block 16; part of lots I through 3 of Block 18 all of Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and part of lots 13 through 16 of Block 23 of The First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, and a portion of vacated Juniper Drive and McMeen Drive, said land being situated in the E 1/2 of the NE 1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of The First Addition to Lakeside South, being marked by Corps of Engineers monument N-1400-14; Along the Government Fee Taking Line as follows: Thence South 87(degree)'41'11" East, a distance of 495.69 feet to Corps of Engineers monument N-1400-13; Thence South 73(degree)57'11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of The First Addition to Lakeside South; Thence North 05(degree)37'57" West, leaving the Government Fee Taking Line, a distance of
126.75 feet to the Northeast corner of Lot 10, Block 24, said point being on a non-tangent curve on the Southerly right-of-way line of Esquire Drive; Thence Easterly along a non-tangent 52.0871 degree segment of a curve to the left, along the Southerly right-of-way line of Esquire Drive, 159.14 feet (said segment having a chord bearing and distance of North 42(degree)54'37" East,
145.62 feet and having a radius of 110.00 feet); Thence North 01(degree)27'49" East, along the east right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of lot 13, Block 24 of The First Addition to Lakeside
South; Thence North 88(degree)32'11" West, a distance of 24.99 feet to the center line of vacated McMeen Drive; Thence North 01(degree)27'49" East along the center line of Vacated McMeen Drive, a distance of 87.57 feet; Thence North 60(degree)29'21" East, a distance of 44.75 feet; Thence

North 01(degree)27'49" East, a distance of 4.65 feet, to the Point of Beginning; Thence North 89(degree)16'41" West, a distance of 349.91 feet; Thence North 00(degree)43'19" East, a distance of 88.83 feet; Thence North 37(degree)57'39" East, a distance of 191.89 feet; Thence North 01(degree)33'02" East, a distance of 94.62 feet to a point on the South right-of-way line of the new Estate Drive; Along the South right-of-way line of Estate Drive as follows: Thence South 88(degree)26'58" East, a distance of 150.71 feet; Thence Easterly along a
15.2789 degree curve to the right, 86.82 feet (said curve having a radius of 375.00 feet); Thence South 01(degree)27'47" West, leaving the south right-of-way line of Estates Drive on a non-tangent line, a distance of 322.81 feet, to the Point of Beginning; Containing 2.24 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 5 (Building  2500)  (Units  2501/2502,  2504/2505,  2507/2508,  2509/2510,
2512/2513,  2514/2515,  2517/2518,  2520/2521,  2523/2524, 2526/2527, 2529/2530,
2531/2532,  2534/2535,  2536/2537,  2539/2540,  2542/2543, 2545/2546, 2548/2549,
2551/2552,  2553/2554,  2556/2557,  2558/2559,  2561/2562, 2564/2565, 2567/2568,
2570/2571,  2573/2574, 2575/2576, 2578/2579, 2580/2581, 2583/2584 and 2586/2587)
and the Clubhouse Property

A tract of land situated in the NE 1/4 of the NE 1/4 of Section 11, Township 21 North, Range 2 West, Taney County, Missouri, Being a part of Lots 4 through 12 of Block 14 and part of Lots 20 through 25 of Block 15, and part of vacated Rockbridge Lane, all in Lakeside South, a subdivision plat recorded in Mat Book 9, at Page 27 of the records of Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5 of Block 22, The First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps. of Engineers monument N-1400-14; Along the Government Fee Taking Line of Table Rock Lake as follows:
Thence South 87(degree)41'11" East, a distance of 495.69 feet to Corps. monument N-1400-13; Thence South 73(degree)57'11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of The First Addition to Lakeside South; Thence North 05(degree)37'57" West, leaving the Government Fee Taking Line, a distance of 126.75 feet to the Northeast corner of Lot 10, Block 24, said point on a non-tangent curve on the Southerly right-of-way line of Esquire Drive; Thence Easterly along a non-tangent 52.0871 degree segment of a curve to the left, along the Southerly right-of-way line of Esquire Drive, 159.14 feet (said segment having a chord bearing and distance of North 42(degree)54'37" East,
145.62 feet and having a radius of 110.00 feet); Thence North 01(degree)27'49" East, along the East right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of Lot 13, Block 24 of The First Addition to Lakeside
South; Thence North 88(degree)32'11" West, a distance of 24.99 feet to the center line of vacated McMeen Drive; Thence North 01(degree)27'49" East, along the center line of vacated McMeen Drive, a distance of 87.57 feet; Thence North 60(degree)29'21" East, a distance of 44.75 feet; Thence North 01(degree)27'49" East, a distance of 327.46 feet, to a point on the South right-of-way line of the New South right-of-way line of Estates Drive, said point being on a non-tangent curve; Thence Westerly along a non tangent 15.2789 degree segment of a curve to the left, along the South right-of-way line of the new South right-of-way line of Estate Drive, 13.69 feet (said segment having a chord bearing and distance of North 76(degree)13'45" West, 13.68 feet and having a radius of 375.00 feet) to a point on the west line of Lot 4, Block 18 of said Lakeside South; Thence North 01(degree)27'49" East, along the west line of Lot 4, Block 18, a distance of 81.28 feet to the Northwest corner of Lot 4, Block 18; Thence North 88(degree)32'11" West, a distance of 50.00 feet to a point on the East line of Lot 14, Block 15 of Lakeside South; Thence North 01(degree)27'49" East, along the East line of Lots 14 and 15, Block 15 and Lot 12 of Block 14, a distance of 280.40 feet, to the Point of Beginning; Thence North 88(degree)32'38" West, a distance of 56.56 feet; Thence South 81(degree)16'21" West, a distance of 92.95 feet; Thence North 55(degree)59'06" West, a distance of 76.46 feet; Thence North 41(degree)35'02" West, a distance of 40.85 feet; Thence North 25(degree)15'40" West, a distance of 82.45 feet; Thence South 49(degree)42'26" West, a distance of 134.50 feet; Thence North 29(degree)37'43" West, a distance of 358.51 feet; Thence North 60(degree)22'17" East, a distance of 93.44 feet; Thence North 29(degree)37'43" West, a distance of 43.61 feet; Thence North 59(degree)51'09" East, a distance of 56.31 feet; Thence South 43(degree)07'46" East, a distance of 61.57 feet; Thence South 30(degree)29'42" East, a distance of 192.47 feet; Thence South 40(degree)17'34" East, a distance of 116.81 feet; Thence South 49(degree)42'26" West, a distance of 31.57 feet; Thence South 22(degree)04'26" East, a distance of 48.80 feet; Thence South 43(degree)01'37" East, a distance of 89.11 feet; Thence South 55(degree)59'06" East, a distance of 40.66 feet; Thence South 84(degree)15'30" East, a distance of 20.46 feet; Thence North 81(degree)16'18" East, a distance of 123.48 feet; Thence South 01(degree)27'49" West, a distance of 35.56 feet, to the Point of Beginning; Containing 1.62 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 6 (Units 2013, 2014, 2015, 2016, 2017, 2018 and 2019)

A tract of land being a part of Lots 1 through 10 inclusive of Block 17 Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri and a portion of vacated Juniper Drive and Woodhill Drive, said land being situated in the E1/2 of the NE1/4, of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of The First Addition to Lakeside South, being marked by Corps of Engineers monument N-1400-14; Thence North 01(degree)31'35" East, along the west line of Lots 5 through 1 of Block 22 of The First Addition to Lakeside South, a distance of 311.58 feet; Thence East, a distance of 80.33 feet; Thence North 73(degree)44'33" East, a distance of
85.70 feet; Thence North 47(degree)55'10" East, a distance of 56.30 feet; Thence North 42(degree)04'50" West, a distance of 24.90 feet, to the Point of Beginning; Thence continuing North 42(degree)04'50" West, a distance of 21.14 feet; Thence North 60(degree)21'15" West, a distance of 54.61 feet; Thence North 20(degree)50'42" West, a distance of 92.70 feet; Thence North 81(degree)34'16" West, a distance of 18.34 feet; Thence North 15(degree)15'36" West, a distance of 53.70 feet; Thence Northerly along a 67.8057 degree curve to the right, 52.67 feet (said curve having a radius of 84.50 feet); Thence North 20(degree)27'12" East, a distance of 171.63 feet; Thence Northerly along a 229.1831 degree curve to the right, 44.13 feet (said curve having a radius of 25.00 feet), to a point of compound curvature; Thence Southeasterly along a 38.1972 degree curve to the right, 84.42 feet (said curve having a radius of 150.00 feet); Thence South 26(degree)09'34" East, a distance of 21.52 feet; Thence Southeasterly along a
49.8224 degree curve to the left, 33.89 feet (said curve having a radius of 115.00 feet); Thence South 43(degree)02'42" East, a distance of 16.06 feet; Thence Southeasterly along a 67.4068 degree curve to the right, 26.47 feet (said curve having a radius of 85.00 feet); Thence South 25(degree)12'17" East, a distance of 158.23 feet; Thence South 22(degree)24'03" West, a distance of 97.26 feet; Thence South 86(degree)03'20" West, a distance of 62.66 feet;

Thence South 59(degree)46'49" West, a distance of 58.12 feet, to the Point of Beginning; Containing 1.63 acres of land, more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 7 - Parcel 1 (Units 2003,  2004,  2005,  2006,  2007, 2008, 2009, 2010 and
2011)

A tract of land being a part of Lots 1 through 7 and 21 through 25 of Block 16 Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of vacated Juniper Drive and Woodhill Drive, said land being situated in the E1/2 of the NE1/4 of Section 11, Township 21 North Range 22 West, Taney County, Missouri; Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of the First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps of Engineers monument N-1400-14; thence North 01(degree) 31' 35" East, along the west line of Lots 5 through 1 of Block 22 of the First Addition to Lakeside South, a distance of
311.58 feet; thence East, a distance of 80.33 feet; thence North 73(degree) 44' 33" East, a distance of 85.70 feet; thence North 47(degree) 55' 10" East, a distance of 56.30 feet; thence South 30(degree) 12' 53" East, a distance of
37.73 feet; thence North 59(degree) 47' 07" East, a distance of 105.39 feet; thence North 22(degree) 24' 03" East, a distance of 138.95 feet to the POINT OF BEGINNING; thence North 25(degree) 12' 17" West, a distance of 164.69 feet; thence northwesterly along a 49.8224 degree curve to the left 35.81 feet (said curve having a radius of 115.00 feet); thence North 43(degree) 02' 42" West, a distance of 16.06 feet; thence northerly along a 67.4068 degree curve to the right 25.05 feet (said curve having a radius of 85.00 feet); thence North 26(degree) 09' 34" West, a distance of 21.52 feet; thence northwesterly along
31.8310 a degree curve to the left 115.05 feet (said curve having a radius of 180.00 feet); thence along a 229.1831 degree reverse curve to the right 36.32 feet (said curve having a radius of 25.00 feet); thence North 20(degree) 27' 12" East, a distance of 100.79 feet; thence North 29(degree) 18' 39" East, a distance of 112.02 feet, to a point on the new south right-of-way line Estate Drive; Along the southerly right-of-way line of Estate Drive as follows; thence South 81(degree) 07' 59" East, a distance of 4.57 feet; thence southeasterly along a 21.3942 degree curve to the right, 261.52 feet (said curve having a radius of 267.81 feet); thence South 25(degree) 10' 57" East, a distance of
164.45  feet;  thence  southeasterly  along a 17.0027  degree curve to the Left,
69.67 feet (said curve having a radius of 336.98 feet); thence South 52(degree) 58' 17" West, leaving the southerly right-of-way line of Estate Drive, a distance of 208.07 feet; thence South 22(degree) 24' 03" West, a distance of
52.55 feet, to the Point of Beginning, containing 2.50 acres of land more or less, Subject to all easements and restrictions of record.

TOGETHER WITH:

Phase 7 - Parcel 2 (Building 2400) (Units 2411,  2412,  2413,  2414, 2415, 2416,
2417,  2418,  2419,  2420, 2421, 2422, 2423, 2424, 2425, 2426, 2427, 2428, 2431,
2432,  2433,  2434,  2435, 2436, 2437, 2438, 2441, 2442, 2443, 2444, 2445, 2446,
2447 and 2448)

A tract of land being a part of Lots 7, 8, 12 through 21 of Block 15, and part of Lots 10 through 12 of Block 14 of Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of vacated Rockbridge Lane, said land being situated in the E1/2 of the NE1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri; Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of the First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps. of Engineers monument N-1400-14; Along the Government Fee Taking Line of Table Rock Lake as follows:
Thence South 87(degree) 41' 11" East, a distance of 495.69 feet to Corps. monument N-1400-13; thence South 73(degree) 57' 11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of the First Addition to Lakeside South; thence North 05(degree) 37' 57" West, leaving the Government Fee Taking Line, a distance of 126.75 feet to the Northeast corner of Lot 10, Block 24, said point being on a non-tangent curve on the southerly right-of-way line of Esquire Drive; thence easterly along a non-tangent 52.0871 degree segment of a curve to the left, along the southerly right-of-way line of Esquire Drive,
159.14 feet (said segment having a chord bearing and distance of North 42(degree) 54' 37" East, 145.62 feet and having a radius of 110.00 feet); thence North 01(degree) 27' 49" East, along the east right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of Lot 13, Block 24 of the First Addition to Lakeside South; thence North 88(degree) 32' 11" West, a distance of 24.99 feet to the center line of vacated McMeen Drive; thence North 01(degree) 27' 49" East, along the center line of vacated McMeen Drive, a distance of 87.57 feet; thence North 60(degree) 29' 21" East, a distance of
44.75 feet; thence North 01(degree) 27' 49" East, a distance of 327.46 feet to a point on the New south right-of-way line of Estate Drive, said point being on a non-tangent curve; thence westerly along a non-tangent 15.2789 degree curve to the left, along the South right-of-way line of the new south right-of-way line of Estate Drive, 13.69 feet (Said segment having a chord bearing and distance North 76(degree) 13' 45" West, 13.68 feet and having a radius of 375.00 feet) to a point on the west line of Lot 4, Block 18 of said Lakeside South; thence North 01(degree) 27' 49" East, along the west line of Lots 4 and 5, Block 18, a distance of 166.28 feet to the northwest corner of Lot 5, Block 18, of Lakeside South; thence North 88(degree) 32' 11" West, a distance of 50.00 feet to a point on the east line of Lot 14 of Block 15 of Lakeside South; thence North 01(degree) 27' 49" East, along the east line of Lots 14 and 15, Block 15, a distance of 72.10 feet to the POINT OF BEGINNING; thence North 88(degree) 32' 38" West, a distance of 62.80 feet; thence South 01(degree) 27' 22" West, a distance of 84.34 feet; thence South 44(degree) 07' 40" West a distance of 53.93 feet; thence South 79(degree) 44' 42" West, a distance of 31.94 feet; thence North 45(degree) 52' 20" West, a distance of 343.25 feet; thence North 44(degree) 07' 40" East,, a distance of 36.82 feet; thence North 29(degree) 37' 43" West, a distance of 38.20 feet; thence North 49(degree) 42' 26" East, a distance of 134.50 feet; thence South 25(degree) 15' 40" East, a distance of
82.45 feet; thence South 41(degree) 35' 02" East, a distance of 40.85 feet; thence South 55(degree) 59' 06" East, a distance of 76.46 feet; thence North 81(degree) 16' 21" East, a distance of 92.95 feet; thence South 88(degree) 32' 38" East, a distance of 56.56 feet, to a point on the east line of said Lot 12, Block 14; thence South 01(degree) 27' 49" West, along the east line of said Lot 12, Block 14, and Lot 15 of Block 15 of Lakeside South, a distance of 123.30 feet, to the Point of Beginning, Containing 1.61 acres of land, more or less. Subject to all easement and restrictions of record.

TOGETHER WITH:

Phase  8  (Building   2600)  (Units   2611A/2611B,   2612A/2612B,   2613A/2613B,
2614A/2614B,  2615A/2615B,  2616A/2616B,  2617A/2617B, 2618A/2618B, 2621A/2621B,
2622A/2622B,  2623A/2623B,  2624A/2624B,  2625A/2625B, 2626A/2626B, 2627A/2627B,
2628A/2628B,  2631A/2631B,  2632A/2632B,  2633A/2633B, 2634A/2634B, 2635A/2635B,
2636A/2636B,  2637A/2637B,  2638A/2638B,  2641A/2641B, 2642A/2642B, 2643A/2643B,
2644A/2644B, 2645A/2645B, 2646A/2646B, 2647A/2647B and 2648A/2648B)

A tract of land being a part of lot 9, Block 11, part of lots 25 and 26 of Block 15, and part of Lots 1 through 4 and 22 through 25 of Block 14, and part of Lots 1 and 2 of Block 13 of the Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri and a portion of vacated Rockbridge Lane, Blueridge Lane, and Woodhill Drive said land being situated in the E1/2 of the NE1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of the First Addition to Lakeside South, a subdivision plat recorded in Nat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps of Engineers monument N-1400-14; Along the Government Fee Taking Line of Table Rock Lake as follows: thence South 87(degree) 41' 11" East, a distance of 495.69 feet to Corps monument N-1400-13; thence South 73(degree) 57' 11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of the First Addition to Lakeside South; thence North 05(degree) 37' 57" West, leaving the Government Fee Taking Line, a distance of 126.75 feet to the Northeast corner of Lot 10, Block 24, said point being on a non-tangent curve on the southerly right-of-way line of Esquire Drive; thence easterly along a non-tangent 52.0871 degree segment of a curve to the left, along the southerly right-of-way line of Esquire Drive,
159.14 feet (said segment having a chord bearing and distance of North 42(degree) 54' 37" East, 145.62 feet and having a radius of 110.00 feet); thence North 01(degree) 27' 49" East, along the east right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of Lot 13, Block 24 of the First Addition to Lakeside South; thence North 88(degree) 32' 11" West, a distance of 24.99 feet to the center line of vacated McMeen Drive; thence North 01(degree) 27' 49" East, along the center line of vacated McMeen Drive, a distance of 87.57 feet; thence North 60(degree) 29' 21" East, a distance of
44.75 feet; thence North 01(degree) 27' 49" East, a distance of 327.46 feet to a point on the new south right-of-way line of Estate Drive, said point being on a non-tangent curve; thence westerly along a non-tangent 15.2789 degree curve to the left, along the South right-of-way line of the new south right-of-way line of Estate Drive, 13.69 feet (said segment having a chord bearing and distance North 76(degree) 13' 45" West, 13.68 feet and having a radius of 375.00 feet) to a point on the West line of Lot 4, Block 18 of said Lakeside South; thence North 01(degree) 27' 49" East, along the west line of Lots 4 and 5, Block 18, a distance of 166.28 feet to the northwest corner of Lot 5, Block 18 of Lakeside South; thence North 88(degree) 32' 11" West, a distance of 50.00 feet to a point on the east line of Lot 14 of Block 15 of Lakeside South; thence North 01(degree) 27' 49" East, along the east line of Lots 14 and 15, Block 15, a distance of 72.10 feet; thence North 88(degree) 32' 38" West, a distance of
62.80 feet; thence South 01(degree) 27' 22" West, a distance of 84.34 feet; thence South 44(degree) 07' 40" West, a distance of 53.93 feet; thence South 79(degree) 44' 42" West, a distance of 31.94 feet; thence North 45(degree) 52' 20" West, a distance of 343.25 feet; thence North 44(degree) 07' 40" East, a distance of 36.82 feet; thence North 29(degree) 37' 43" West, a distance of
396.70 feet to the POINT of BEGINNING; thence Continuing North 29(degree) 37' 43" West a distance of 49.27 feet; thence North

40(degree) 54' 48" West a distance of 322.91 feet; thence South 49(degree) 05' 12" West a distance of 32.00 feet; thence North 40(degree) 54' 48" West a distance of 36.00 feet; thence North 49(degree) 05' 12" East a distance of
180.14 feet; thence South 44(degree) 10' 47" East a distance of 69.36 feet; thence South 50(degree) 38' 24" East a distance of 134.58 feet; thence South 49(degree) 26' 43" East a distance of 50.44 feet; thence South 38(degree) 20'
10" East a distance of 70.03 feet; thence South 27(degree) 06' 14" East a distance of 46.65 feet; thence South 00(degree) 00' 00" West a distance of 34.59 feet; thence South 59(degree) 51' 09" West a distance of 56.31 feet; thence South 29(degree) 37' 43" East a distance 43.61 feet; thence South 60(degree) 22' 17" West a distance of 92.95 feet to the said POINT of BEGINNING, Containing
1.58 acres of land, more or less, Subject to all easements and restrictions of record.

Phase 9 (Units 2033,  2034,  2035,  2036, 2037, 2038, 2039, 2040, 2041, 2042 and
2043)

A tract of land situated in the SE1/4 of the SE1/4 of Section 2 and the NE1/4 of
Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being all of Lots 1 through 16 of Block 10, Lots 1 through 17 of Block 11, lots 7 through 17 of Block 12, Lots 1 through 14 of Block 13, Lots 1 through 25 of Block 14, Lots 1 through 26 of Block 15, Lots 1 through 25 of Block 16, Lots 1 through 10 of Block 17, and a portion of Lots 1 through 3 of Block 18, together with the vacated portions of roads within, All in Lakeside South, a subdivision in Taney County, Missouri recorded in Plat Book 9, at page 27 of the records of Taney County, Missouri, Also, together with all of Lots 1 through 5 of Block 22, Lots 1 through 20 of Block 23, Lots 1 through 10 of Block 24, a portion of Lots 14 and 15 of Block 24, together with the vacated roads therein, All in the First Addition to Lakeside South, a subdivision in Taney County, Missouri, as recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, Being more particularly described as follows:

Beginning at the southwest corner of Lot 5 of Block 22, The First Addition to Lakeside South, being marked by Corps. Of Engineers monument N-1400-14; Thence North 01(degree)31'35" East, a distance of 324.10 feet to Corps. of Engineers monument 338-3-1; Thence North 25(degree)18'06" West, a distance of 366.06 feet to Corps. monument 338-3-2; Thence South 47(degree)25'03" West, along the Government Fee Taking Line, a distance of 449.40 feet, to the southern most corner of said Lot 1 of Book 10; Thence North 34(degree)00'22" West, leaving the Government Fee Taking Line, a distance of 118.17 feet, to the western most corner of Lot 1 of Block 10, said point being on a non-tangent curve; Along the easterly right-of-way line of Lindell Drive and the westerly line of Block 10 of Lakeside South as follows: Thence Northeasterly along a non-tangent 9.1973 degree segment of a curve to the left, 92.57 feet (said segment having a chord bearing and distance of North 51(degree)44'14" East, 92.48 feet and having a radius of 622.96 feet); Thence North 47(degree)28'49" East, a distance of 332.16 feet; Thence Northeasterly along a 9.1973 degree curve to the left, 268.10 feet (said curve having a radius of 622.96 feet); Thence North 22(degree)49'19" East, a distance of 112.11 feet to the southwesterly corner of Lot 1 of Block 11; Thence North 67(degree)10'41" West, leaving the easterly right-of-way line of Lindell Drive, a distance of 50.00 feet to the southeast corner of Lot 27 of Block 7 of Lakeside South; Along the westerly right-of-way line of Lindell Drive as follows: Thence North 22(degree)49'19" East, a distance of 1.73 feet, Thence Northeasterly along a 13.3333 degree curve to the left, 187.54 feet (said curve having a radius of 429.72 feet); Thence North 02(degree)10'59" West, a distance of 122.64 feet; Thence Northerly along a 29.9994 degree curve to the left 135.72 feet (said curve having a radius of 190.99 feet); Thence North 42(degree)53'58" West, a distance of 3.34 feet to the northern most corner of Lot 24 of Block 7 of Lakeside South; Thence North 47(degree)06'02" East leaving the westerly right-of-way line of Lindell

Drive and along the southerly  right-of-way line of Oakwood Drive, a distance of
71.43 feet; Thence North 42(degree)53'58" West, a distance of 50.00 feet to the southern common corner of Lots 20 and 21 of Block 9; Along the northerly right-of-way line of Oakwood Drive, and the southerly lot line of Lots 12 Through 23 of Block 9 and Lots 1 through 3 of Block 19 and a portion of Lot 4 of Block 19 as follows: Thence North 47(degree)06'02" East, a distance of 336.25 feet; Thence Northeasterly along a 2.0000 degree curve to the right, 140.00 feet (said curve having a radius of 2864.79 feet); Thence North 49(degree)54'02" East, a distance of 131.27 feet to a point on the southerly line of Lot 4 of Block 19 of Lakeside South; Thence South 40(degree)05'58" East, to a point on the south right-of-way line of Oakwood Drive, a distance of 50.00 feet, to the southwest corner of Lot 1 of Block 12, said point being on a non-tangent curve, Along the northerly right-of-way line of Reinhart Lane and the southerly line of Lots 1 through 6 of Block 12 of Lakeside South; Thence Southeasterly along a non-tangent 45.3325 degree segment of a curve to the left, 101.09 feet (Said segment having a chord bearing and distance of South 63(degree)01'90" East,
98.42 feet and having a radius of 126.39 feet); Thence South 85(degree)56'01" East, a distance of 210.40 feet; Thence Easterly along a 17.2463 degree curve to the right, 160.49 feet (said curve having a radius of 132.22 feet) to the northwest corner Lot 7 of Block 12 of Lakeside South; Thence North 73(degree)45'50" East, along a non-tangent line, a distance of 113.74 feet to the Northeasterly corner of said lot 7 of Block 12; Thence North 01(degree)27'49" East, along the west line of Lot 17 of block 12, a distance of
7.21 feet to the Northwest corner of said Lot 17 of Block 12; Thence South 88(degree)32'11" East, a distance of 102.00 feet to the Northeast corner of said Lot 17 of Block 12, said point being on the west right-of-way line of McMeen Drive; Along the west right-of-way line of McMeen and the east line of Blocks 12, 14 and 15; Thence South 01(degree)27'49" West, a distance of 1122.69 feet to a point on the east line of Lot 14 of Block 15 Lakeside South; Thence South 88(degree)32'11" East, a distance of 50.00 feet to the northwest corner of Lot 5 of Block 18 Lakeside South; Thence South 01(degree)27'49" West, along the west line of Lots 4 and 5 of Block 18, a distance of 166.28 feet, to a point on the south right-of-way line of the New Estate Drive, said point being on a non-tangent curve; Thence Easterly along a non-tangent 15.2789 degree segment of a curve to the right and along the south right-of-way line of the New Estate Drive, 13.69 feet (said segment having a chord bearing and distance of South 76(degree)13'45" East, 13.68 feet and having a radius of 375.00 feet) to a point in Lot 3 of Block 18 of Lakeside South; Thence South 01(degree)27'49" West, over and across a portion of Lots 1 through 3 of said Block 18 Lakeside South and Lots 14 and 15 of The First Addition to Lakeside South, a distance of 327.46 feet; Thence South 60(degree)29'21" West, a distance of 44.75 feet to a point on the center line of vacated McMeen Drive; Thence South 01(degree)27'49" West, along the center line of vacated McMeen, a distance of 87.57 feet; Thence South 88(degree)32'11" East, a distance of 24.99 feet to the northwest corner of Lot 13 of Block 24 of The First Addition to Lakeside South; Along the easterly and southerly right-of-way line of Esquire Drive as follows: thence South 01(degree)27'49" West a distance of 25.00 feet; Thence Southerly along a 52.0871 degree curve to the right, 159.14 feet (said curve having a radius of 110.00 feet) to the northeast corner of Lot 10, Block 24 of The First Addition to Lakeside South; Thence South 05(degree)37'57" East, leaving the southern right-of-way line of Esquire Drive, a distance of 126.75 feet to the Southeast corner of Lot 10 of Block 24 The First Addition to Lakeside South, said point being on the Government Fee Taking Line; Along the south line of Block 24 and the Government Fee Taking Line as follows: Thence North 73(degree)57'11" West, a distance of 469.22 feet to Corps of Engineers No. 1400-13; Thence North 87(degree)41'11" West, a distance of 495.69 feet, to the Point of Beginning; Containing 48.24 acres of land, more or less, Subject to all easements and restrictions of record.

Phase 10 (Building 2700)

A tract of land being a part of Lots 6 through 12, 18, 19, all of Lots 13 through 17 of Block 14 and part of Lot 12 of Block 12 Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri, and a portion of vacated Blueridge Lane, said land being situated in the E 1/2 of the NE 1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of the First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps. of Engineers monument N-1400-14; Along the Government Fee Taking Line of Table Rock Lake as follows: thence South 87(degree) 41' 11" East, a distance of 495.69 feet to Corps. monument N-1400-13; thence South 73(degree) 57' 11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of the First Addition to Lakeside South; thence North 05(degree) 37' 57" West, leaving the Government Fee Taking Line, a distance of 126.75 feet to the Northeast corner of Lot 10, Block 24, said point being on a non-tangent curve on the southerly right-of-way line of Esquire Drive; thence easterly along the southerly light-of-way line of Esquire Drive through a non-tangent segment of a curve to the left having an arc length of 159.14 feet (said segment having a chord bearing and distance of North 42(degree) 54' 37" East, 145.62 feet and a radius of 110.00 feet); thence North 01(degree) 27' 49" East, along the east right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of Lot 13, Block 24 of the First Addition to Lakeside South; thence North 88(degree) 32' 11" West, a distance of
24.99 feet to the center line of vacated McMeen Drive; thence North 01(degree) 27' 49" East, along the center line of vacated McMeen Drive, a distance of 87.57 feet; thence North 60(degree) 29' 21" East, a distance d 44.75 feet; thence North 01(degree) 27' 49" East, a distance of 327.46 feet to a point on the New south right-of-way line of Estate Drive, said point being on a non-tangent curve; thence westerly along a non-tangent segment of a curve to the left, along the South right-of-way line of the new south right-of-way line of Estate Drive, having an arc length of 13.69 feet (said segment having a chord bearing and distance North 76(degree) 13' 46" West, 13.68 feet and a radius of 375.00 feet) to a point on the west line of Lot 4, Block 18 of said Lakeside South; thence North 01(degree) 27' 49" East, along the west line of Lots 4 and 5, Block 18, a distance of 166.28 feet to the northwest comer of Lot 5, Block 18 of Lakeside South; thence North 88(degree) 32' 11" West, a distance of 50.00 feet to a point on the east line of Lot 14 of Block 15 of Lakeside South; thence North 01(degree) 27' 49" East, along the east line of Lots 14 and 15, Block 15 and Lot 12 of Block 14, a distance of 230.96 feet to the POINT of BEGINNING; Thence South 81(degree) 16' 21" West a distance of 123.49 feet; Thence North 84(degree) 15' 18" West a distance of 20.45 feet; Thence North 55(degree) 59' 06" West a distance of 40.66 feet; Thence North 41(degree) 35' 02" West a distance of 87.09 feet; Thence North 25(degree) 15' 40" West a distance of 50.00 feet; Thence North 49(degree) 42' 26" East a distance of 31.57 feet; Thence North 40(degree) 17' 34" West a distance of 116.81 feet; Thence North 30(degree) 08' 51" West a distance of 89.47 feet; Thence North 50(degree) 21' 22" East a distance of
165.10 feet; Thence North 39(degree)12'14" West a distance of 33.53 feet; Thence North 50(degree)47'46" East a distance of 54.56 feet; Thence South 36(degree)05'00" East a distance of 11.84 feet; Thence North 50(degree)18'32" East a distance of 20.87 feet; Thence South 42(degree)33'46" East a distance of
259.22 feet; Thence South 88(degree)32'11" East a distance of 12.26 feet; Thence South 01(degree)27'49" West a distance of 281.71 feet to the said Point of Beginning, Containing 2.52 acres of land, more or less, Subject to all easements and restrictions of record,

Phase 11 (Building 2900)

A tract of land being all of Lots 3 and 4 and part of Lots 1, 2, 5, 6, 10, 11, 12, 13 and 14 of Block 13, part of lots 22, 23 and 24 of Block 14, Lakeside South, a subdivision plat recorded in Plat Book 9, at Page 27 of the records of Taney County, Missouri and a portion of vacated Blueridge Lane and Rein Hart Lane, said land being situated in the N1/2 of the of the NE1/4 of Section 11, Township 21 North, Range 22 West, Taney County, Missouri, Being more particularly described as follows:

Commencing at the Southwest corner of Lot 5, Block 22 of the First Addition to Lakeside South, a subdivision plat recorded in Plat Book 12, at Page 15 of the records of Taney County, Missouri, being marked by Corps. of Engineers monument N-1400-14; Along the Government Fee Taking Line of Table Rock Lake as follows:
Thence South 87(degree) 41' 11" East, a distance of 495.69 feet to Corps. monument N-1400-13; Thence South 73(degree)57'11" East, a distance of 469.22 feet to the Southeast corner of Lot 10, Block 24 of the First Addition to Lakeside South; Thence North 05(degree)37'57" West, leaving the Government Fee Taking Line, a distance of 126.75 feet to the Northeast corner of Lot 10, Block 24, said point being on a non-tangent curve on the southerly right-of-Way line of Esquire Drive; Thence easterly along the southerly right-of-way line of Esquire Drive on a non-tangent curve to the left having an arc length of 159.14 feet, (said segment having a chord bearing and distance of North 42(degree)54'37" East, 145.62 feet and a radius of 110.00 feet); Thence North
01(degree)27'49" East, along the east right-of-way line of McMeen Drive, a distance of 25.00 feet to the Northwest corner of Lot 13, Block 24 of the First Addition to Lakeside South; thence North 88(degree)32'11" West, a distance of
24.99 feet to the center line of vacated McMeen Drive; Thence North 01(degree)27'49" East, along the center line of vacated McMeen Drive, a distance of 87.57 feet; Thence North 60(degree)29'21" East, a distance of 44.75 feet; thence North 01(degree)27'49" East, a distance of 327.46 feet to a point on the new south right-of-way line of Estate Drive, said point being on a non-tangent curve; Thence westerly along the South right-of-way line of the new south right-of-way line of Estate Drive on non-tangent segment of a curve to the left having an arc length of 13.69 feet, (said segment having a chord bearing and distance of North 76(degree)13'45" West, 13.68 feet and a radius of 375.00 feet) to a point on the west line of Lot 4, Block 18 of said Lakeside South; Thence North 01(degree)27'49" East, along the west line of Lots 4 and 5, Block 18, a distance of 166.28 feet to the northwest corner of Lot 5, Block 18 of Lakeside South; Thence North 88(degree)32'11" West, a distance of 50.00 feet to a point on the east line of Lot 14 of Block 15 of Lakeside South; Thence North 01(degree)27'49" East, along the east line of Lots 14 and 15, Block 15, a distance of 72.10 feet; thence North 88(degree)32'38" West, a distance of 62.80 feet; thence South 01(degree)27'22" West, a distance of 84.34 feet; thence South 44(degree)07'40" West a distance of 53.93 feet; Thence South 79(degree)44'42" West a distance of 31.94 feet; Thence North 45(degree)52'20" West a distance of
343.25 feet; Thence North 44(degree)07'40" East a distance of 36.82 feet; Thence North 29(degree)37'43" West a distance of 396.70 feet; Thence North 60(degree)22'17" East a distance of 92.95 feet; Thence North 29(degree)37'43" West a distance of 43.61 feet; Thence North 59(degree)51'09" East a distance or
56.31 feet; Thence North 00(degree)00'00" East a distance of 34.59 feet; Thence North 27(degree)06'14" West a distance of 46.65 feet; Thence North 38(degree)20'10" West a distance of 70.03 feet; Thence North 49(degree)26'43" West a distance of 33.53 feet to the Point of Beginning; Thence continuing North 49(degree)26'43" West a distance of 16.91 feet; Thence North 50(degree)38'24" West a distance of 134.58 feet; Thence North 44(degree)10'47' West a distance of
69.36 feet; Thence North 33(degree)53'56" West a distance of 144.68 feet to a point on the southeasterly right-of-way line of Oakwood Drive; Thence northeasterly along the southeasterly right-of-way line of Oakwood

Drive on a  non-tangent  segment of a curve to the right having an arc length of
104.89 feet, (said segment having a chord bearing and distance of North 48(degree)49'43" East, 104.88 feet and a radius of 2814.97 feet); Thence North 49(degree)54'02" East, along the southeasterly right-of-way line of Oakwood Drive, a distance of 79.81 feet; Thence South 67(degree)11'47" East a distance of 58.78 feet; Thence South 47(degree)46'44" East a distance of 217.26 feet; Thence South 46(degree)44'20" East a distance of 77.96 feet; Thence South 44(degree)33'57" East a distance of 43.15 feet; Thence South 50(degree)36'41" West a distance of 63.49 feet; Thence North 49(degree)16'39" West a distance of
50.33 feet; Thence South 40(degree)48'31" West a distance of 166.76 feet to the said Point of Beginning, Containing 1.92 acres of land, more or less, Subject to all easements and restrictions of record.

                                    Exhibit B

                          Big Cedar Availability Report

                                                                  Month End Date
                                                                  --------------

Beginning Financed Note Receivable Balance
Add:  New Eligible Collateral
Add:  Substitutions
Less:  Principal Collections
Less:  Paid in Full
Less:  Upgrades
Less:  Defaults/Cancellations
Add/Less:  Other Adjustments
Subtotal Receivables Balance
Less:  90+ Day Delinquencies
Total Eligible Note Receivable Balance

Beginning GE Loan Balance
Add:  New Fundings
Less:  Principal Reductions
Add/Less:  Other Adjustments
GE Ending Outstanding Principal Loan Balance

FINANCED NOTES RECEIVABLE WTD AVG COUPON
LENDER'S INTEREST RATE
SPREAD

Effective Availability Percentage
Availability Percentage
Required Loan Balance
Excess/(Deficit) Availability

Funding Availability

                                    Exhibit C

                            Form of Borrower Estoppel

                              ESTOPPEL CERTIFICATE

      The undersigned hereby certifies to General Electric Capital Corporation (together with its successors and assigns, "Lender") that:

      1. The principal amount outstanding to Lender pursuant to that certain Loan and Security Agreement dated April 16, 2007, between Borrower and Lender (the "Loan Agreement") and the promissory note executed by Borrower in connection therewith is $______________. Capitalized terms used herein and not defined shall have the meanings set forth for them in the Loan Agreement.

      2. Interest on the Loan has been paid to _____________________.

      3. Pursuant to the Loan Agreement, the Loan Interest Rate is a variable rate equal to the Base Rate plus 1.75% per annum (adjusted monthly). Currently the Base Rate is _______%.

      4. The Loan Documents constitute the entire agreement between the parties and there are no other agreements or understandings between Borrower or Lender concerning the Loan.

      5. The Loan Documents are valid and in full force and effect, and neither Borrower nor, to the best of Borrower's knowledge, Lender is in default thereunder. Borrower has no defense, setoff or counterclaim against Lender arising out of the Loan Documents or against the payments due under the Loan Documents or in any way relating thereto, or arising out of any other transaction between Lender and Borrower, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default by Borrower under the Loan Documents. Borrower is current in the payment of amounts owing under the Loan Documents.

      6. There are no actions, whether voluntary or involuntary, pending against Borrower, Guarantor, or Bluegreen Vacations Unlimited, Inc. under any insolvency, bankruptcy or other debtor relief laws of the United States of America or any of its constituent States.

      7.  Lender  is  holding  no  funds  for  Borrower's   account  other  than
_____________.

Date:  ______________, 200__             BORROWER:

                                         BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                         a Delaware limited liability company

                                         By
                                            ------------------------------------

                                            ------------------------------------
                                                  [Printed name and title]

                                 ACKNOWLEDGEMENT

STATE OF                         )
         ------------------------
                                 ):SS
COUNTY OF                        )
          -----------------------

The foregoing instrument was acknowledged before me on _______________, 2007 by _________________________, the _________________ of Bluegreen/Big Cedar
Vacations, LLC, who is personally known to me or has produced _________________________ as identification.


                                       -----------------------------
                                       Notary Public
                                       Print Name:  _________________________

                                       (AFFIX NOTARIAL SEAL)

                           GUARANTOR'S ACKNOWLEDGMENT

      The undersigned (a) has guaranteed the obligations of the Borrower under the Loan Documents referred to above, (b) consents to the matters set forth above and agrees to be bound thereby, and (c) acknowledges that the guaranty executed by the undersigned is in full force and effect and will not be supplemented, modified, amended or terminated without the prior written consent of the Lender.

                                           Guarantor:

                                           BLUEGREEN CORPORATION,
                                           a Massachusetts corporation

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                    Exhibit D

                            AVAILABILITY PERCENTAGES

----------------------------------------------------------------------------------------------

      Spread between Borrower's weighted average                               Availability
  note receivable coupon and Lender's Interest Rate        Adjustment           Percentage
----------------------------------------------------------------------------------------------
                     >/= 6.00%                                0.0%                 97.0%
----------------------------------------------------------------------------------------------
               < 6.00% but >/= 5.60%                          1.0%                 96.0%
----------------------------------------------------------------------------------------------
               < 5.60% but >/= 5.20%                          2.0%                 95.0%
----------------------------------------------------------------------------------------------
               < 5.20% but >/= 4.80%                          3.0%                 94.0%
----------------------------------------------------------------------------------------------
               < 4.80% but >/= 4.40%                          4.0%                 93.0%
----------------------------------------------------------------------------------------------
               < 4.40% but >/= 4.00%                          5.0%                 92.0%
----------------------------------------------------------------------------------------------
               < 4.00% but >/= 3.60%                          6.0%                 91.0%
----------------------------------------------------------------------------------------------
               < 3.60% but >/= 3.20%                          7.0%                 90.0%
----------------------------------------------------------------------------------------------
                     < 3.20%                                  N/A            No Availability
----------------------------------------------------------------------------------------------

Note:

Lender utilized the average coupon of 14.0%, as the Borrower's weighted average note receivable coupon.

                                    Exhibit E

                               REQUEST FOR ADVANCE

DATE: ___________________________

GENERAL ELECTRIC CAPITAL CORPORATION
Attn:  Asset Manager
500 West Monroe St.
Chicago, Illinois 60661

      RE:   Loan No. 77287
            $45,000,000 credit facility described in that certain Loan and Security Agreement (the "Loan Agreement") between GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") and BLUEGREEN/BIG CEDAR VACATIONS, LLC ("Borrower")

Dear Sir or Madam:

            In accordance with the terms of the Loan Agreement, Borrower wishes to obtain an Advance of $_______________________ under the Loan on ___________________, 20____. All terms used herein, unless otherwise specified, shall have the meanings assigned in the Loan Agreement. In order to induce Lender to make such Advance, Borrower hereby represents and warrants to Lender:

            1. No Event of Default or Potential Default has occurred or will occur as a result of the Advance requested herein.

            2. The representations and warranties contained in the Loan Agreement are true, correct and complete in all material respects to the same extent as though made on the date of the Loan Agreement except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the schedules or exhibits as a result of any subsequent disclosures made by Borrower in writing to, and approved in writing by, Lender.

            3. Borrower is in compliance with each and every one of its covenants, agreements and obligations under the Loan Agreement.

            4. (a) As of the date hereof, the weighted average interest rate of the Eligible Notes Receivable which are the subject of this Request for Advance, is no less than fourteen percent (14%) per annum; and

               (b) any Financed Notes Receivable that have been modified or altered have been modified or altered in compliance with Section 5.15 of the Loan Agreement.

            5. Borrower has no defenses or offsets with respect to the payment of any amounts due Lender.

            6. Lender has performed all of its obligations to Borrower.

            7. All of the documents described in Schedule A attached hereto meet all of the requirements of Eligible Notes Receivable.

            8. Borrower shall grant Lender a security interest in and lien upon those certain Eligible Notes Receivable and other documents executed in connection with the sale of Timeshare Interests as set forth in Schedule A attached hereto.

            9. No Purchaser has any asserted or, to the best of Borrower's knowledge, threatened defense, offset, counterclaim, discount or allowance in respect of each Eligible Note Receivable to be pledged in connection with this Advance. Borrower has no knowledge of any facts which would lead a reasonable person to conclude that any particular Eligible Note Receivable to be pledged in connection with this Advance shall not be paid in accordance with its terms.

            10. Borrower's  wiring  instructions are attached hereto as Schedule
B.

                                     BORROWER:

                                     BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                     a Delaware limited liability company

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Its:
                                          --------------------------------------

Schedule A: Description of New Eligible Notes Receivable and other Purchase Documents

Schedule B: Wiring Instructions

                                    Exhibit F

                COLLATERAL ASSIGNMENT OF PURCHASE MONEY MORTGAGES
                                 ("Assignment")

Dated: _________________________

Grantor: (Assignor) Bluegreen/Big Cedar Vacations, LLC, 4960 Conference Way North, Suite 100, Boca Raton, FL 33431

Grantee: (Assignee) General Electric Capital Corporation, 500 West Monroe Street, Chicago, Illinois 60661

      WHEREAS, Assignor and Assignee have entered into a Loan and Security Agreement, dated as of April 16, 2007 (as amended from time to time, the "Loan Agreement"), pursuant to which Assignee has agreed to lend, upon the terms and conditions set forth in the Loan Agreement, up to Forty-Five Million Dollars ($45,000,000.00) (the "Loan") to Assignor to be evidenced by a Revolving Promissory Note, dated April 16, 2007 (together with any renewals, extensions, substitutions or modifications thereof, the "Note") and secured by a security interest granted by Assignor to Assignee on certain Financed Notes Receivable and the Purchase Documents and Mortgages related thereto as well as other Collateral of Assignor (as such terms are defined in the Loan Agreement). Capitalized terms used herein and not defined shall have the meaning set forth for them in the Loan Agreement.

      NOW THEREFORE, to secure the payment and performance of the Indebtedness and other obligations of Assignor to Assignee under the Loan Agreement, the Note and the other Loan Documents (as such term is defined in the Loan Agreement) and in consideration of the extension of the Loan to Assignor, Assignor as record holder to certain mortgages dated, recorded and more particularly described in
Schedule 1, attached hereto ("Mortgages") affecting property located at the resort in the County of Taney, State of Missouri having the following legal description:

      Timeshare Interest(s) consisting of an undivided 1/52nd (if Annual) OR 1/104th (if Biennial) Interest(s) one fifty-second (1/52) tenant in common, undivided interest, as a fee simple estate, in each of the below-described Condominium Unit(s), in the Big Cedar Wilderness Club Condominium, according to the Declaration of Condominium and Bylaws for The Big Cedar Wilderness Club Condominium, as recorded in Book 396, Page 3727-3828 of the Office of the Recorder of Deeds, Taney County, Missouri, as such Declaration may now or hereafter be amended (the "Declaration"); together with the right to occupy in the respective season in every calendar year (if Annual) OR every other calendar year (if Biennial), pursuant to the Declaration, the foregoing Condominium Unit(s), and each comparable Unit which is subject to the Flexible Use Plan, during any Flexible Unit Week(s) within that same season, and subject to the provisions of the Flexible Use Plan, the then-current Rules and Regulations for the Resort and the Declaration; the foregoing being conveyed together with a one fifty-second (1/52) tenant in common interest in the Allocated Interests of such Unit(s) (the same being the undivided interest in the Common

      Elements, the Common Expense Liability, and votes in the Association as allocated to the Unit(s) pursuant to the terms of the Declaration).

            An Annual Unit Week allows occupancy and use of a Unit each and every year. An Annual Unit Week is designated with an "F," indicating a Full Timeshare Interest. A Biennial Unit Week, indicating one-half of a Full Timeshare Interest, allows occupancy only during Odd Numbered Years (and such Unit Week is designated with an "O") or only during Even Numbered Years (and such Unit Week is designated with an "E").

does hereby collaterally convey, assign, transfer and set over to General Electric Capital Corporation, a Delaware corporation ("Assignee'), all right, title and interest of Assignor in the Mortgages, and all right, title and interest in and to the promissory note or notes referred to in said Mortgages referred to in Schedule 1 (the "Notes"), with recourse and warranty, and all documents and instruments securing said Notes, whether or not referenced in
Schedule 1, and all monies, proceeds and awards, including without limitation, interest, due or to become due thereon or with respect thereto, as set forth in the Loan Agreement.

Taney County, MO

      IN WITNESS WHEREOF, Assignor has caused this Assignment of Purchase Money Mortgages to be duly executed on the date first above written.

                                           Bluegreen/Big Cedar Vacations, LLC,
                                           a Delaware limited liability company


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

STATE OF                  )
                          ):SS
COUNTY OF                 )

The foregoing instrument was acknowledged before me on _______________, 2007 by _________________________, as _________________________ of Bluegreen/Big Cedar
Vacations, LLC, a Delaware limited liability company, who is personally known to me or has produced _________________________ as identification.


                                           -------------------------
                                           Notary Public
                                           Print Name:  ________________________

                                           (AFFIX NOTARIAL SEAL)

                   Prepared by and After Recording Return to:
                                 Janet Konstand
                    Bluegreen Corporation - Mortgage Funding
                      4960 Conference Way North, Suite 100
                              Boca Raton, FL 33431

                                Taney County, MO

                                   Schedule 1

             ASSIGNMENT OF CONTRACTS, NOTES RECEIVABLE AND MORTGAGES

                                                                                     Mortgage
               Unit                                  Mortgage        Mortgage        Recording     Recording      Recording
  Name        Number      Week      Subdivision       Amount       Document No.        Date          Book           Page
  ----        ------      ----      -----------       ------       ------------        ----          ----           ----


                                    Exhibit H

                               FORM OF ENDORSEMENT

            Pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, with full recourse and warranty.

                                         BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                         a Delaware limited liability company


                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Its:
                                               ---------------------------------

                                    Exhibit I

                          SPECIFIC OPERATING CONTRACTS

                               Operating Contracts

1.    Refer to Items 1-18 on Schedule 4.13.

2.    Management  Agreement,  dated  January 1, 2002,  by and  between Big Cedar
      Wilderness Club Condominium Association, Inc. and Bluegreen Resorts Management, Inc.

3. Agreement for the Purchase of Electric Power and Energy, dated November 13, 2001, between White River Valley Electric Cooperative, Inc. and Bluegreen/Big Cedar Vacations, LLC.

4. Lease, dated 2005, by and between Bluegreen/Big Cedar Vacations, LLC and Jerry's Boat & Mini Storage.

                                    Exhibit J

                              PERMITTED EXCEPTIONS

1. Covenants and Restrictions recorded July 14, 1967 in Book 181, Page 27, Taney County, Missouri Recorder's Office.

2. Covenants and Restrictions recorded June 24, 1971 in Book 202, Page 61, Taney County, Missouri Recorder's Office.

3. Covenants and Restrictions recorded June 24, 1971 in Book 202, Page 62, Taney County, Missouri Recorder's Office.

4. Covenants and Restrictions recorded June 24, 1971 in Book 202, Page 63, Taney County, Missouri Recorder's Office.

5. Covenants and Restrictions recorded July 15, 1971 in Book 202, Page 127, Taney County, Missouri Recorder's Office.

6. Covenants and Restrictions recorded August 31, 1971 in Book 202, Page 241, Taney County, Missouri Recorder's Office.

7. Covenants and Restrictions recorded August 31, 1971 in Book 202, Page 330, Taney County, Missouri Recorder's Office.

8. Covenants and Restrictions recorded July 1, 1980 in Book 251, Page 1520, Taney County, Missouri Recorder's Office.

9. Covenants and Restrictions recorded June 23, 2000 in Book 371, Page 2829, Taney County, Missouri Recorder's Office.

10. Terms and provisions of the Subordination and Non-Disturbance Agreement recorded August 17, 2000 in Book 373, Page 3340, Taney County, Missouri Recorder's Office.

11. Easement agreement recorded August 3, 2000 in Book 371, Page 2834, Taney County, Missouri Recorder's Office.

12. Easement agreement recorded August 3, 2000 in Book 372, Page 6840, Taney County, Missouri Recorder's Office.

13. UCC Financing Statement filed August 3, 2000, in Book 372, Page 6833, executed by Big Cedar L.L.C. to Bluegreen Vacations Unlimited, Inc. affecting the items therein described, which have become affixed to the premises in question.

14.   Terms,  provisions,   restrictive  covenants,  conditions,   reservations,
      rights, duties and easements contained in the Amended and Restated Declaration of Condominium and Bylaws for the BIG CEDAR WILDERNESS CLUB CONDOMINIUM, and any Exhibits annexed thereto, including but not limited to, provisions for a private charge or assessments and a right of first refusal or the prior approval of a future purchaser or occupant, as recorded in

      Book 478, Pages 7189-7322, of the Taney County Recorder's Office, and any amendments thereto, together with the corresponding percentage interest in the common elements and limited common elements appurtenant thereto.

In addition, Permitted Exceptions shall mean and include:

      (i) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable;

      (ii)  Liens in favor of Lender pursuant to the Loan Agreement;

      (iii) Materialmen's, warehousemen's, mechanics' and other Liens arising by operation of law in the ordinary course of business for sums not due;

      (iv)  The Purchaser's  interest in the Timeshare  Interest relating to the
            Financed  Note  Receivable   whether  pursuant  to  the  Club  Trust
            Agreement or otherwise;

      (v)   Any Owner Beneficiary Rights.

                                    Exhibit K

                                  SALES REPORT

                           LOAN AND SECURITY AGREEMENT

                                     between

                       BLUEGREEN/BIG CEDAR VACATIONS, LLC,

                      a Delaware limited liability company

                                    BORROWER

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                             a Delaware corporation

                                     LENDER

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 THE LOAN............................................................17
        1.1    The Loan.......................................................17
        1.2    Advances of Loan Proceeds......................................17
        1.3    Interest Rate..................................................18
        1.4    Payments; Term.................................................19
        1.5    Prepayments....................................................19
        1.6    Commitment Fee.................................................21
        1.7    Receipt of Payments............................................21
        1.8    Taxes..........................................................21
        1.9    Single Loan....................................................22
        1.10   Application of Advances........................................22

ARTICLE 2 COLLATERAL..........................................................22
        2.1    Grant of Security Interest.....................................22
        2.2    Security Agreement.............................................23

ARTICLE 3 INSURANCE, CONDEMNATION AND IMPOUNDS................................23
        3.1    Insurance......................................................23
        3.2    Use and Application of Insurance Proceeds......................25
        3.3    Condemnation...................................................25

ARTICLE 4 REPRESENTATIONS AND WARRANTIES......................................26
        4.1    Organization and Power.........................................26
        4.2    Validity of Loan Documents.....................................26
        4.3    Liabilities; Litigation; Other Secured Transactions............26
        4.4    Taxes and Assessments..........................................27
        4.5    Other Agreements; Defaults.....................................27
        4.6    Compliance with Law............................................27
        4.7    Location of Borrower...........................................27
        4.8    ERISA..........................................................27
        4.9    Margin Stock...................................................28
        4.10   Tax Filings....................................................28
        4.11   Solvency.......................................................28
        4.12   Full and Accurate Disclosure...................................28
        4.13   Contracts with Affiliates; Subordinated Indebtedness...........29
        4.14   Intellectual Property..........................................29
        4.15   Title; Prior Liens.............................................29
        4.16   Intentionally Deleted..........................................30
        4.17   Eligible Notes.................................................30
        4.18   Intentionally Deleted..........................................30
        4.19   Representations as to the Association..........................30
        4.20   Operating Contracts............................................31
        4.21   Consumer Law Matters...........................................31


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

ARTICLE 5 COVENANTS...........................................................31
        5.1    Due on Sale and Encumbrance; Transfers of Interests............31
        5.2    Taxes; Charges.................................................32
        5.3    Control; Management............................................32
        5.4    Operation; Maintenance; Inspection.............................33
        5.5    Taxes on Security..............................................33
        5.6    Legal Existence; Name, Etc.....................................33
        5.7    Affiliate Transactions.........................................34
        5.8    Further Assurances.............................................34
        5.9    Estoppel Certificates..........................................34
        5.10   Notice of Certain Events.......................................34
        5.11   Indemnification................................................35
        5.12   Application of Loan Proceeds/Operating Revenues................35
        5.13   Compliance with Laws...........................................35
        5.14   Litigation and Proceeding......................................36
        5.15   Collateral.....................................................36
        5.16   Sale of Collateral; Proceeds...................................37
        5.17   Intentionally Deleted..........................................37
        5.18   Performance of Operating Contracts.............................37
        5.19   Servicing of Financed Notes Receivable.........................37
        5.20   Custodian......................................................38
        5.21   Maintenance....................................................38
        5.22   Records........................................................38
        5.23   Other Documents................................................38
        5.24   Inspections and Audits.........................................38
        5.25   Notices Regarding Lender's Interests...........................39
        5.26   Payment of Charges.............................................39
        5.27   Amendment of Timeshare Documents...............................40

ARTICLE 6 FINANCIAL COVENANTS; REPORTING REQUIREMENTS.........................40
        6.1    Financial Covenants............................................40
        6.2    Reporting Requirements.........................................40

ARTICLE 7 EVENTS OF DEFAULT...................................................43
        7.1    Payments.......................................................43
        7.2    Insurance......................................................43
        7.3    Transfer.......................................................43
        7.4    Covenants......................................................43
        7.5    Representations and Warranties.................................43
        7.6    Other Encumbrances.............................................43
        7.7    Involuntary Bankruptcy or Other Proceeding.....................43
        7.8    Voluntary Petitions, Etc.......................................44
        7.9    Suspension of Sales............................................44
        7.10   Default by Borrower in Other Agreements........................44
        7.11   Other Agreements...............................................44

ARTICLE 8 REMEDIES............................................................44
        8.1    Remedies - Insolvency Events...................................44

        8.2    Remedies - Other Events........................................44
        8.3    Lender's Right to Perform the Obligations......................45
        8.4    Remedies Upon Default..........................................45
        8.5    Funds of Lender................................................46
        8.6    Application of Collateral; Termination of Agreements...........46
        8.7    Direct Disbursement and Application by Lender..................46
        8.8    Waivers........................................................46
        8.9    Commercial Reasonableness......................................47
        8.10   Cumulative Rights..............................................47
        8.11   Intercreditor Agreement........................................47

ARTICLE 9 CERTAIN RIGHTS OF LENDER............................................48
        9.1    Protection of Collateral.......................................48
        9.2    Performance by Lender..........................................48
        9.3    Costs..........................................................48
        9.4    Assignment of Lender's Interest................................48
        9.5    Notice to Purchasers...........................................48
        9.6    Collection of Notes............................................48
        9.7    Power of Attorney..............................................49

ARTICLE 10 ANTI-MONEY LAUNDERING AND INTERNATIONAL TRADE CONTROLS.............49
        10.1   Compliance with International Trade Control Laws and OFAC
               Regulations....................................................49
        10.2   Borrower's Funds...............................................50

ARTICLE 11 ENVIRONMENTAL MATTERS..............................................51
        11.1   Representations and Warranties on Environmental Matters........51
        11.2   Covenants on Environmental Matters.............................51

ARTICLE 12 MISCELLANEOUS......................................................53
        12.1   Notices........................................................53
        12.2   Amendments and Waivers; References.............................54
        12.3   Limitation on Interest.........................................54
        12.4   Invalid Provisions.............................................55
        12.5   Reimbursement of Expenses......................................55
        12.6   Approvals; Third Parties; Conditions...........................55
        12.7   Lender Not in Control; No liability or Partnership.............56
        12.8   Time of the Essence............................................56
        12.9   Successors and Assigns.........................................56
        12.10  Renewal, Extension, Rearrangement, Loan Outplacement...........56
        12.11  Waivers........................................................57
        12.12  Cumulative Rights..............................................57
        12.13  Singular and Plural............................................57
        12.14  Phrases........................................................57
        12.15  Exhibits and Schedules.........................................58
        12.16  Titles of Articles, Sections and Subsections...................58
        12.17  Promotional Material...........................................58

        12.18  Survival.......................................................58
        12.19  WAIVER OF JURY TRIAL...........................................58
        12.20  Punitive or Consequential Damages; Waiver......................58
        12.21  Governing Law..................................................59
        12.22  Entire Agreement...............................................59
        12.23  Counterparts...................................................59
        12.24  Limitation on Liability of Borrower's, Guarantor's and
               Lender's Officers, Employees, Etc..............................59
        12.25  Venue..........................................................59

INDEX OF EXHIBITS AND SCHEDULES

Schedule 1.1:     Advance Conditions
Schedule 2.3:     Form of Reassignment of Security Instrument
                  Exhibit 1:  Reassignment of Contracts, Notes Receivable and
                  Mortgages
Schedule 4.1:     Organizational Matters
Schedule 4.13     Contracts with Affiliates
Schedule 4.17     Description of Amenities]
Schedule 5.11     Litigation
Schedule 5.13     Jurisdictions of Sales
Exhibit A:        Land
Exhibit B:        Form of Availability Report
Exhibit C:        Form of Borrower Estoppel
Exhibit D:        Availability Percentages
Exhibit E:        Request for Advance
Exhibit F:        Form of Collateral Assignment of Contracts,
                  Notes Receivable and Mortgages
                  Schedule 1:  List of Notes Receivable and Purchase Documents
                  and Mortgages, together with all necessary land record
                  information.
Exhibit H:        Form of Endorsement
Exhibit I:        Specific Operating Contracts
Exhibit J:        Permitted Exceptions
Exhibit K:        Sales Report